                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:     811-2865
                                                     ------------------

                             Columbia Funds Trust IV
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                   -------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    -------------------

Date of fiscal year end:   11/30/05
                          ---------------

Date of reporting period:  05/31/05
                          ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA TAX-EXEMPT FUND

SEMIANNUAL REPORT

MAY 31, 2005

TABLE OF CONTENTS

Performance Information                                    1

Fund Profile                                               2

Understanding Your Expenses                                3

Economic Update                                            4

Portfolio Manager's Report                                 5

Investment Portfolio                                       7

Statement of Assets and Liabilities                       38

Statement of Operations                                   39

Statement of Changes in Net Assets                        40

Notes to Financial Statements                             41

Financial Highlights                                      47

Board Consideration and Approval of
Investment Advisory Agreement                             50

Important Information About This Report                   53

The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                        COLUMBIA TAX-EXEMPT FUND

[PHOTO OF CHRISTOPHER L. WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
PRESIDENT, COLUMBIA FUNDS

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris joined Bank of America in August 2004.

PERFORMANCE INFORMATION

                                                        COLUMBIA TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 06/01/95 - 05/31/05

               CLASS A SHARES WITHOUT SALES CHARGE     CLASS A SHARES WITH SALES CHARGE     LEHMAN BROTHERS MUNICIPAL BOND INDEX
  6/1/1995     $  10,000                               $   9,525                            $  10,000
 6/30/1995     $   9,840                               $   9,373                            $   9,913
 7/31/1995     $   9,880                               $   9,411                            $  10,007
 8/31/1995     $   9,988                               $   9,514                            $  10,134
 9/30/1995     $  10,051                               $   9,574                            $  10,198
10/31/1995     $  10,235                               $   9,749                            $  10,346
11/30/1995     $  10,465                               $   9,968                            $  10,518
12/31/1995     $  10,591                               $  10,088                            $  10,619
 1/31/1996     $  10,639                               $  10,134                            $  10,699
 2/29/1996     $  10,527                               $  10,027                            $  10,627
 3/31/1996     $  10,359                               $   9,867                            $  10,491
 4/30/1996     $  10,314                               $   9,824                            $  10,461
 5/31/1996     $  10,315                               $   9,825                            $  10,457
 6/30/1996     $  10,411                               $   9,916                            $  10,571
 7/31/1996     $  10,483                               $   9,985                            $  10,666
 8/31/1996     $  10,480                               $   9,983                            $  10,664
 9/30/1996     $  10,633                               $  10,128                            $  10,813
10/31/1996     $  10,747                               $  10,237                            $  10,936
11/30/1996     $  10,933                               $  10,414                            $  11,136
12/31/1996     $  10,874                               $  10,358                            $  11,089
 1/31/1997     $  10,868                               $  10,351                            $  11,110
 2/28/1997     $  10,975                               $  10,454                            $  11,212
 3/31/1997     $  10,838                               $  10,323                            $  11,063
 4/30/1997     $  10,914                               $  10,395                            $  11,156
 5/31/1997     $  11,063                               $  10,538                            $  11,324
 6/30/1997     $  11,180                               $  10,649                            $  11,446
 7/31/1997     $  11,605                               $  11,054                            $  11,763
 8/31/1997     $  11,422                               $  10,880                            $  11,652
 9/30/1997     $  11,565                               $  11,016                            $  11,791
10/31/1997     $  11,641                               $  11,088                            $  11,866
11/30/1997     $  11,718                               $  11,161                            $  11,936
12/31/1997     $  11,921                               $  11,355                            $  12,110
 1/31/1998     $  12,050                               $  11,477                            $  12,235
 2/28/1998     $  12,033                               $  11,461                            $  12,239
 3/31/1998     $  12,041                               $  11,469                            $  12,250
 4/30/1998     $  11,963                               $  11,395                            $  12,195
 5/31/1998     $  12,189                               $  11,610                            $  12,387
 6/30/1998     $  12,250                               $  11,668                            $  12,436
 7/31/1998     $  12,251                               $  11,669                            $  12,467
 8/31/1998     $  12,499                               $  11,905                            $  12,660
 9/30/1998     $  12,692                               $  12,089                            $  12,818
10/31/1998     $  12,640                               $  12,040                            $  12,818
11/30/1998     $  12,683                               $  12,081                            $  12,863
12/31/1998     $  12,717                               $  12,113                            $  12,895
 1/31/1999     $  12,856                               $  12,245                            $  13,049
 2/28/1999     $  12,778                               $  12,171                            $  12,991
 3/31/1999     $  12,762                               $  12,156                            $  13,010
 4/30/1999     $  12,807                               $  12,199                            $  13,042
 5/31/1999     $  12,703                               $  12,100                            $  12,966
 6/30/1999     $  12,492                               $  11,899                            $  12,780
 7/31/1999     $  12,517                               $  11,923                            $  12,826
 8/31/1999     $  12,361                               $  11,774                            $  12,723
 9/30/1999     $  12,316                               $  11,731                            $  12,728
10/31/1999     $  12,112                               $  11,537                            $  12,591
11/30/1999     $  12,191                               $  11,612                            $  12,724
12/31/1999     $  12,091                               $  11,516                            $  12,629
 1/31/2000     $  11,978                               $  11,409                            $  12,573
 2/29/2000     $  12,127                               $  11,551                            $  12,719
 3/31/2000     $  12,350                               $  11,763                            $  12,996
 4/30/2000     $  12,267                               $  11,685                            $  12,920
 5/31/2000     $  12,168                               $  11,590                            $  12,853
 6/30/2000     $  12,481                               $  11,888                            $  13,193
 7/31/2000     $  12,639                               $  12,039                            $  13,376
 8/31/2000     $  12,858                               $  12,247                            $  13,582
 9/30/2000     $  12,745                               $  12,139                            $  13,512
10/31/2000     $  12,876                               $  12,264                            $  13,659
11/30/2000     $  13,005                               $  12,387                            $  13,763
12/31/2000     $  13,400                               $  12,763                            $  14,103
 1/31/2001     $  13,449                               $  12,811                            $  14,243
 2/28/2001     $  13,556                               $  12,912                            $  14,288
 3/31/2001     $  13,629                               $  12,982                            $  14,417
 4/30/2001     $  13,299                               $  12,667                            $  14,261
 5/31/2001     $  13,459                               $  12,819                            $  14,415
 6/30/2001     $  13,591                               $  12,945                            $  14,512
 7/31/2001     $  13,910                               $  13,249                            $  14,726
 8/31/2001     $  14,209                               $  13,534                            $  14,969
 9/30/2001     $  14,077                               $  13,408                            $  14,918
10/31/2001     $  14,325                               $  13,644                            $  15,096
11/30/2001     $  14,021                               $  13,355                            $  14,969
12/31/2001     $  13,833                               $  13,176                            $  14,827
 1/31/2002     $  14,074                               $  13,405                            $  15,083
 2/28/2002     $  14,282                               $  13,604                            $  15,264
 3/31/2002     $  13,886                               $  13,227                            $  14,965
 4/30/2002     $  14,217                               $  13,542                            $  15,257
 5/31/2002     $  14,331                               $  13,650                            $  15,350
 6/30/2002     $  14,477                               $  13,789                            $  15,513
 7/31/2002     $  14,668                               $  13,971                            $  15,713
 8/31/2002     $  14,838                               $  14,133                            $  15,902
 9/30/2002     $  15,242                               $  14,518                            $  16,250
10/31/2002     $  14,833                               $  14,129                            $  15,980
11/30/2002     $  14,759                               $  14,058                            $  15,913
12/31/2002     $  15,166                               $  14,446                            $  16,249
 1/31/2003     $  15,045                               $  14,330                            $  16,208
 2/28/2003     $  15,375                               $  14,644                            $  16,435
 3/31/2003     $  15,342                               $  14,614                            $  16,445
 4/30/2003     $  15,526                               $  14,789                            $  16,553
 5/31/2003     $  16,053                               $  15,290                            $  16,941
 6/30/2003     $  15,926                               $  15,169                            $  16,870
 7/31/2003     $  15,109                               $  14,391                            $  16,279
 8/31/2003     $  15,259                               $  14,534                            $  16,401
 9/30/2003     $  15,849                               $  15,096                            $  16,883
10/31/2003     $  15,716                               $  14,969                            $  16,799
11/30/2003     $  15,945                               $  15,188                            $  16,974
12/31/2003     $  16,097                               $  15,332                            $  17,115
 1/31/2004     $  16,166                               $  15,398                            $  17,212
 2/29/2004     $  16,494                               $  15,711                            $  17,470
 3/31/2004     $  16,338                               $  15,561                            $  17,409
 4/30/2004     $  15,836                               $  15,084                            $  16,997
 5/31/2004     $  15,774                               $  15,025                            $  16,935
 6/30/2004     $  15,847                               $  15,094                            $  16,996
 7/31/2004     $  16,088                               $  15,323                            $  17,221
 8/31/2004     $  16,474                               $  15,691                            $  17,565
 9/30/2004     $  16,596                               $  15,807                            $  17,658
10/31/2004     $  16,743                               $  15,948                            $  17,810
11/30/2004     $  16,551                               $  15,765                            $  17,664
12/31/2004     $  16,834                               $  16,034                            $  17,880
 1/31/2005     $  17,043                               $  16,233                            $  18,046
 2/28/2005     $  16,944                               $  16,139                            $  17,986
 3/31/2005     $  16,747                               $  15,952                            $  17,873
 4/30/2005     $  17,109                               $  16,296                            $  18,155
 5/31/2005     $  17,313                               $  16,490                            $  18,284

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 05/31/05 (%)

  SHARE CLASS                      A                  B                 C
  ------------------------------------------------------------------------------
  INCEPTION                     11/21/78           05/05/92           08/01/97
  ------------------------------------------------------------------------------
  SALES CHARGE              WITHOUT     WITH   WITHOUT     WITH   WITHOUT   WITH
  ------------------------------------------------------------------------------
  6-MONTH (CUMULATIVE)         4.67    -0.30      4.28    -0.72      4.36   3.36
  1-YEAR                       9.81     4.59      9.00     4.00      9.16   8.16
  5-YEAR                       7.32     6.28      6.52     6.21      6.68   6.68
  10-YEAR                      5.64     5.13      4.86     4.86      4.98   4.98

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

  SHARE CLASS                      A                  B                 C
  ------------------------------------------------------------------------------
  SALES CHARGE              WITHOUT     WITH   WITHOUT     WITH   WITHOUT   WITH
  ------------------------------------------------------------------------------
  6-MONTH (CUMULATIVE)         0.92    -3.88      0.54    -4.39      0.61  -0.37
  1-YEAR                       2.50    -2.37      1.73    -3.17      1.88   0.90
  5-YEAR                       6.27     5.25      5.49     5.17      5.64   5.64
  10-YEAR                      5.61     5.09      4.82     4.82      4.94   4.94

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on November 21, 1978, class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
06/01/95 - 05/31/05 ($)

  SALES CHARGE        WITHOUT        WITH
  ----------------------------------------
  Class A              17,313       16,490
  Class B              16,068       16,068
  Class C              16,253       16,253

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

FUND PROFILE

                                                        COLUMBIA TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 05/31/05 (%)

   Refunded/escrowed                  17.3
   Local general obligations          12.5
   State appropriated                  7.3
   Hospitals                           6.7
   Toll facilities                     6.2

QUALITY BREAKDOWN AS OF 05/31/05 (%)

   AAA                                63.8
   AA                                  6.3
   A                                   6.0
   BBB                                 6.5
   BB                                  0.8
   B                                   0.3
   CC                                  0.1
   Non-rated                          14.5
   Cash equivalents                    1.7

MATURITY BREAKDOWN AS OF 05/31/05 (%)

   1-3 years                           0.7
   3-5 years                           2.1
   5-7 years                           5.5
   7-10 years                         13.5
   10-15 years                        36.2
   15-20 years                        23.6
   20-25 years                         9.6
   25 years and over                   7.1
   Cash equivalents                    1.7

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2005, THE FUND'S CLASS A SHARES RETURNED 4.67%, WITHOUT SALES CHARGE.

- THE FUND OUTPERFORMED BOTH ITS BENCHMARK, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, AND THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER GENERAL MUNICIPAL DEBT FUNDS CATEGORY.

- THE FUND DID BETTER THAN ITS BENCHMARK BECAUSE IT HAD MORE EXPOSURE TO LONG-TERM BONDS AND RELATIVELY LESS EXPOSURE TO SHORT-TERM BONDS. WE BELIEVE THIS POSITIONING ALSO HELPED IT OUTPERFORM ITS PEER GROUP AVERAGE. LONG-TERM BOND PRICES ROSE WHILE SHORT-TERM BONDS LOST GROUND DUE TO RISING SHORT-TERM INTEREST RATES.

[CHART]

CLASS A SHARES                     4.67%
LEHMAN BROTHERS
MUNICIPAL BOND INDEX               3.51%

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. It is unmanaged and unavailable for investment.

                                    OBJECTIVE

  Seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation

                                TOTAL NET ASSETS

                                $1,669.1 million

MANAGEMENT STYLE

                     FIXED INCOME MATURITY
                  SHORT     INTERM.      LONG
QUALITY
HIGH                                      X
MED
LOW

UNDERSTANDING YOUR EXPENSES

                                                        COLUMBIA TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

12/01/04 - 05/31/05

                   ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
                  ACTUAL     HYPOTHETICAL      ACTUAL     HYPOTHETICAL    ACTUAL    HYPOTHETICAL
   CLASS A       1,000.00      1,000.00       1,046.67      1,020.74       4.29          4.23             0.84
   CLASS B       1,000.00      1,000.00       1,042.78      1,017.00       8.10          8.00             1.59
   CLASS C       1,000.00      1,000.00       1,043.58      1,017.75       7.34          7.24             1.44

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or distributor not waived or reimbursed a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                        COLUMBIA TAX-EXEMPT FUND

During the six-month period that began December 1, 2004, and ended May
31, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap between the United States and its trading partners appeared to have been overstated. First quarter 2005 GDP growth was also underestimated at 3.1% in a preliminary report, restated at 3.5%, then finalized at 3.8%. The pattern of growth over the past six months confirmed that the economy remained on solid ground despite occasional subpar job figures.

Job growth dominated US economic news throughout the period as the pace of new job creation picked up and more than two million jobs were created in 2004. In 2005, job additions have been uneven. Yet, nearly one million jobs have been created so far and the unemployment rate has trended lower. A few disappointing job figures early in 2005 put a damper on consumer confidence readings. However, sentiment bounced back near the end of the period and, overall, consumers remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

BOND MARKET DELIVERED MODEST RETURNS

Most of the US bond market delivered modest returns as yields moved higher, then lower in response to mixed economic and market news, including a ratings downgrade of General Motors and Ford bonds to "junk" status. (Bond yields and prices move in opposite directions.) The Lehman Brothers Aggregate Bond Index returned 2.90% for the period. Gains achieved by high-yield bonds early in the period were offset by negative returns late in the period. As a result, the Merrill Lynch US High Yield, Cash Pay Index returned 0.81%. Municipal bonds did better than taxable bonds, as many states enjoyed higher revenues from the expanding economy and legislatures worked to keep budgets balanced. The Lehman Brothers Municipal Bond Index returned 3.51% for the six-month reporting period.

STOCKS RALLIED, THEN LOST MOMENTUM

The stock market rallied in December of 2004, as uncertainty surrounding the US presidential election was resolved and energy prices appeared to stabilize. However, those early gains were offset by a market pullback as investors turned cautious in 2005 at the possibility of higher interest rates, higher inflation and subdued corporate profit growth. Energy prices also picked up again. In this environment, the S&P 500 Index returned 2.42%. Value stocks did better than growth stocks, as measured by the Russell 1000 Value Index, which gained 4.03% over the same period.

HIGHER SHORT-TERM INTEREST RATES

The Federal Reserve (the Fed) made good on its announced intentions to continue to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four increases during this reporting period, the fed funds rate stood at 3.00%.(1) Last year the Fed indicated that it would raise short-term interest rates at a measured pace, and so far each of the eight increases have been in one-quarter percentage point increments. In recent testimony, Fed chairman Greenspan suggested that future increases would likely follow the same gradual course.

(1) On June 30, the federal funds rate was raised to 3.25%.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2005

- BOND RETURNS WERE MODEST AS SHORT-TERM INTEREST RATES ROSE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 2.90%. HOWEVER, MUNICIPAL BONDS GOT A BOOST AS STATE FINANCES IMPROVED. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 3.51%.

[CHART]

LEHMAN AGGREGATE INDEX                  2.90%
LEHMAN MUNICIPAL INDEX                  3.51%

- THE STOCK MARKET HELD ON TO SOME OF THE RETURNS ACHIEVED EARLY IN THE PERIOD EVEN THOUGH IT LOST MOMENTUM LATE IN THE PERIOD. THE S&P 500 INDEX RETURNED 2.42%. VALUE STOCKS DID BETTER, AS MEASURED BY THE RUSSELL 1000 VALUE INDEX.

[CHART]

S&P 500 INDEX                           2.42%
RUSSELL INDEX                           4.03%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGER'S REPORT

                                                        COLUMBIA TAX-EXEMPT FUND

For the six-month period ended May 31, 2005, Columbia Tax-Exempt Fund class A shares returned 4.67% without sales charge. The fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.51%. It also outpaced the average return of its peer group, the Lipper General Municipal Debt Funds Category, which was 3.09%(1).

LONG-TERM RATES DECLINED, NON-CALLABLE BONDS HELPED RETURNS

We believe the fund did better than its peers because it generally had more exposure to longer-term bonds and less exposure to short-term bonds. In an environment of modest economic growth and relatively benign inflation, yields on longer-term bonds declined and prices rose. Bonds with maturities of 20 years and longer fared better than the short end of the maturity spectrum over the past six months. Short-term bond prices fell as the Federal Reserve (the Fed) raised the federal funds rate--a key short-term rate--on four occasions during the period. In particular, our holdings in non-callable bonds maturing in 15 years or longer helped performance. Without a call provision an issuer cannot redeem its bonds prior to maturity. These non-callable bonds also help to limit the fund's exposure to reinvestment risk in an environment of declining long-term interest rates. Also, in this low rate environment, callable bonds are likely to trade to their shorter-term call date instead of their stated final maturity. This shortens the bond's effective maturity and as rates fall, the shorter effective maturity is less sensitive to rate changes than non-callable bonds with the same stated maturity.

Also, the funds duration (a measure of the fund's sensitivity to interest rate changes) was generally longer than its peers and helped in this rate environment.

ZERO COUPON AND HIGH-YIELD BONDS ADDED TO RETURN

Zero coupon bonds also performed well for the fund. These bonds, are highly sensitive to interest rate fluctuations because they do not make periodic interest payments and instead are sold at deep discount to face value. In addition, the fund's exposure to high-yield municipal securities also boosted performance, partly because the credit spread (additional yield compensation received when buying high yield bonds) narrowed as investors continued to seek out higher yields--despite their higher risks--in a low-rate environment.

INSURANCE SECTOR UPDATE

The bond insurance industry has gained several participants, adding to competition, yet it is dominated by established companies characterized

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 05/31/05 ($)

   Class A                       13.83
   Class B                       13.83
   Class C                       13.83

DISTRIBUTIONS DECLARED PER SHARE 12/01/04 - 05/31/05 ($)

   Class A                        0.30
   Class B                        0.25
   Class C                        0.26

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from net investment income.

SEC YIELDS AS OF 05/31/05 (%)

   Class A                        3.74
   Class B                        3.18
   Class C                        3.33

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 05/31/05 (%)

   Class A                        5.75
   Class B                        4.89
   Class C                        5.12

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

by ultraconservative underwriting standards. The industry continues to diversify from traditional municipal business as international opportunities mature. MBIA, the world's largest bond insurer, has received subpoena requests from state and federal authorities covering several points of interest and is fully cooperating with investigators. Based on available information to date, we remain comfortable in MBIA's underwriting model and claims paying ability and continue to approve their municipal insured bonds for purchase.

INFLATION REMAINED IN CHECK

We anticipate that economic growth will be gradual, both domestically and around the world. High energy prices and relatively low business confidence continued to restrain job and wage growth in the United States. Meanwhile China continued to flood the US market with cheap goods and services, which has helped keep a lid on price inflation. Against this backdrop, we plan to maintain the fund's focus on 20 years and longer municipal issues, with a special emphasis on bonds with call protection. We seek to manage the fund's sensitivity to changing interest rates and expect to maintain our bias towards higher sensitivity as long as inflationary pressures remain subdued.

[PHOTO OF KIMBERLY CAMPBELL]

Kimberly Campbell has managed the Columbia Tax-Exempt Fund since December 2001. Ms. Campbell has been with the advisor or its predecessors or affiliate organizations since June 1995.

/s/ Kimberly A. Campbell

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investing in high-yield or "junk bonds" offers the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

[SIDENOTE]

IN AN ENVIRONMENT OF MODEST ECONOMIC GROWTH AND RELATIVELY LOW INFLATION, WE PLAN TO MAINTAIN THE FUND'S FOCUS IN THE 20 YEARS OR LONGER MATURITY SPECTRUM.

INVESTMENT PORTFOLIO
MAY 31, 2005 (UNAUDITED)                                COLUMBIA TAX-EXEMPT FUND

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - 96.4%
EDUCATION - 2.6%
EDUCATION - 2.5%

             CA EDUCATIONAL FACILITIES AUTHORITY  Loyola Marymount University, Series 2001:
                                                   Insured: MBIA
                                                      (a) 10/01/17                                     2,525,000     1,502,602
                                                      (a) 10/01/20                                     1,000,000       507,710

      MA HEALTH & EDUCATION FACILITIES AUTHORITY  Massachusetts Institute of Technology:
                                                   Series 2002 K,
                                                      5.500% 07/01/22                                  7,000,000     8,386,980
                                                   Series 2002 L,
                                                      5.000% 07/01/18                                  5,000,000     5,652,500
                                                  Tufts University, Series 2002 J,
                                                      5.500% 08/15/17 (b)                              2,895,000     3,374,991

        MN HIGHER EDUCATION FACILITIES AUTHORITY  College Art & Design, Series 2000 5-D,
                                                      6.750% 05/01/26                                    500,000       547,490

                      MN UNIVERSITY OF MINNESOTA  Series 1996 A,
                                                      5.750% 07/01/17                                  1,000,000     1,192,860
                                                  Series 1999 A,
                                                      5.500% 07/01/21                                  1,000,000     1,180,560

       NJ ECONOMIC DEVELOPMENT AUTHORITY REVENUE  Refunding, School Facilities Construction,
                                                   Series N-1,
                                                   Insured: FGIC
                                                      5.500% 09/01/27                                  2,000,000     2,405,960

                   VA COLLEGE BUILDING AUTHORITY  Virginia Educational Facilities,
                                                   Washington & Lee University, Series 2001,
                                                      5.375% 01/01/21                                  8,000,000     9,296,560

                  WV UNIVERSITY OF WEST VIRGINIA  Series 1998 A,
                                                   Insured: MBIA
                                                      5.250% 04/01/28                                  5,000,000     5,806,200
                                                  Series 2000 A,
                                                   Insured: AMBAC
                                                      (a) 04/01/16                                     3,300,000     2,108,040
                                                                                                 Education Total    41,962,453

PREP SCHOOL - 0.1%
                    MA INDUSTRIAL FINANCE AGENCY  Tabor Academy, Series 1998,
                                                      5.400% 12/01/28                                  1,535,000     1,597,705
                                                                                               Prep School Total     1,597,705
                                                                                                                  ------------
                                                                                                 EDUCATION TOTAL    43,560,158

HEALTH CARE - 11.7%
CONTINUING CARE RETIREMENT - 1.0%

           FL CAPITAL PROJECTS FINANCE AUTHORITY  Glenridge on Palmer Ranch, Series 2002 A,
                                                      8.000% 06/01/32                                  4,000,000     4,426,560

            FL LEE COUNTY INDUSTRIAL DEVELOPMENT  Shell Point Village Project, Series 1999 A,
                                       AUTHORITY      5.750% 11/15/15                                    250,000       262,305

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
CONTINUING CARE RETIREMENT - (CONTINUED)

               HI DEPARTMENT OF BUDGET & FINANCE  Kahala Senior Living Community,
                                                   Series 2003 A,
                                                      7.875% 11/15/23                                  2,000,000     2,283,580

       PA DELAWARE COUNTY INDUSTRIAL DEVELOPMENT  Care Institute Main Line LLC,
                               AUTHORITY REVENUE      9.000% 08/01/31                                  8,395,000     8,086,652

                 PA MONTGOMERY COUNTY INDUSTRIAL  Whitemarsh Continuing Care Project,
                           DEVELOPMENT AUTHORITY      6.125% 02/01/28 (c)                              1,500,000     1,573,695
                                                                                                 Continuing Care
                                                                                                Retirement Total    16,632,792

HEALTH SERVICES - 0.4%
                   MA DEVELOPMENT FINANCE AGENCY  Boston Biomedical Research Institute,
                                                   Series 1999,
                                                      5.650% 02/01/19                                  1,000,000       995,210

    WI HEALTH & EDUCATIONAL FACILITIES AUTHORITY  Marshfield Clinic, Series 1999,
                                                   Insured: RAD
                                                      6.250% 02/15/29                                  5,600,000     6,232,632
                                                                                                          Health
                                                                                                  Services Total     7,227,842

HOSPITALS - 6.7%
                  AZ HEALTH FACILITIES AUTHORITY  Catholic Healthcare West, Series 1999 A,
                                                      6.625% 07/01/20                                  7,000,000     7,826,140

               FL HILLSBOROUGH COUNTY INDUSTRIAL  Tampa General Hospital, Series 2003 A,
                           DEVELOPMENT AUTHORITY      5.250% 10/01/24                                  3,200,000     3,365,056

    FL ORANGE COUNTY HEALTH FACILITIES AUTHORITY  Orlando Regional Healthcare System:
                                                   Series 1999 A,
                                                   Insured: MBIA
                                                      6.250% 10/01/16                                    880,000     1,064,571
                                                   Series 1999,
                                                      6.000% 10/01/26                                  7,050,000     7,516,921
                                                   Series 2002,
                                                      5.750% 12/01/32                                  1,650,000     1,774,625

              FL WEST ORANGE HEALTHCARE DISTRICT  Series 2001 A,
                                                      5.650% 02/01/22                                  2,600,000     2,764,632

                  LA PUBLIC FACILITIES AUTHORITY  Touro Infirmary, Series 1999 A,
                                                      5.625% 08/15/29                                  9,440,000     9,840,067

   MA HEALTH & EDUCATIONAL FACILITIES AUTHORITY   South Shore Hospital, Series 1999 F,
                                                      5.750% 07/01/29                                 10,500,000    10,989,720

    MD HEALTH & EDUCATIONAL FACILITIES AUTHORITY  University of Maryland Medical System,
                                                   Series 2000,
                                                      6.750% 07/01/30                                  2,000,000     2,255,200

                             MI DICKINSON COUNTY  Series 1999,
                                                      5.700% 11/01/18                                  1,800,000     1,857,852

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
HOSPITALS - (CONTINUED)

                                    MN ROCHESTER  Mayo Medical Center, Series 1992 I,
                                                      5.900% 11/15/09                                    500,000       554,890

             MN ST. PAUL HOUSING & REDEVELOPMENT  HealthEast, Inc.:
                                       AUTHORITY   Series 1993 B,
                                                      6.625% 11/01/17                                    805,000       809,154
                                                   Series 1997 A,
                                                      5.500% 11/01/09                                    250,000       251,110

                                      MN WACONIA  Ridgeview Medical Center, Series 1999 A,
                                                   Insured: RAD
                                                      6.125% 01/01/29                                  1,000,000     1,103,110

                MS MEDICAL CENTER BUILDING CORP.  University of Mississippi Medical Center,
                                                   Series 1998,
                                                   Insured: AMBAC
                                                      5.500% 12/01/23                                  9,550,000    11,271,865

                    MT HEALTH FACILITY AUTHORITY  Hospital Facilities, Series 1994,
                                                   Insured: AMBAC
                                                      7.470% 02/25/25 (c)                              6,000,000     6,135,360

                       NC MEDICAL CARE COMMUNITY  Wilson Memorial Hospital, Series 1997,
                            HEALTH CARE FACILITY   Insured: AMBAC
                                                      (a) 11/01/14                                     1,380,000       953,221

                  NH HIGHER EDUCATIONAL & HEALTH  Series 1998,
                                                      5.800% 05/01/18                                  1,470,000     1,513,938

                                    NV HENDERSON  Catholic Healthcare West, Series 1999 A,
                                                      6.750% 07/01/20                                  3,200,000     3,584,864

               OH HIGHLAND COUNTY JOINT TOWNSHIP  Series 1999,
                               HOSPITAL DISTRICT      6.750% 12/01/29                                  1,405,000     1,405,857

  TX HARRIS COUNTY HEALTH FACILITIES DEVELOPMENT  Rites-PA 549,
                                       AUTHORITY   Insured: MBIA
                                                      7.762% 07/01/15 (c)(d)                           9,000,000    10,182,870

        VA FAIRFAX COUNTY INDUSTRIAL DEVELOPMENT  Inova Health System, Series 1993 A,
                                       AUTHORITY      5.000% 08/15/23                                 10,000,000    10,943,400

        VA HENRICO COUNTY INDUSTRIAL DEVELOPMENT  Bon Secours Health, Series 1996,
                                       AUTHORITY   Insured: MBIA
                                                      6.000% 08/15/16                                  5,000,000     5,888,250

    WI HEALTH & EDUCATIONAL FACILITIES AUTHORITY  Aurora Health Care, Inc., Series 2003,
                                                      6.400% 04/15/33                                  3,175,000     3,542,443
                                                  Wheaton Franciscan Services, Series 2002,
                                                      5.750% 08/15/30                                  4,000,000     4,290,600
                                                                                                 Hospitals Total   111,685,716

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
INTERMEDIATE CARE FACILITIES - 0.6%

                IL DEVELOPMENT FINANCE AUTHORITY  Hoosier Care, Inc., Series 1999 A,
                                                      7.125% 06/01/34                                  2,360,000     2,093,674

        IN HEALTH FACILITIES FINANCING AUTHORITY  Hoosier Care, Inc., Series 1999 A,
                                                      7.125% 06/01/34                                  9,770,000     8,667,456
                                                                                               Intermediate Care
                                                                                                      Facilities    10,761,130

NURSING HOMES - 3.0%
             CA SAN DIEGO INDUSTRIAL DEVELOPMENT  Series 1986,
                                                      8.750% 12/01/16                                  4,300,000     4,338,313

          CO HEALTH FACILITIES AUTHORITY REVENUE  American Housing Foundation I, Inc.,
                                                   Series 2003 A,
                                                      8.500% 12/01/31                                    905,000       959,490

                                       IA MARION  Health Care Facilities Revenue,
                                                      6.500% 01/01/29                                    200,000       203,934

                            IA FINANCE AUTHORITY  Care Initiatives, Series 1998 B:
                                                      5.750% 07/01/28                                  4,500,000     4,225,950
                                                      5.500% 07/01/08                                    975,000       976,862

         IN GARY INDUSTRIAL ECONOMIC DEVELOPMENT  West Side Health Care Center,
                                                   Series 1987 A,
                                                      11.500% 10/01/17 (e)                             1,760,000       528,053

                   MA DEVELOPMENT FINANCE AGENCY  Woodlawn Manor, Inc.:
                                                   Series 2000 A,
                                                      7.750% 12/01/27                                  2,397,000     1,317,607
                                                   Series 2000 B,
                                                      10.250% 06/01/27 (e)(f)                            742,783       111,418

                    MA INDUSTRIAL FINANCE AGENCY  GF/Massachusetts, Inc., Series 1994,
                                                      8.300% 07/01/23                                 11,360,000    11,373,291

  MI CHEBOYGAN COUNTY ECONOMIC DEVELOPMENT CORP.  Metro Health Foundation Project,
                                                   Series 1993,
                                                      11.000% 11/01/22 (g)(h)                            476,098        29,042

        PA CAMBRIA COUNTY INDUSTRIAL DEVELOPMENT  Beverly Enterprises, Series 1987,
                                       AUTHORITY      10.000% 06/18/12                                 1,100,000     1,216,908

        PA CHESTER COUNTY INDUSTRIAL DEVELOPMENT  Pennsylvania Nursing Home, Series 2002,
                                       AUTHORITY      8.500% 05/01/32                                  6,425,000     6,442,026

     PA LACKAWANNA COUNTY INDUSTRIAL DEVELOPMENT  Greenridge Nursing Center, Series 1990,
                                       AUTHORITY      7.750% 12/01/10 (f)(i)                             895,000       805,500

        PA LUZERNE COUNTY INDUSTRIAL DEVELOPMENT  Millville Nursing Center, Series 1990,
                                       AUTHORITY      7.750% 12/01/12 (f)(i)                           2,615,000     2,353,500

                 PA WASHINGTON COUNTY INDUSTRIAL  First Mortgage AHF Project, Series 2003,
                           DEVELOPMENT AUTHORITY      7.750% 01/01/29                                  2,218,000     2,276,888

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
NURSING HOMES - (CONTINUED)

          TN METROPOLITAN GOVERNMENT NASHVILLE &  First Mortgage-AHF Project, Series 2003,
 DAVIDSON COUNTIES HEALTH & EDUCATION FACILITIES      7.750% 01/01/29                                    508,000       521,487

              WA KITSAP COUNTY HOUSING AUTHORITY  Martha & Mary Nursing Home, Series 1996,
                                                   Insured: GNMA
                                                      7.100% 02/20/36                                 10,000,000    11,483,300
                                                                                                         Nursing
                                                                                                     Homes Total    49,163,569
                                                                                                                  ------------
                                                                                               HEALTH CARE TOTAL   195,471,049

HOUSING - 3.6%
ASSISTED LIVING/SENIOR - 1.3%
                                  DE KENT COUNTY  Heritage at Dover, Series 1999, AMT,
                                                      7.625% 01/01/30                                  1,665,000     1,537,078

                IL DEVELOPMENT FINANCE AUTHORITY  Care Institute, Inc., Series 1995,
                                                      8.250% 06/01/25                                  9,380,000     9,756,419

                                    MN ROSEVILLE  Care Institute, Inc., Series 1993,
                                                      7.750% 11/01/23 (e)                              3,275,000     2,130,715

                      NC MEDICAL CARE COMMISSION  DePaul Community Facilities Project,
                                                   Series 1999,
                                                      7.625% 11/01/29                                  2,130,000     2,231,452

                  TX BELL COUNTY HEALTH FACILITY  Care Institutions, Inc., Series 1994,
                               DEVELOPMENT CORP.      9.000% 11/01/24                                  7,050,000     6,686,925
                                                                                                Assisted Living/
                                                                                                    Senior Total    22,342,589

MULTI-FAMILY - 2.0%
                  CO HEALTH FACILITIES AUTHORITY  Birchwood Manor, Series 1991 A,
                                                   Insured: GNMA
                                                      7.625% 04/01/26                                  1,835,000     1,840,083

     FL BROWARD COUNTY HOUSING FINANCE AUTHORITY  Chaves Lake Apartment Project,
                                                   Series 2000 A, AMT,
                                                      7.500% 07/01/40                                  6,425,000     6,492,719
                                                  Cross Keys Apartments,
                                                   Series 1998 A, AMT,
                                                      5.750% 10/01/28                                    990,000     1,016,849

        FL CLAY COUNTY HOUSING FINANCE AUTHORITY  Madison Commons Apartments,
                                                   Series 2000 A, AMT,
                                                      7.450% 07/01/40                                  3,200,000     3,243,488

                       FL HOUSING FINANCE CORP.   Sunset Place Apartments, Series 1999 K-1,
                                                      6.000% 10/01/19                                    150,000       147,863

                                    MN LAKEVILLE  Southfork Apartments Project,
                                                   Series 1989 A,
                                                      9.875% 02/01/20                                    200,000       199,994

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HOUSING - (CONTINUED)
MULTI-FAMILY - (CONTINUED)

                                  MN MINNEAPOLIS  Riverplace Project,
                                                   Series 1987 A,
                                                      7.100% 01/01/20                                    170,000       170,235

             MN ROBBINSDALE ECONOMIC DEVELOPMENT  Broadway Court, Series 1999 A,
                                       AUTHORITY      6.875% 01/01/26                                    250,000       233,502

                  MN WASHINGTON COUNTY HOUSING &  Cottages of Aspen, Series 1992, AMT,
                         REDEVELOPMENT AUTHORITY      9.250% 06/01/22                                  1,900,000     1,945,676

                              MN WHITE BEAR LAKE  Birch Lake Townhome Project:
                                                   Series 1989 A,
                                                      9.750% 07/15/19                                  2,385,000     2,386,717
                                                   Series 1989 B, AMT,
                                                     (a) 07/15/19                                        266,000       103,889

         MO ST. LOUIS AREA HOUSING FINANCE CORP.  Wellington Arms III, Series 1979,
                                                   Insured: FHA
                                                      7.375% 01/01/21                                  1,693,530     1,716,714

                       NC HOUSING FINANCE AGENCY  Series 1994 F,
                                                   Insured: FHA
                                                      6.600% 07/01/17                                    610,000       622,200

                          RESOLUTION TRUST CORP.  Pass-Through Certificates, Series 1993 A,
                                                      8.500% 12/01/16 (d)                              6,615,223     6,559,390

        TN FRANKLIN INDUSTRIAL DEVELOPMENT BOARD  Landings Apartment Project, Series 1996 B,
                                                      8.750% 04/01/27                                  3,120,000     3,196,627

           VA ALEXANDRIA REDEVELOPMENT & HOUSING  Courthouse Commons Apartments:
                                       AUTHORITY   Series 1990 A, AMT,
                                                     10.000% 01/01/21 (g)                                760,000       630,352
                                                   Series 1990 B, AMT,
                                                     (a) 01/01/21 (g)                                    830,000     1,212,194

           WY ROCK SPRINGS HOUSING FINANCE CORP.  Bicentennial Associates II, Series 1979,
                                                   Insured: FHA
                                                      7.360% 05/01/20                                    931,697       942,598
                                                                                                    Multi-Family
                                                                                                           Total    32,661,090

SINGLE FAMILY - 0.3%
                    CA HOUSING FINANCE AUTHORITY  Series 1984 B,
                                                     (a) 08/01/16                                        325,000        96,840

        CO EL PASO COUNTY SCHOOL DISTRICT NO. 11  Series 1988 A,
                                                   Insured: GNMA
                                                      8.375% 03/25/19                                    132,413       133,768

                    CO HOUSING FINANCE AUTHORITY  Single Family Housing, Series 1996 B-1, AMT,
                                                      7.650% 11/01/26                                    155,000       157,310

                               FL BREVARD COUNTY  Single Family Mortgage, Series 1985,
                                                   Insured: FGIC
                                                     (a) 04/01/17                                        435,000       133,780

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HOUSING - (CONTINUED)
SINGLE-FAMILY - (CONTINUED)

                               FL BROWARD COUNTY  Housing Finance Authority,
                                                   Series 1995, AMT,
                                                   Insured: GNMA
                                                      6.700% 02/01/28                                    240,000       242,981

         FL LEE COUNTY HOUSING FINANCE AUTHORITY  Series 1996 A-1, AMT,
                                                   Insured: GNMA
                                                      7.350% 03/01/27                                    305,000       307,528
                                                  Series 1998 A-2, AMT,
                                                   Insured: GNMA
                                                      6.300% 03/01/29                                    265,000       266,436

     FL MANATEE COUNTY HOUSING FINANCE AUTHORITY  Series 1996 I, AMT,
                                                   Insured: GNMA
                                                      7.450% 05/01/27                                    240,000       247,366

                                      IL CHICAGO  Single Family Mortgage:
                                                   Series 1996 B, AMT,
                                                   Insured: GNMA
                                                      7.625% 09/01/27                                    145,000       146,288
                                                   Series 1997 A, AMT
                                                   Insured: GNMA
                                                      7.250% 09/01/28                                    120,000       120,968

                       MA HOUSING FINANCE AGENCY  Series 1992 21, AMT,
                                                      7.125% 06/01/25                                    980,000       981,117

                   MN CHICAGO & STEARNS COUNTIES  Series 1994 B, AMT,
                                                   Guarantor: FNMA
                                                      7.050% 09/01/27                                     55,000        56,589

                      MN DAKOTA COUNTY HOUSING &  Series 1986,
                         REDEVELOPMENT AUTHORITY   Insured: GNMA
                                                      7.200% 12/01/09                                     10,000        10,047

                       NC HOUSING FINANCE AGENCY  Series 1998, AMT,
                                                      5.250% 03/01/17                                    405,000       415,801

                   NM MORTGAGE FINANCE AUTHORITY  Series 1999 D-2, AMT,
                                                   Insured: GNMA
                                                      6.750% 09/01/29                                  1,750,000     1,853,040

                       OK HOUSING FINANCE AGENCY  Series 1999 B-1,
                                                   Insured: GNMA
                                                      6.800% 09/01/16                                    290,000       291,450

            OR DEPARTMENT OF HOUSING & COMMUNITY  Series 1997 E,
                                        SERVICES      5.150% 07/01/13                                     50,000        52,182
                                                  Series 1998 A,
                                                      5.150% 07/01/15                                     50,000        51,953
                                                                                                   Single Family
                                                                                                           Total     5,565,444
                                                                                                                  ------------
                                                                                                   HOUSING TOTAL    60,569,123

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
INDUSTRIALS - 2.0%
FOOD PRODUCTS - 0.8%

         FL HENDRY COUNTY INDUSTRIAL DEVELOPMENT  Savannah Foods & Industries,
                                       AUTHORITY   Series 1992, AMT,
                                                      6.400% 03/01/17                                  1,500,000     1,501,305

           GA CARTERSVILLE DEVELOPMENT AUTHORITY  Anheuser Busch Project, Inc.,
                                                   Series 2002, AMT,
                                                      5.950% 02/01/32                                  3,000,000     3,223,620

            MI STRATEGIC FUND MICHIGAN SUGAR CO.  Carrollton Project,
                                                   Series 1998 C, AMT,
                                                      6.550% 11/01/25                                  3,450,000     3,320,866
                                                  Imperial Holly Corp.,
                                                   Series 1998 B,
                                                      6.450% 11/01/25                                  2,800,000     2,664,732
                                                  Sebewaing Project,
                                                   Series 1998 A,
                                                      6.250% 11/01/15                                  2,250,000     2,268,855
                                                                                                   Food Products
                                                                                                           Total    12,979,378

FOREST PRODUCTS & PAPER - 0.2%
                FL ESCAMBIA COUNTY ENVIRONMENTAL  Series 2003 A, AMT,
                             IMPROVEMENT REVENUE      5.750% 11/01/27                                  2,200,000     2,291,410

                                 IA CEDAR RAPIDS  Weyerhaeuser Co. Project, Series 1984,
                                                      9.000% 08/01/14                                  1,000,000     1,230,130
                                                                                               Forest Products &
                                                                                                     Paper Total     3,521,540

MANUFACTURING - 0.7%
           IL WILL-KANKAKEE REGIONAL DEVELOPMENT  Flanders Corp., Precisionaire Project,
                                       AUTHORITY   Series 1997, AMT,
                                                      6.500% 12/15/17                                  2,340,000     2,389,585

                    KS WICHITA AIRPORT AUTHORITY  Cessna Citation Service Center,
                                                   Series 2002 A, AMT,
                                                      6.250% 06/15/32                                  5,000,000     5,347,600

            MN ALEXANDRIA INDUSTRIAL DEVELOPMENT  Seluemed Ltd. LLP Project,
                                                   Series 1998, AMT,
                                                      5.850% 03/01/18                                    830,000       832,598

                    MO DEVELOPMENT FINANCE BOARD  Procter & Gamble Co., Series 1999, AMT,
                                                      5.200% 03/15/29                                  3,000,000     3,346,830
                                                                                                   Manufacturing
                                                                                                           Total    11,916,613

METALS & MINING - 0.1%
            NV DEPARTMENT OF BUSINESS & INDUSTRY  Wheeling-Pittsburgh Steel Corp.,
                                                   Series 1999 A, AMT,
                                                      8.000% 09/01/14 (d)                              1,205,323     1,237,131

          PA BUCKS COUNTY INDUSTRIAL DEVELOPMENT  Jorgensen Steel, Series 1980,
                                                      9.000% 06/01/05                                    500,000       500,000
                                                                                                        Metals &
                                                                                                    Mining Total     1,737,131

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
INDUSTRIALS - (CONTINUED)
OIL & GAS - 0.2%

           NJ MIDDLESEX COUNTY POLLUTION CONTROL  Amerada Hess Corp., Series 2004,
                                                      6.050% 09/15/34                                    900,000       962,334

      VI VIRGIN ISLANDS PUBLIC FINANCE AUTHORITY  Hovensa, Series 2003, AMT,
                                                      6.125% 07/01/22                                  2,100,000     2,308,488
                                                                                                 Oil & Gas Total     3,270,822
                                                                                                                  ------------
                                                                                               INDUSTRIALS TOTAL    33,425,484

OTHER - 18.7%
POOL/BOND BANK - 1.1%
                       FL MUNICIPAL LOAN COUNCIL  Series 2000 A,
                                                   Insured: MBIA
                                                     (a) 04/01/21                                      1,000,000       502,020

              MA WATER POLLUTION ABATEMENT TRUST  Series 1999 A,
                                                      6.000% 08/01/17                                 10,000,000    12,170,400

               NY ENVIRONMENTAL FACILITIES CORP.  New York City Municipal Water Project K,
                                                   Series 2002,
                                                      5.500% 06/15/17                                  4,795,000     5,647,791
                                                                                                  Pool/Bond Bank
                                                                                                           Total    18,320,211

REFUNDED/ESCROWED (j) - 17.3%
                                    AK ANCHORAGE  Ice Rink Revenue, Series 1998,
                                                   Pre-refunded 07/01/10,
                                                      6.250% 01/01/12                                  1,610,000     1,738,027

       AZ MARICOPA COUNTY INDUSTRIAL DEVELOPMENT  Advantage Point, Series 1996 A,
                                       AUTHORITY   Escrowed to Maturity,
                                                      6.625% 07/01/26                                  2,750,000     2,907,740
                                                  Single Family, Series 1984,
                                                   Escrowed to Maturity,
                                                     (a) 02/01/16                                      4,500,000     2,906,595

           AZ PIMA COUNTY INDUSTRIAL DEVELOPMENT  Series 1989, AMT,
                                       AUTHORITY   Escrowed to Maturity,
                                                      8.200% 09/01/21                                 12,370,000    17,359,687

             CA PALMDALE COMMUNITY REDEVELOPMENT  Series 1986 A, AMT,
                                          AGENCY   Escrowed to Maturity,
                                                   Insured: FHA
                                                      8.000% 03/01/16                                  3,000,000     4,096,830
                                                  Series 1986 D, AMT,
                                                   Escrowed to Maturity,
                                                   Insured: MBIA
                                                      8.000% 04/01/16                                  7,000,000     9,575,370

         CA PERRIS COMMUNITY FACILITIES DISTRICT  Series 1991 2-90,
                                                   Escrowed to Maturity,
                                                      8.750% 10/01/21                                  6,165,000     9,679,420

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (j) - (CONTINUED)

                                       CA POMONA  Series 1990 A,
                                                   Escrowed to Maturity,
                                                   Insured: GNMA
                                                      7.600% 05/01/23                                 10,000,000    13,418,400

                             CA RIVERSIDE COUNTY  Series 1998, AMT,
                                                   Escrowed to Maturity,
                                                   Insured: GNMA
                                                      8.300% 11/01/12                                 10,000,000    13,015,300

                                  CO MESA COUNTY  Series 1992,
                                                   Escrowed to Maturity,
                                                     (a) 12/01/11                                      5,905,000     4,675,874

                                    FL MELBOURNE  Series 2000 A,
                                                   Escrowed to Maturity,
                                                   Insured: FGIC
                                                     (a) 10/01/19                                        600,000       329,292

    FL ORANGE COUNTY HEALTH FACILITIES AUTHORITY  Orlando Regional Healthcare System,
                                                   Series 1996 A,
                                                   Escrowed to Maturity,
                                                   Insured: MBIA
                                                      6.250% 10/01/16                                  2,120,000     2,629,966

       FL ORLANDO UTILITIES COMMISSION WATER AND  Series 1989 D,
                                ELECTRIC REVENUE   Escrowed to Maturity,
                                                      6.750% 10/01/17                                  3,750,000     4,622,100

                              FL SEMINOLE COUNTY  Series 1992,
                                                   Escrowed to Maturity,
                                                   Insured: MBIA
                                                      6.000% 10/01/19                                  1,030,000     1,240,470

                     FL MID-BAY BRIDGE AUTHORITY  Series 1991 A,
                                                   Escrowed to Maturity,
                                                      6.875% 10/01/22                                  2,000,000     2,681,740

              FL TAMPA BAY WATER UTILITY SYSTEMS  Series 1991, IFRN,
                                                   Pre-refunded 10/01/11,
                                                   Insured: FGIC
                                                      8.630% 10/01/23 (c)(d)                             500,000       644,570

            GA FORSYTH COUNTY HOSPITAL AUTHORITY  Georgia Baptist Health Care System,
                                                   Series 1998,
                                                   Escrowed to Maturity,
                                                      6.000% 10/01/08                                    620,000       650,405

                  ID HEALTH FACILITIES AUTHORITY  IHC Hospitals, Inc., Series 1992,
                                                   Escrowed to Maturity,
                                                      6.650% 02/15/21                                  4,800,000     6,328,272

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (j) - (CONTINUED)

                   MA COLLEGE BUILDING AUTHORITY  Series 1999 A:
                                                   Escrowed to Maturity,
                                                   Insured: MBIA
                                                     (a) 05/01/19                                      7,710,000     4,265,018
                                                     (a) 05/01/20                                      7,750,000     4,084,637

                           MA TURNPIKE AUTHORITY  Series 1993 A:
                                                   Escrowed to Maturity,
                                                      5.000% 01/01/20                                  3,610,000     4,007,172
                                                   Insured: FGIC
                                                      5.000% 01/01/20                                 12,665,000    14,058,403
                                                      5.125% 01/01/23                                  3,600,000     4,083,336

         MI KALAMAZOO HOSPITAL FINANCE AUTHORITY  Borgess Medical Center, Series 1994 A,
                                                   Escrowed to Maturity,
                                                   Insured: FGIC
                                                      6.250% 06/01/14                                  1,000,000     1,204,150

      MI ROMULUS TAX INCREMENT FINANCE AUTHORITY  Series 1994,
                                                   Pre-refunded 11/01/06,
                                                      6.750% 11/01/19                                    500,000       523,805

                 MN DAKOTA & WASHINGTON COUNTIES  Series 1988, AMT,
               HOUSING & REDEVELOPMENT AUTHORITY   Escrowed to Maturity,
                                                   Insured: GNMA
                                                      8.150% 09/01/16                                    235,000       325,388

                                     MN MOORHEAD  Series 1979,
                                                   Escrowed to Maturity,
                                                   Insured: FHA
                                                      7.100% 08/01/11                                     20,000        22,520

            MN WESTERN MINNESOTA MUNICIPAL POWER  Series 1983 A,
                                          AGENCY   Escrowed to Maturity,
                                                      Insured: MBIA
                                                      9.750% 01/01/16                                  1,000,000     1,506,660

               NC EASTERN MUNICIPAL POWER AGENCY  Series 1987 A,
                                                   Pre-refunded 01/01/22,
                                                      4.500% 01/01/24                                  1,750,000     1,858,203
                                                  Series 1991 A:
                                                   Escrowed to Maturity,
                                                      5.000% 01/01/21                                  8,735,000     9,826,875
                                                      6.500% 01/01/18                                  1,500,000     1,910,715

                               NC LINCOLN COUNTY  Lincoln County Hospital, Series 1991,
                                                   Escrowed to Maturity,
                                                      9.000% 05/01/07                                    205,000       220,859

                              NC RANDOLPH COUNTY  Series 2000,
                                                   Insured: FSA
                                                   Pre-refunded 06/01/10,
                                                      5.750% 06/01/22                                    250,000       278,023

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (j) - (CONTINUED)

                      NC MEDICAL CARE COMMISSION  Annie Penn Memorial Hospital, Series 1998,
                                                   Pre-refunded 01/01/15,
                                                      5.375% 01/01/22                                    500,000       535,825

          NJ TRANSPORTATION TRUST FUND AUTHORITY  Series 1995 B,
                                                   Escrowed to Maturity,
                                                   Insured: MBIA
                                                      7.000% 06/15/12                                 10,135,000    12,433,111

                           NJ TURNPIKE AUTHORITY  Series 1991 C,
                                                   Escrowed to Maturity,
                                                   Insured: MBIA
                                                      6.500% 01/01/16                                 11,000,000    13,295,370

         NY TRIBOROUGH BRIDGE & TUNNEL AUTHORITY  Series 1992:
                                                   Escrowed to Maturity,
                                                   Insured: CAP
                                                      6.125% 01/01/21                                  7,000,000     8,777,860
                                                   Insured: MBIA
                                                      5.500% 01/01/17                                  2,000,000     2,315,500
                                                  Series 1992 Y,
                                                   Escrowed to Maturity,
                                                      6.125% 01/01/21                                  8,500,000    10,658,830

          OK OKLAHOMA CITY INDUSTRIAL & CULTURAL  Hillcrest Health Center, Series 1988,
                                FACILITIES TRUST   Pre-refunded 08/01/07,
                                                      6.400% 08/01/14                                  4,320,000     4,656,485

        OR SAINT CHARLES MEMORIAL HOSPITAL, INC.  Series 1973 A,
                                                   Escrowed to Maturity,
                                                      6.750% 01/01/06                                     38,000        38,734

    OR WASHINGTON COUNTY SCHOOL DISTRICT NO. 48J  Series 1998,
                                                   Pre-refunded 08/01/08,
                                                      5.000% 08/01/17                                    400,000       424,640

                  PA CONVENTION CENTER AUTHORITY  Series 1989 A,
                                                   Escrowed to Maturity,
                                                   Insured: FGIC
                                                      6.000% 09/01/19                                 14,010,000    17,102,988

      PA WESTMORELAND COUNTY MUNICIPAL AUTHORITY  Series 2000 A,
                                                   Escrowed to Maturity,
                                                   Insured: FGIC
                                                     (a) 08/15/23                                      5,000,000     2,204,200

           PR COMMONWEALTH OF PUERTO RICO PUBLIC  Series 2002 E,
                                   FINANCE CORP.   Escrowed to Maturity,
                                                      6.000% 08/01/26                                    230,000       292,185

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (j) - (CONTINUED)

            SC GREENVILLE COUNTY SCHOOL DISTRICT  Series 2002,
                    INSTALLMENT PURCHASE REVENUE   Pre-refunded 12/01/12,
                                                      5.875% 12/01/17                                  8,000,000     9,402,160

              SC PIEDMONT MUNICIPAL POWER AGENCY  Series 1993:
                                                   Escrowed to Maturity,
                                                   Insured: AMBAC
                                                     (a) 01/01/13                                      9,800,000     7,011,410
                                                   Insured: MBIA
                                                      5.375% 01/01/25                                  3,960,000     4,615,697
                                                  Series 1998:
                                                   Escrowed to Maturity,
                                                   Insured: AMBAC
                                                     (a) 01/01/13                                     18,585,000    12,465,703
                                                   Insured: MBIA
                                                      5.375% 01/01/25                                    435,000       504,517

                 TX HOUSTON WATER & SEWER SYSTEM  Series 1998 A,
                                                   Escrowed to Maturity,
                                                   Insured: FSA
                                                     (a) 12/01/19                                     25,155,000    13,439,813

       TX RESEARCH LABORATORY COMMISSION FINANCE  Superconducting Super Collider,
                                       AUTHORITY   Series 1991,
                                                   Escrowed to Maturity,
                                                      6.950% 12/01/12                                 10,000,000    11,652,700

                   WV HOSPITAL FINANCE AUTHORITY  Charleston Area Medical Center,
                                                   Series 2000A,
                                                   Pre-refunded 09/01/10
                                                      6.750% 09/01/30                                  8,800,000    10,381,976
                                                                                                       Refunded/
                                                                                                  Escrowed Total   288,885,526

TOBACCO - 0.3%
           NJ TOBACCO SETTLEMENT FINANCING CORP.  Series 2003,
                                                      6.750% 06/01/39                                  4,750,000     5,168,570
                                                                                                   Tobacco Total     5,168,570
                                                                                                                  ------------
                                                                                                     OTHER TOTAL   312,374,307

OTHER REVENUE - 2.0%
HOTELS - 0.4%
        MA BOSTON INDUSTRIAL DEVELOPMENT FINANCE  Crosstown Center Project, Series 2002, AMT,
                                       AUTHORITY      6.500% 09/01/35                                  3,000,000     3,023,640

       NJ MIDDLESEX COUNTY IMPROVEMENT AUTHORITY  Heldrich Center Hotel, Series 2005 B,
                                                      6.250% 01/01/37                                  3,000,000     2,992,320
                                                                                                    Hotels Total     6,015,960

RECREATION - 1.3%
          CA AGUA CALIENTE BAND CAHUILLA INDIANS      6.000% 07/01/18                                  1,400,000     1,480,640

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER REVENUE - (CONTINUED)
RECREATION - (CONTINUED)

                 CA CABAZON BAND MISSION INDIANS  Series 2004:
                                                      8.375% 10/01/15 (d)                              1,780,000     1,840,520
                                                      8.750% 10/01/19 (d)                              6,210,000     6,393,257

       CO METROPOLITAN FOOTBALL STADIUM DISTRICT  Series 1999 A,
                                                   Insured: MBIA
                                                     (a) 01/01/11                                      3,650,000     2,984,167

                         FL CAPITAL TRUST AGENCY  Seminole Tribe Convention Center,
                                                   Series 2002 A,
                                                     10.000% 10/01/33 (d)                              7,500,000     8,329,650
                                                                                                Recreation Total    21,028,234

RETAIL - 0.3%
     MN INTERNATIONAL FALLS SOLID WASTE DISPOSAL  Boise Cascade Corp., Project,
                                         REVENUE   Series 1999, AMT,
                                                   6.850% 12/01/29                                     5,425,000     5,897,843
                                                                                                    Retail Total     5,897,843
                                                                                                                  ------------
                                                                                                           OTHER
                                                                                                   REVENUE TOTAL    32,942,037

RESOURCE RECOVERY - 0.6%
DISPOSAL - 0.3%
                IL DEVELOPMENT FINANCE AUTHORITY  Waste Management, Inc., Series 1997, AMT,
                                                      5.050% 01/01/10                                  2,500,000     2,612,050

                               MI STRATEGIC FUND  Waste Management, Inc., Series 1995, AMT,
                                                      5.200% 04/01/10                                    500,000       524,425

            NV DEPARTMENT OF BUSINESS & INDUSTRY  Republic Services, Inc. Project,
                                                   Series 2003, AMT,
                                                      5.625% 12/01/26 (c)                              1,500,000     1,628,520
                                                                                                  Disposal Total     4,764,995

RESOURCE RECOVERY - 0.3%
      FL PALM BEACH COUNTY SOLID WASTE AUTHORITY  Series 1998 A,
                                                   Insured: AMBAC
                                                     (a) 10/01/12                                      1,855,000     1,410,560

                    MA INDUSTRIAL FINANCE AGENCY  Ogden Haverhill Project,
                                                   Series 1998 A, AMT,
                                                      5.400% 12/01/11                                  3,300,000     3,359,235
                                                                                               Resource Recovery
                                                                                                           Total     4,769,795
                                                                                                                  ------------
                                                                                               RESOURCE RECOVERY
                                                                                                           TOTAL     9,534,790

TAX-BACKED - 32.6%
LOCAL APPROPRIATED - 2.3%
                   CA LOS ANGELES COUNTY SCHOOLS  Series 1999 A,
                                                   Insured: AMBAC
                                                     (a) 08/01/22                                      2,180,000       986,951

             FL HILLSBOROUGH COUNTY SCHOOL BOARD  Series 1998 A,
                                                   Insured: MBIA
                                                      5.500% 07/01/16                                  1,060,000     1,227,968

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL APPROPRIATED - (CONTINUED)

                   IL CHICAGO BOARD OF EDUCATION  GO, Lease Certificates, Series 1992 A:
                                                   Insured: MBIA
                                                      6.000% 01/01/20                                  8,000,000     9,623,840
                                                      6.250% 01/01/15                                  8,400,000     9,881,172

            IN BEECH GROVE SCHOOL BUILDING CORP.  Series 1996,
                                                   Insured: MBIA
                                                      6.250% 07/05/16                                  2,265,000     2,688,102

            IN CROWN POINT SCHOOL BUILDING CORP.  Series 2000,
                                                   Insured: MBIA
                                                     (a) 01/15/19                                      6,500,000     3,564,145

       MN HIBBING ECONOMIC DEVELOPMENT AUTHORITY  Series 1997,
                                                      6.400% 02/01/12                                    500,000       510,745

     MO ST. LOUIS INDUSTRIAL DEVELOPMENT FINANCE  St. Louis Convention Center, Series 2000,
                                       AUTHORITY   Insured: AMBAC
                                                     (a) 07/15/18                                      2,000,000     1,139,840

                                 NC ROWAN COUNTY  Justice Center Project, Series 1992,
                                                      6.250% 12/01/07                                    275,000       287,697

                  TX CESAR E. CHAVEZ HIGH SCHOOL  Series 1998 A:
                                                   Insured: AMBAC
                                                     (a) 09/15/18                                      3,885,000     2,179,873
                                                     (a) 09/15/20                                      3,885,000     1,962,780

   TX HOUSTON INDEPENDENT SCHOOL DISTRICT PUBLIC  Series 1998 A,
                                  FACILITY CORP.   Insured: AMBAC
                                                     (a) 09/15/14                                      3,885,000     2,666,742
                                                  Series 1998 B,
                                                   Insured: AMBAC
                                                     (a) 09/15/15                                      2,000,000     1,308,020
                                                                                                           Local
                                                                                                    Appropriated
                                                                                                           Total    38,027,875
LOCAL GENERAL OBLIGATIONS - 12.5%
                          AK NORTH SLOPE BOROUGH  Series 1999 B,
                                                   Insured: MBIA
                                                     (a) 06/30/10                                     10,000,000     8,381,300
                                                  Series 2000 B,
                                                   Insured: MBIA
                                                     (a) 06/30/10                                     18,000,000    15,104,520
                                                  Series 2001 A,
                                                   Insured: MBIA
                                                     (a) 06/30/12                                     18,000,000    13,758,300

              CA BENICIA UNIFIED SCHOOL DISTRICT  Series 1997 A,
                                                   Insured: FGIC
                                                     (a) 08/01/21                                      5,955,000     2,881,982

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

         CA CORONA-NORCO UNIFIED SCHOOL DISTRICT  Series 2001 C,
                                                   Insured: FGIC
                                                     (a) 09/01/18                                      1,390,000       786,949

       CA GOLDEN WEST SCHOOL FINANCING AUTHORITY  Series 1999 A,
                                                   Insured: MBIA
                                                     (a) 08/01/14                                      3,980,000     2,792,050

          CA LOS ANGELES UNIFIED SCHOOL DISTRICT  Series 2002,
                                                   Insured: MBIA
                                                      5.750% 07/01/16                                  2,500,000     2,962,425

                 CA MODESTO HIGH SCHOOL DISTRICT  Series 2002 A,
                                                   Insured: FGIC
                                                     (a) 08/01/17                                      2,500,000     1,498,750

          CA MORGAN HILL UNIFIED SCHOOL DISTRICT  Series 2002,
                                                   Insured: FGIC
                                                     (a) 08/01/22                                      3,345,000     1,537,429

             CA SAN JUAN UNIFIED SCHOOL DISTRICT  Series 2001:
                                                   Insured: FSA
                                                     (a) 08/01/17                                      1,525,000       914,009
                                                     (a) 08/01/18                                      1,785,000     1,014,201

         CA VALLEJO CITY UNIFIED SCHOOL DISTRICT  Series 2002 A,
                                                   Insured: MBIA
                                                      5.900% 02/01/20                                  1,000,000     1,217,960

    CA WEST CONTRA COSTA UNIFIED SCHOOL DISTRICT  Series 2001 B,
                                                   Insured: MBIA
                                                      6.000% 08/01/24                                  1,855,000     2,328,155

        CO EL PASO COUNTY SCHOOL DISTRICT NO. 11  Series 1996:
                                                      7.100% 12/01/16                                  2,105,000     2,732,669
                                                      7.125% 12/01/20                                  7,350,000     9,550,076

                GA FULTON COUNTY SCHOOL DISTRICT  Series 1998,
                                                   Insured: MBIA
                                                      5.500% 01/01/21                                  5,745,000     6,788,464

                             IL CHAMPAIGN COUNTY  Series 1999,
                                                   Insured: FGIC
                                                      8.250% 01/01/23                                  1,420,000     2,112,676

                   IL CHICAGO BOARD OF EDUCATION  Series 1998 B-1:
                                                   Insured: FGIC
                                                     (a) 12/01/10                                      3,905,000     3,224,319
                                                     (a) 12/01/13                                     13,400,000     9,596,142
                                                     (a) 12/01/21                                      6,500,000     3,099,005
                                                     (a) 12/01/22                                     25,200,000    11,408,796
                                                  Series 1999 A,
                                                   Insured: FGIC
                                                     (a) 12/01/09                                      5,000,000     4,303,200

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                                      IL CHICAGO  Series 1999,
                                                   Insured: FGIC
                                                      5.500% 01/01/23                                  7,500,000     8,837,325

          IL COLES & CUMBERLAND COUNTIES UNIFIED  Series 2000,
                                 SCHOOL DISTRICT   Insured: FSA
                                                     (a) 12/01/12                                      3,030,000     2,267,440

      IL DE KALB COUNTY COMMUNITY UNIFIED SCHOOL  Series 2001:
                                DISTRICT NO. 424   Insured: AMBAC
                                                     (a) 01/01/20                                      2,575,000     1,336,090
                                                     (a) 01/01/21                                      2,675,000     1,315,244

         IL DU PAGE COUNTY COMMUNITY HIGH SCHOOL  Series 1998:
                                 DISTRICT NO. 99   Insured: FSA
                                                     (a) 12/01/10                                      2,245,000     1,846,670
                                                     (a) 12/01/11                                      1,280,000     1,005,184

            IL LAKE & MCHENRY COUNTIES COMMUNITY  Series 1998:
                         UNIFIED SCHOOL DISTRICT   Insured: FGIC
                                                     (a) 02/01/09                                      2,355,000     2,091,381
                                                     (a) 02/01/10                                      2,060,000     1,758,251

           IL LAKE COUNTY SCHOOL DISTRICT NO. 56  Series 1997,
                                                   Insured: FGIC
                                                      9.000% 01/01/17                                 10,440,000    15,253,153

                IL DEVELOPMENT FINANCE AUTHORITY  Series 2001,
                   ELGIN SCHOOL DISTRICT NO. U46   Insured: FSA
                                                     (a) 01/01/16                                      2,660,000     1,711,550

           IL WILL COUNTY UNITED SCHOOL DISTRICT  Series 1999 B,
                                     NO. 365-UVY   Insured: FSA
                                                     (a) 11/01/18                                      1,470,000       820,245

                KS JOHNSON COUNTY UNIFIED SCHOOL  Series 2001 B,
                                  DISTRICT NO. 2   Insured: FGIC
                                                      5.500% 09/01/17                                  6,545,000     7,668,384

                             KS WYANDOTTE COUNTY  Series 1998,
                                                   Insured: MBIA
                                                      4.500% 09/01/28                                  2,900,000     2,915,718

                      MI HOLLAND SCHOOL DISTRICT  Series 1992,
                                                   Insured: AMBAC
                                                     (a) 05/01/17                                      1,190,000       722,628

               MI PAW PAW PUBLIC SCHOOL DISTRICT  Series 1998,
                                                   Insured: FGIC
                                                      5.000% 05/01/25                                  1,020,000     1,138,167

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED) LOCAL
GENERAL OBLIGATIONS - (CONTINUED)

              MI REDFORD UNIFIED SCHOOL DISTRICT  Series 1997,
                                                   Insured: AMBAC
                                                      5.000% 05/01/22                                    650,000       725,920

                     MI ST. JOHN'S PUBLIC SCHOOL  Series 1998,
                                                   Insured: FGIC
                                                      5.100% 05/01/25                                  1,790,000     2,024,096

                 MN ROSEMOUNT INDEPENDENT SCHOOL  Series 1994 B,
                                DISTRICT NO. 196   Insured: CGIC
                                                     (a) 06/01/10                                        775,000       655,518

                NE OMAHA CONVENTION CENTER/ARENA  Series 2004,
                                                      5.250% 04/01/23                                  4,000,000     4,660,880

           OH PICKERINGTON LOCAL SCHOOL DISTRICT  Series 2001:
                                                   Insured: FGIC
                                                     (a) 12/01/14                                      2,000,000     1,370,940
                                                     (a) 12/01/15                                      1,500,000       981,555

       OR MARION COUNTY SCHOOL DISTRICT NO. 103C  Series 1995 A,
                                                   Insured: FGIC
                                                      6.000% 11/01/05                                    160,000       162,120

   OR TUALATIN HILLS PARKS & RECREATION DISTRICT  Series 1998,
                                                   Insured: FGIC
                                                      5.750% 03/01/15                                  1,000,000     1,177,480

              OR WASHINGTON, MULTNOMAH & YAMHILL  Series 1998,
                        COUNTIES SCHOOL DISTRICT      5.000% 11/01/14                                    900,000     1,005,723

             PA CORNWALL-LEBANON SCHOOL DISTRICT  Series 2001,
                                                   Insured: FSA
                                                     (a) 03/15/18                                      3,020,000     1,752,929

      PA WESTMORELAND COUNTY MUNICIPAL AUTHORITY  Series 2000 A,
                                                   Insured: MBIA
                                                     (a) 06/01/13                                      3,000,000     2,205,150

         TX DALLAS COUNTY FLOOD CONTROL DISTRICT  Series 2002,
                                                      7.250% 04/01/32                                  6,000,000     6,264,420

             TX HURST EULESS BEDFORD INDEPENDENT
                                 SCHOOL DISTRICT  Series 1998,
                                                   Insured: PSFG
                                                      4.500% 08/15/25                                 16,000,000    16,046,400

       TX NORTH EAST INDEPENDENT SCHOOL DISTRICT  Series 1999,
                                                   Insured: PSFG
                                                      4.500% 10/01/28                                  6,000,000     6,006,660

          WA CLARK COUNTY SCHOOL DISTRICT NO. 37  Series 2001 C,
                                                   Insured: FGIC
                                                     (a) 12/01/20                                      5,000,000     2,518,000

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED) LOCAL
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

             WA KING & SNOHOMISH COUNTIES SCHOOL  Series 1998 B:
                                DISTRICT NO. 417   Insured: FGIC
                                                     (a) 06/15/14                                      1,800,000     1,254,348
                                                     (a) 06/15/16                                      3,315,000     2,092,892
                                                                                                   Local General
                                                                                                     Obligations
                                                                                                           Total   209,585,838
SPECIAL NON-PROPERTY TAX - 5.9%
       FL NORTHERN PALM BEACH COUNTY IMPROVEMENT  Series 1999,
                                        DISTRICT   Insured: MBIA
                                                      6.000% 08/01/29                                    500,000       550,325

                                        FL TAMPA  Series 1996,
                                                   Insured: AMBAC
                                                     (a) 04/01/21                                        900,000       453,924
                                                  Series 2001 B,
                                                   Insured: AMBAC
                                                      5.750% 10/01/15                                  5,000,000     5,906,300

                       FL TAMPA SPORTS AUTHORITY  Tampa Bay Arena Project, Series 1995,
                                                   Insured: MBIA
                                                      5.750% 10/01/25                                  2,500,000     3,061,200

                            IL SALES TAX REVENUE  Series 2002:
                                                   Insured: FGIC
                                                      5.500% 06/15/15                                  5,000,000     5,754,300
                                                      6.000% 06/15/23                                  4,000,000     4,979,720

             MA MASSACHUSETTS BAY TRANSPORTATION  Series 2003 A,
                                       AUTHORITY      5.250% 07/01/19                                  4,800,000     5,485,728

                                   MI TRUNK LINE  Series 2004,
                                                   Insured: FSA
                                                      5.000% 11/01/19                                  1,025,000     1,150,819

               NJ ECONOMIC DEVELOPMENT AUTHORITY  Cigarette Tax, Series 2004,
                                                      5.500% 06/15/31                                    625,000       658,169

                          NY DORMITORY AUTHORITY  State Personal Income Tax Revenue, Series B,
                                                   Insured: AMBAC
                                                      5.500% 03/15/27                                  2,000,000     2,403,980

            NY LOCAL GOVERNMENT ASSISTANCE CORP.  Series 1993 C,
                                                      5.500% 04/01/17                                  3,800,000     4,379,500
                                                  Series 1993 E,
                                                   Insured: MBIA
                                                      5.000% 04/01/21                                  2,655,000     2,964,068
                                                  Series E,
                                                   Insured: AMBAC
                                                      5.250% 04/01/16 (b)                             15,060,000    17,012,228

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED) LOCAL
SPECIAL NON-PROPERTY TAX - (CONTINUED)

                  PR COMMONWEALTH OF PUERTO RICO  Series 1996 Z,
              HIGHWAY & TRANSPORTATION AUTHORITY   Insured: FSA
                                                      6.000% 07/01/18                                 10,000,000    12,332,800
                                                  Series 2002 E,
                                                   Insured: FSA
                                                      5.500% 07/01/14                                 10,000,000    11,595,100
                                                  Series 2003 AA:
                                                   Insured: MBIA
                                                      5.500% 07/01/17                                  3,000,000     3,538,290
                                                      5.500% 07/01/19                                  3,000,000     3,562,980
                                                      5.500% 07/01/20                                  4,000,000     4,775,080

       TX HARRIS COUNTY HOUSTON SPORTS AUTHORITY  Series 2001 A:
                                                   Insured: MBIA
                                                     (a) 11/15/14                                      3,905,000     2,642,279
                                                     (a) 11/15/15                                      3,975,000     2,563,438
                                                     (a) 11/15/16                                      4,040,000     2,476,520

                                                                                                         Special
                                                                                                    Non-Property
                                                                                                       Tax Total    98,246,748
SPECIAL PROPERTY TAX - 0.8%
        CA HUNTINGTON BEACH COMMUNITY FACILITIES Grand Coast Resort, Series 2001-1,
                                        DISTRICT      6.450% 09/01/31                                  1,350,000     1,422,981

               CA SANTA MARGARITA WATER DISTRICT  Series 1999,
                                                      6.250% 09/01/29                                  4,200,000     4,497,990

          FL DOUBLE BRANCH COMMUNITY DEVELOPMENT  Special Assessment, Series 2002 A,
                                        DISTRICT      6.700% 05/01/34                                    990,000     1,080,615

         FL HERITAGE PALMS COMMUNITY DEVELOPMENT  Series 1999 A,
                                        DISTRICT      6.750% 05/01/21                                    100,000       103,047

         FL LEXINGTON OAKS COMMUNITY DEVELOPMENT  Series 1998 A,
                                        DISTRICT      6.125% 05/01/19                                    515,000       524,656

            FL MAPLE RIDGE COMMUNITY DEVELOPMENT  Series 2000,
                                        DISTRICT      7.150% 05/01/31                                    190,000       207,039

                                      FL ORLANDO  Conroy Road Interchange Project, Series 1998 A,
                                                      5.800% 05/01/26                                    300,000       307,995

            FL STONEYBROOK COMMUNITY DEVELOPMENT  Series 1998 A,
                                        DISTRICT      6.100% 05/01/19                                    225,000       229,282
                                                  Series 1998 B,
                                                      5.700% 05/01/08                                     85,000        86,313

         FL VILLAGE CENTER COMMUNITY DEVELOPMENT  Series 1998 A,
                                        DISTRICT   Insured: MBIA
                                                      5.500% 11/01/12                                    750,000       854,730

            FL WESTCHESTER COMMUNITY DEVELOPMENT   Special Assessment, Series 2003,
                                  DISTRICT NO. 1      6.000% 05/01/23                                  2,000,000     2,097,660

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
SPECIAL PROPERTY TAX - (CONTINUED)

                  IL SPORTS FACILITIES AUTHORITY  Series 2001,
                                                   Insured: AMBAC
                                                     (a) 06/15/18                                      3,000,000     1,718,280
                                                                                                         Special
                                                                                                    Property Tax
                                                                                                           Total    13,130,588
STATE APPROPRIATED - 7.3%
      CA PUBLIC WORKS BOARD DEPARTMENT OF MENTAL  Coalinga State Hospital, Series A,
                                          HEALTH      5.500% 06/01/15                                  3,000,000     3,383,970

                                        MI STATE  525 Redevco, Inc., Series 2000,
                                                   Insured: AMBAC
                                                     (a) 06/01/21                                      5,000,000     2,453,250

          NJ TRANSPORTATION TRUST FUND AUTHORITY  Series 1995 B,
                                                   Insured: MBIA
                                                      7.000% 06/15/12                                 16,865,000    20,606,332
                                                  Series 1999 A,
                                                      5.750% 06/15/20                                  3,150,000     3,744,751

        NY METROPOLITAN TRANSPORTATION AUTHORITY  New York Service Contract, Series 2002,
                                                   Insured: FGIC
                                                      5.500% 07/01/17                                  5,000,000     5,801,500

                          NY DORMITORY AUTHORITY  Series 1993 A:
                                                   Insured: CGIC
                                                      6.000% 07/01/20                                  6,140,000     7,559,875
                                                   Insured: FSA
                                                      5.500% 05/15/19                                  2,350,000     2,743,390
                                                  City University, Series 1993 A,
                                                      6.000% 07/01/20                                 13,350,000    16,198,623
                                                  State University Facilities, Series 1993 A,
                                                   Insured: FGIC
                                                      5.875% 05/15/17                                 28,240,000    33,707,546
                                                  State University of New York, Series 1990 A,
                                                      7.500% 05/15/13                                  8,000,000    10,147,840

                  PR COMMONWEALTH OF PUERTO RICO  Public Finance Corp.:
                                                   Series 1998 A,
                                                   Insured: AMBAC
                                                      5.375% 06/01/17                                  5,000,000     5,832,050
                                                   Series 2002 E,
                                                      6.000% 08/01/26                                  2,470,000     3,033,827

                                        WA STATE  Series 2000 S-5,
                                                   Insured: FGIC
                                                     (a) 01/01/19                                      5,000,000     2,764,650

                          WV BUILDING COMMISSION  Series 1998 A,
                                                   Insured: AMBAC
                                                      5.375% 07/01/21                                  3,215,000     3,698,279

                                                                                                           State
                                                                                                    Appropriated
                                                                                                           Total   121,675,883

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
STATE GENERAL OBLIGATIONS - 3.8%

                                        CA STATE  Series 2002:
                                                   Insured: AMBAC
                                                      6.000% 04/01/16                                  3,000,000     3,611,070
                                                      6.000% 04/01/18                                  3,000,000     3,658,410
                                                  Series 2003,
                                                      5.250% 02/01/23                                  3,000,000     3,402,030

                                        NJ STATE  Series 2001 H,
                                                   Insured: MBIA
                                                      5.250% 07/01/16                                 10,000,000    11,379,000

                                        NV STATE  Series 1992 A,
                                                      6.800% 07/01/12                                     60,000        60,195

                                        OR STATE  Series 1980,
                                                      7.250% 01/01/07                                    100,000       106,692
                                                  Series 1980 LXII,
                                                      9.200% 04/01/08                                    180,000       210,137
                                                  Series 1980 LXIII,
                                                      8.250% 01/01/07                                    200,000       216,402
                                                  Series 1997 76A,
                                                      5.550% 04/01/09                                     35,000        35,217

                  PR COMMONWEALTH OF PUERTO RICO  Highway & Transportation Authority,
                                                   Series 1998 A:
                                                   Insured: AMBAC
                                                      5.500% 07/01/12                                    300,000       342,189
                                                      5.500% 07/01/14                                    310,000       359,448
                                                  Public Finance Corp.,
                                                   Series 1998 A,
                                                   Insured: AMBAC
                                                      5.125% 06/01/24                                  3,000,000     3,428,880
                                                  Public Import:
                                                   Series 1996,
                                                   Insured: AMBAC
                                                      6.500% 07/01/15                                  2,650,000     3,312,765
                                                   Series 2001 A,
                                                   Insured: MBIA
                                                      5.500% 07/01/16                                  1,000,000     1,172,350
                                                      5.500% 07/01/21                                  4,500,000     5,366,025
                                                   Series 2001,
                                                   Insured: FSA
                                                      5.500% 07/01/17                                 13,130,000    15,485,916
                                                  Public Improvement,
                                                   Series 2002 A,
                                                   Insured: FGIC
                                                      5.500% 07/01/19                                  7,000,000     8,313,620

                     TX PUBLIC FINANCE AUTHORITY  Series 1997,
                                                     (a) 10/01/13                                      4,000,000     2,889,720

                                                                                                   State General
                                                                                                     Obligations
                                                                                                           Total    63,350,066
                                                                                                                  ------------
                                                                                                      TAX-BACKED
                                                                                                           TOTAL   544,016,998

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TRANSPORTATION - 8.9%
AIR TRANSPORTATION - 1.5%

         IL CHICAGO O'HARE INTERNATIONAL AIRPORT  United Air Lines, Inc.:
                                                   Series 1999 A,
                                                      5.350% 09/01/16 (e)(h)                           4,100,000       816,310
                                                   Series 2000 A, AMT,
                                                      6.750% 11/01/11 (e)(h)                           7,850,000     2,988,652

               IN INDIANAPOLIS AIRPORT AUTHORITY  Federal Express Corp. Project, Series 2004, AMT,
                                                      5.100% 01/15/17                                  2,500,000     2,656,375

                  KY KENTON COUNTY AIRPORT BOARD  Delta Air Lines, Inc., Series 1992 A, AMT,
                                                      7.500% 02/01/20                                  2,000,000     1,769,300

          MN MINNEAPOLIS & ST. PAUL METROPOLITAN  Special Facilities, Northwest Airlines, Inc.,
                              AIRPORT COMMISSION   Series 2001 A, AMT,
                                                      7.000% 04/01/25                                  6,500,000     6,086,600

                                    NC CHARLOTTE  US Airways, Inc.:
                                                   Series 1998, AMT,
                                                      5.600% 07/01/27 (i)                              3,300,000     1,982,079
                                                   Series 2000, AMT,
                                                      7.750% 02/01/28 (i)                              5,750,000     4,050,875

               NJ ECONOMIC DEVELOPMENT AUTHORITY  Continental Airlines, Inc.,
                                                   Series 1999, AMT:
                                                      6.250% 09/15/19                                  1,300,000     1,139,047
                                                      6.400% 09/15/23                                  4,000,000     3,497,920

                                                                                                             Air
                                                                                                  Transportation
                                                                                                           Total    24,987,158

AIRPORTS - 0.4%
                               MA PORT AUTHORITY  Series 1999, IFRN, AMT,
                                                   Insured: FGIC
                                                      9.140% 01/01/21 (c)(d)                           1,500,000     1,804,290
                                                  Series 1999, IFRN,
                                                   Insured: FGIC
                                                      8.650% 07/01/29 (c)(d)                           2,500,000     3,083,100

                                    NC CHARLOTTE  Series 1999, AMT,
                                                   Insured: MBIA
                                                      9.210% 06/15/22 (c)(d)                           2,000,000     2,425,880

                                                                                                  Airports Total     7,313,270
PORTS - 0.1%
                                  FL DADE COUNTY  Series 1995,
                                                   Insured: MBIA
                                                      6.200% 10/01/09                                  1,000,000     1,124,490
                                                                                                     Ports Total     1,124,490
TOLL FACILITIES - 6.2%
             CA SAN JOAQUIN HILLS TRANSPORTATION  Series 1997 A,
                                 CORRIDOR AGENCY   Insured: MBIA
                                                     (a) 01/15/14                                     14,450,000    10,358,771


                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TRANSPORTATION - 8.9%
TOLL FACILITIES - (CONTINUED)

               CO E-470 PUBLIC HIGHWAY AUTHORITY  Series 1997 B:
                                                   Insured: MBIA
                                                     (a) 09/01/11                                     17,685,000    14,060,813
                                                     (a) 09/01/22                                      6,515,000     2,963,087
                                                  Series 2000 B,
                                                   Insured: MBIA
                                                     (a) 09/01/18                                     14,000,000     7,885,080

                           MA TURNPIKE AUTHORITY  Series 1997 A,
                                                   Insured: MBIA
                                                     (a) 01/01/24                                      7,000,000     3,011,890
                                                  Series 1997 C:
                                                   Insured: MBIA
                                                     (a) 01/01/18                                      4,700,000     2,758,477
                                                     (a) 01/01/20                                     15,000,000     7,939,950

                           NJ TURNPIKE AUTHORITY  Series 1991 C:
                                                   Insured: FSA
                                                      6.500% 01/01/16                                  8,500,000    10,333,875
                                                   Insured: MBIA
                                                      6.500% 01/01/16                                  3,805,000     4,625,929

         NY TRIBOROUGH BRIDGE & TUNNEL AUTHORITY  Series 2002:
                                                   Insured: MBIA
                                                      5.500% 11/15/18                                  4,950,000     5,818,478
                                                      5.500% 11/15/20                                  4,375,000     5,181,750

                          OH TURNPIKE COMMISSION  Series 1998 A,
                                                   Insured: FGIC
                                                      5.500% 02/15/24                                  7,000,000     8,321,880

                  PR COMMONWEALTH OF PUERTO RICO  Series 2002 E,
              HIGHWAY & TRANSPORTATION AUTHORITY   Insured: FSA
                                                      5.500% 07/01/17                                  5,400,000     6,368,922

                           TX TURNPIKE AUTHORITY  Central Texas Capital Appreciation,
                                                   Series 2002 A,
                                                   Insured: AMBAC
                                                     (a) 08/15/18                                     10,000,000     5,657,700

              VA RICHMOND METROPOLITAN AUTHORITY  Series 1998,
                                                   Insured: FGIC
                                                      5.250% 07/15/22                                  6,700,000     7,730,728

                                                                                                            Toll
                                                                                                      Facilities
                                                                                                           Total   103,017,330
TRANSPORTATION - 0.7%
         CA SAN FRANCISCO BAY AREA RAPID TRANSIT  Series 1999,
                                        DISTRICT   Insured: FGIC
                                                      8.140% 01/01/08 (c)(d)                           5,000,000     5,913,850

            NV DEPARTMENT OF BUSINESS & INDUSTRY  Las Vegas Monorail Project,
                                                   Series 2000:
                                                      7.375% 01/01/30                                  1,000,000     1,054,590
                                                      7.375% 01/01/40                                  3,000,000     3,147,330

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TRANSPORTATION - (CONTINUED)
TRANSPORTATION - (CONTINUED)

           OH TOLEDO-LUCAS COUNTY PORT AUTHORITY  CSX Transportation, Inc., Series 1992,
                                                      6.450% 12/15/21                                  1,950,000     2,282,494

                                                                                                  Transportation
                                                                                                           Total    12,398,264
                                                                                                                   -----------
                                                                                                  TRANSPORTATION
                                                                                                           TOTAL   148,840,512
UTILITIES - 13.7%
INDEPENDENT POWER PRODUCERS - 1.5%
                      MI MIDLAND COUNTY ECONOMIC
                               DEVELOPMENT CORP.  Series 2000 A, AMT,
                                                      6.875% 07/23/09                                    200,000       209,798

      NY PORT AUTHORITY OF NEW YORK & NEW JERSEY  KIAC Partners, Series 1996 IV, AMT:
                                                      6.750% 10/01/11                                  1,500,000     1,587,015
                                                      6.750% 10/01/19                                  7,000,000     7,411,740

                    NY SUFFOLK COUNTY INDUSTRIAL  Nissequogue Cogen Partners,
                           DEVELOPMENT AUTHORITY   Series 1998, AMT,
                                                      5.500% 01/01/23                                  6,800,000     6,744,784

     PA ECONOMIC DEVELOPMENT FINANCING AUTHORITY  Colver Project, Series 1994 D, AMT,
                                                      7.150% 12/01/18                                  5,750,000     5,982,875

      PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,  AES Project,
   TOURIST, EDUCATIONAL, MEDICAL & ENVIRONMENTAL   Series 2000, AMT,
                         COGENERATION FACILITIES      6.625% 06/01/26                                  2,775,000     3,014,510

                                                                                                     Independent
                                                                                                           Power
                                                                                                       Producers
                                                                                                           Total    24,950,722
INVESTOR OWNED - 3.3%
                       AZ PIMA COUNTY INDUSTRIAL  Tucson Electric Power Co., Series 1997 A, AMT,
                           DEVELOPMENT AUTHORITY      6.100% 09/01/25                                  2,000,000     2,002,140

                IN DEVELOPMENT FINANCE AUTHORITY  Series 1999, AMT,
                                                      5.950% 08/01/30                                  4,000,000     4,122,080

                                   IN PETERSBURG  Indiana Power & Light Co.:
                                                   Series 1993 B,
                                                   Insured: AMBAC
                                                      5.400% 08/01/17                                  5,000,000     5,689,550
                                                   Series 1995 C, AMT,
                                                      5.950% 12/01/29                                  3,500,000     3,701,705

                               MI STRATEGIC FUND  Detroit Edison Co., Series 1991 BB,
                                                   Insured: AMBAC
                                                      7.000% 05/01/21                                  2,505,000     3,337,487

    MT CITY OF FORSYTH POLLUTION CONTROL REVENUE  Series 1998 A,
                                                      5.200% 05/01/33 (c)                              1,450,000     1,523,239

      NY ENERGY & RESEARCH DEVELOPMENT AUTHORITY  Brooklyn Union Gas Co.,
                                                   Series 1993, IFRN,
                                                      9.460% 04/01/20 (c)                             13,000,000    15,638,740

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITIES - (CONTINUED)
INVESTOR OWNED - (CONTINUED)

     TX BRAZOS RIVER AUTHORITY POLLUTION CONTROL  Series 1999 B, AMT,
                                         REVENUE      6.750% 09/01/34 (c)                             10,000,000    11,435,300
                                                  Series 2001 C, AMT,
                                                      5.750% 05/01/36 (c)                              1,585,000     1,698,851
                                                  Series 2003 D,
                                                      5.400% 10/01/29 (c)                              2,000,000     2,140,540

   VA CHESTERFIELD COUNTY INDUSTRIAL DEVELOPMENT  Virginia Electric & Power Co.,
             AUTHORITY POLLUTION CONTROL REVENUE   Series 1987 B,
                                                      5.875% 06/01/17                                  1,250,000     1,375,862

                 WY LINCOLN COUNTY ENVIRONMENTAL  Pacificorp Project,
                                     IMPROVEMENT   Series 1995, AMT,
                                                      4.125% 11/01/25 (c)                              2,000,000     1,984,920

                                                                                                  Investor Owned
                                                                                                           Total    54,650,414
JOINT POWER AUTHORITY - 3.5%
             MA MUNICIPAL WHOLESALE ELECTRIC CO.  Power Supply System, Project 6-A, Series 2001,
                                                   Insured: MBIA
                                                      5.250% 07/01/14                                  4,500,000     5,010,885

                                 MN ANOKA COUNTY  Solid Waste Disposal, National Rural Utility,
                                                   Series 1987 A, AMT,
                                                      6.950% 12/01/08                                    225,000       228,755

               NC EASTERN MUNICIPAL POWER AGENCY  Series 1993,
                                                   Insured: AMBAC
                                                      6.000% 01/01/18                                 13,470,000    16,231,619
                                                  Series 1993 B,
                                                   Insured: RAD
                                                      6.000% 01/01/22                                    500,000       606,705
                                                  Series 1999 D,
                                                      6.700% 01/01/19                                  2,000,000     2,242,120
                                                  Series 2003 C,
                                                      5.375% 01/01/17                                  2,250,000     2,406,533

                       NC MUNICIPAL POWER AGENCY  Catawba Electric No. 1, Series 1998 A,
                                                   Insured: MBIA
                                                      5.500% 01/01/15                                  5,750,000     6,568,570

              SC PIEDMONT MUNICIPAL POWER AGENCY  Series 1988,
                                                   Insured: AMBAC
                                                     (a) 01/01/13                                     16,070,000    11,430,752
                                                  Series 2004,
                                                   Insured: MBIA
                                                      5.375% 01/01/25                                 11,370,000    13,107,905

                                                                                                     Joint Power
                                                                                                       Authority
                                                                                                           Total    57,833,844

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITIES - (CONTINUED)
MUNICIPAL ELECTRIC - 2.7%

                                       MN CHASKA  Series 2000 A,
                                                      6.000% 10/01/25                                  1,000,000     1,136,760

                 MN SOUTHERN MINNESOTA MUNICIPAL  Series 2002 A,
                                    POWER AGENCY   Insured: AMBAC
                                                      5.250% 01/01/17                                 11,000,000    12,571,790

  NC UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL   Series 1997,
                                                     (a) 08/01/13                                      2,000,000     1,468,680

      PA WESTMORELAND COUNTY MUNICIPAL AUTHORITY  Series 1999 A,
                                                   Insured: MBIA
                                                     (a) 08/15/22                                      2,000,000       922,260
                                                  Special Obligation, Series 1995 A,
                                                   Insured: FGIC
                                                     (a) 08/15/23                                      4,140,000     1,816,011

         PR COMMONWEALTH OF PUERTO RICO ELECTRIC  Series 2002 KK,
                                 POWER AUTHORITY   Insured: MBIA
                                                      5.500% 07/01/16                                 10,000,000    11,693,600

           SD HEARTLAND CONSUMERS POWER DISTRICT  Series 1992,
                                                   Insured: FSA
                                                      6.000% 01/01/17                                  5,600,000     6,699,056

                      TN METROPOLITAN GOVERNMENT  Nashville & Davidson Counties, Series 1996 A,
                                                   Insured: MBIA
                                                     (a) 05/15/09                                      5,250,000     4,623,255

WA CHELAN COUNTY PUBLIC UTILITIES DISTRICT NO. 1  Columbia River Rock Hydroelectric, Series 1997,
                                                   Insured: MBIA
                                                     (a) 06/01/09                                      5,000,000     4,369,200

                                                                                                       Municipal
                                                                                                  Electric Total    45,300,612
WATER & SEWER - 2.7%
                    CA CASTAIC LAKE WATER AGENCY  Series 1999 A,
                                                   Insured: AMBAC
                                                     (a) 08/01/24                                      9,445,000     3,891,623

                CA DEPARTMENT OF WATER RESOURCES  Central Valley Project, Series 2002 X,
                                                   Insured: FGIC
                                                      5.500% 12/01/17                                  1,000,000     1,171,180

                              FL SEMINOLE COUNTY  Series 1992,
                                                   Insured: MBIA
                                                      6.000% 10/01/19                                    470,000       569,974

         GA HENRY COUNTY WATER & SEWER AUTHORITY  Series 1997,
                                                   Insured: AMBAC
                                                      6.150% 02/01/20                                  5,390,000     6,709,795

                                      IL CHICAGO  Series 1999 A,
                                                   Insured: MBIA
                                                     (a) 01/01/20                                      7,275,000     3,807,226

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITIES - (CONTINUED)
WATER & SEWER - (CONTINUED)

                    MA WATER RESOURCES AUTHORITY  Series 1992 A,
                                                   Insured: FGIC
                                                      6.500% 07/15/19                                  5,000,000     6,363,450
                                                  Series 2002 J,
                                                   Insured: FSA
                                                      5.500% 08/01/21                                  5,000,000     5,912,650

                     MS V LAKES UTILITY DISTRICT  Series 1994,
                                                      8.250% 07/15/24                                    760,000       767,866

                NY NEW YORK CITY MUNICIPAL WATER  Series 1999, IFRN,
                               FINANCE AUTHORITY   Insured: FGIC
                                                      8.230% 06/15/32 (c)(d)                           7,000,000     8,166,060

                      OH FRESH WATER DEVELOPMENT  Series 2001 B,
                               AUTHORITY REVENUE   Insured: FSA
                                                      5.500% 06/01/19                                  2,075,000     2,445,345

                 TX HOUSTON WATER & SEWER SYSTEM  Series 1998 A,
                                                   Insured: FSA
                                                     (a) 12/01/19                                      9,845,000     5,220,608

                                                                                                   Water & Sewer
                                                                                                           Total    45,025,777
                                                                                                                 -------------
                                                                                                       UTILITIES
                                                                                                           TOTAL   227,761,369

                                                  TOTAL MUNICIPAL BONDS
                                                  (COST OF $1,464,669,544)                                       1,608,495,827

------------------------------------------------  ----------------------------------------------------------------------------
MUNICIPAL PREFERRED STOCKS - 1.1%
HOUSING - 1.1%
MULTI-FAMILY - 1.1%                                                                                       SHARES

                  CHARTER MAC EQUITY ISSUE TRUST  AMT:
                                                      6.625% 06/30/09 (c)(d)                           4,000,000     4,388,920
                                                      7.600% 11/30/10 (c)(d)                           5,000,000     5,746,200

                      MUNIMAE EQUITY ISSUE TRUST  AMT,
                                                      7.750% 06/30/50 (c)(d)                           8,000,000     9,235,120

                                                                                                    Multi-Family
                                                                                                           Total    19,370,240
                                                                                                                 -------------
                                                                                                   HOUSING TOTAL    19,370,240


                                                  TOTAL MUNICIPAL PREFERRED STOCKS
                                                  (COST of $17,000,000)                                             19,370,240

See Accompanying Notes to Financial Statements.

                                                                                                          SHARES     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
INVESTMENT COMPANY - 0.0%
                                                  Dreyfus Tax-Exempt Cash Management Fund                 33,148        33,148

                                                  TOTAL INVESTMENT COMPANY
                                                  (COST OF $33,148)                                                     33,148

                                                                                                         PAR ($)
------------------------------------------------  ----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 1.4%
VARIABLE RATE DEMAND NOTES (k) - 1.4%

   FL ALACHUA COUNTY HEALTH FACILITIES AUTHORITY  Oak Hammock University, Series A,
                                         REVENUE      2.000% 10/01/32                                    210,000       210,000

   FL COLLIER COUNTY HEALTH FACILITIES AUTHORITY  Cleveland Clinic Health System, Series 2003,
                                HOSPITAL REVENUE      1.990% 01/01/35                                  1,600,000     1,600,000

                   FL ORANGE COUNTY SCHOOL BOARD  Certificates of Participation, Series 2002 B,
                                                      2.250% 08/01/27                                    600,000       600,000

  FL PINELLAS COUNTY HEALTH FACILITIES AUTHORITY  Hospital Loan Program,
                                                   Insured: AMBAC
                                                   LOC: Wachovia Bank N.A.
                                                      2.000% 12/01/15                                  5,200,000     5,200,000

                            IA FINANCE AUTHORITY  Private College Revenue, Drake University Project,
                                                   Series 2003,
                                                      2.000% 07/01/24                                    500,000       500,000

      IL HEALTHCARE FACILITIES AUTHORITY REVENUE  OSF Healthcare System, Series 2002 A,
                                                      2.000% 11/15/27                                    700,000       700,000

          IN HEALTH FACILITY FINANCING AUTHORITY  Fayette Memorial Hospital Association, Series 2002 A,
                                                      2.050% 10/01/32                                  1,500,000     1,500,000

                    MA WATER RESOURCES AUTHORITY  Series 2002 D,
                                                      2.000% 08/01/17                                    100,000       100,000

                 MI NORTHERN MICHIGAN UNIVERSITY  Series 2001,
                                                      2.000% 06/01/31                                  1,345,000     1,345,000

        MN HIGHER EDUCATION FACILITIES AUTHORITY  St. Olaf College, Series 2002,
                                                   LOC: Harris Trust & Savings Bank,
                                                      2.000% 10/01/32                                  2,300,000     2,300,000

     MS JACKSON COUNTY POLLUTION CONTROL REVENUE  Chevron U.S.A., Inc, Project,
                                                   Series 1992:
                                                      2.000% 12/01/16                                  1,300,000     1,300,000
                                                      2.000% 06/01/23                                    200,000       200,000

             SD LOWER BRULE SIOUX TRIBAL PURPOSE  LOC: Wells Fargo Bank N.A.,
                                                      2.640% 12/01/11                                  1,225,000     1,225,000

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------  ----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - (CONTINUED)
VARIABLE RATE DEMAND NOTES (k) - (CONTINUED)

              TX HARRIS COUNTY HEALTH FACILITIES  YMCA of the Greater Houston Area, Series 2002,
                               DEVELOPMENT CORP.      2.000% 07/01/37                                  1,000,000     1,000,000

       WY UINTA COUNTY POLLUTION CONTROL REVENUE  Chevron U.S.A., Inc. Project,
                                                   Series 1993:
                                                      2.000% 08/15/20                                  5,000,000     5,000,000
                                                      2.000% 12/01/22                                    200,000       200,000
                                                                                                                 -------------
                                                                                                   VARIABLE RATE
                                                                                                    DEMAND NOTES
                                                                                                           TOTAL    22,980,000

                                                  TOTAL SHORT-TERM OBLIGATIONS
                                                  (COST OF $22,980,000)                                             22,980,000

                                                  TOTAL INVESTMENTS - 98.9%
                                                  (COST OF $1,504,682,692) (l)                                   1,650,879,215

                                                  OTHER ASSETS & LIABILITIES, NET - 1.1%                            18,248,045

                                                  NET ASSETS - 100.0%                                            1,669,127,260

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.
(b) The security or a portion of the security pledged as collateral for open futures contracts. At May 31, 2005, the total market value of securities pledged amounted to $10,528,652.
(c) The interest rate shown on floating rate or variable rate securities reflect the rate at May 31, 2005.
(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, these securities amounted to $75,950,808, which represents 4.6% of net assets.
(e) The issuer is in default of certain debt covenants. Income is not being accrued. At May 31, 2005, the value of these securities amounted to $6,575,148, which represents 0.4% of net assets.
(f) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(g) Denotes a restricted security, which is subject to registration with the SEC or is required to be exempted from such registration prior to resale. At May 31, 2005, the value of these securities amounted to $1,871,588, which represents 0.1% of net assets.

                                                                ACQUISITION    ACQUISITION
     SECURITY                                                      DATE           COST
     -------------------------------------------------------------------------------------
     MI Cheboygan County Economic Development Corp.,
      Metro Health Foundation Project,
      Series 1993, 11.000% 11/01/22                                02/26/93   $    476,098
     VA Alexandria Redevelopment & Housing Authority,
      Courthouse Commons Apartments:
      Series 1990 A, AMT,
      10.000% 01/01/21
      Series 1990 B, AMT,                                          09/06/90        760,000
      (a) 01/01/21                                                 09/06/90        830,000
                                                                              ------------
                                                                              $  2,066,098
                                                                              ------------

(h) The issuer had filed for bankruptcy protection under Chapter 11. Income is not being accrued. At May 31, 2005, the value of these securities amounted to $3,834,004, which represents 0.2% of net assets.
(i) The issuer is in default of certain debt covenants. Income is being accrued. At May 31, 2005, the value of these securities amounted to $9,191,954, which represents 0.6% of net assets.
(j) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

See Accompanying Notes to Financial Statements.

(k) Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate shown reflects the rate at May 31, 2005.

(l)  Cost for federal income tax purposes is $1,501,904,760.

     At May 31, 2005, the Fund held the following open short futures contracts:

                                    NUMBER OF                   AGGREGATE    EXPIRATION   UNREALIZED
                 TYPE               CONTRACTS      VALUE       FACE VALUE       DATE     DEPRECIATION
     ------------------------------------------------------------------------------------------------
     10-Year U.S. Treasury Notes          476  $  53,914,437  $  53,707,287    Sep-2005  $   (207,150)
                                                                                         -------------

     At May 31, 2005, the composition of the Fund by revenue source is as follows:

                                                                         % OF
     HOLDINGS BY REVENUE SOURCE                                       NET ASSETS
     ---------------------------------------------------------------------------
     Tax-Backed                                                             32.6%
     Other                                                                  18.7
     Utilities                                                              13.7
     Health Care                                                            11.7
     Transportation                                                          8.9
     Housing                                                                 4.7
     Education                                                               2.6
     Industrials                                                             2.0
     Other Revenue                                                           2.0
     Resource Recovery                                                       0.6
     Short-Term Obligations                                                  1.4
     Other Assets & Liabilities, Net                                         1.1
                                                                     -----------
                                                                           100.0%
                                                                     ===========

     At May 31, 2005, the Fund held investments in the following states/territories:

                                                                     % OF TOTAL
     STATE/TERRITORY                                                 INVESTMENTS
     ---------------------------------------------------------------------------
     New York                                                               11.0%
     Massachusetts                                                           8.2
     Illinois                                                                7.8
     California                                                              7.6
     Texas                                                                   7.0
     Puerto Rico                                                             6.3
     New Jersey                                                              5.6
     Florida                                                                 5.2
     Other*                                                                 41.3
                                                                     -----------
                                                                           100.0%
                                                                     ===========

*    Includes all states/territories that are less than 5% of total investments.

     ACRONYM                                   NAME
     AMBAC                                     Ambac Assurance Corp.
     AMT                                       Alternative Minimum Tax
     CAP                                       Capital Markets Assurance Corp.
     CGIC                                      Capital Guarantee Insurance Co.
     FGIC                                      Financial Guaranty Insurance Co.
     FHA                                       Federal Housing Administration
     FNMA                                      Federal National Mortgage Association
     FSA                                       Financial Security Assurance, Inc.
     GNMA                                      Government National Mortgage Association
     GO                                        General Obligation
     IFRN                                      Inverse Floating Rate Note
     LOC                                       Letter of Credit
     MBIA                                      MBIA Insurance Corp.
     PSFG                                      Permanent School Fund Guaranteed
     RAD                                       Radian Asset Assurance, Inc.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2005 (UNAUDITED)                                COLUMBIA TAX-EXEMPT FUND

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                    ASSETS   Investments, at cost                                                1,504,682,692
                                                                                                                 -------------
                                             Investments, at value                                               1,650,879,215
                                             Cash                                                                      113,638
                                             Receivable for:
                                              Fund shares sold                                                         169,948
                                              Interest                                                              23,960,458
                                             Deferred Trustees' compensation plan                                       90,307
                                                                                                                 -------------
                                                Total Assets                                                     1,675,213,566

                               LIABILITIES   Payable for:
                                              Fund shares repurchased                                                1,830,820
                                              Futures variation margin                                                 208,250
                                              Distributions                                                          2,609,479
                                              Investment advisory fee                                                  705,001
                                              Transfer agent fee                                                       231,461
                                              Pricing and bookkeeping fees                                              45,771
                                              Merger costs                                                              18,585
                                              Custody fee                                                                8,154
                                              Distribution and service fees                                            305,771
                                             Deferred Trustees' fees                                                    90,307
                                             Other liabilities                                                          32,707
                                                                                                                 -------------
                                                Total Liabilities                                                    6,086,306

                                                                                                    NET ASSETS   1,669,127,260

                 COMPOSITION OF NET ASSETS   Paid-in capital                                                     1,560,741,978
                                             Undistributed net investment income                                     3,883,086
                                             Accumulated net realized loss                                         (41,487,177)
                                             Net unrealized appreciation (depreciation) on:
                                              Investments                                                          146,196,523
                                              Futures contracts                                                       (207,150)

                                                                                                    NET ASSETS   1,669,127,260

                                   CLASS A   Net assets                                                          1,619,609,102
                                             Shares outstanding                                                    117,124,158
                                             Net asset value per share                                                   13.83(a)
                                             Maximum offering price per share ($13.83/0.9525)                            14.52(b)

                                   CLASS B   Net assets                                                             40,430,171
                                             Shares outstanding                                                      2,923,743
                                             Net asset value and offering price per share                                13.83(a)

                                   CLASS C   Net assets                                                              9,087,987
                                             Shares outstanding                                                        657,214
                                             Net asset value and offering price per share                                13.83(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONRHS ENDED MAY 31, 2005 (UNAUDITED)       COLUMBIA TAX-EXEMPT FUND

                                                                                                                           ($)
------------------------------------------   ---------------------------------------------------------------------------------
                         INVESTMENT INCOME   Interest                                                               44,741,242
                                             Dividends                                                                  37,243
                                                                                                                 -------------
                                              Total Investment Income                                               44,778,485

                                  EXPENSES   Investment advisory fee                                                 4,078,796
                                             Distribution fee:
                                              Class B                                                                  160,353
                                              Class C                                                                   33,195
                                             Service fee:
                                              Class A                                                                1,624,907
                                              Class B                                                                   42,761
                                              Class C                                                                    8,850
                                             Transfer agent fee                                                        748,104
                                             Pricing and bookkeeping fees                                              234,205
                                             Trustees' fees                                                             33,430
                                             Custody fee                                                                31,077
                                             Merger costs                                                               18,585
                                             Non-recurring costs (See Note 7)                                           21,969
                                             Other expenses                                                            186,401
                                                                                                                 -------------
                                              Total Expenses                                                         7,222,633
                                             Fees waived by Distributor - Class C                                       (6,646)
                                             Non-recurring costs assumed by
                                              Investment Advisor (See Note 7)                                          (21,969)
                                             Custody earnings credit                                                    (5,738)
                                                                                                                 -------------
                                              Net Expenses                                                           7,188,280
                                                                                                                 -------------
                                             Net Investment Income                                                  37,590,205

NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized gain (loss) on:
         INVESTMENTS AND FUTURES CONTRACTS    Investments                                                            5,072,124
                                              Futures contracts                                                     (3,909,824)
                                                                                                                 -------------
                                                Net realized gain                                                    1,162,300
                                             Net change in unrealized
                                             appreciation (depreciation)
                                             on:

                                              Investments                                                           37,876,330
                                              Futures contracts                                                        (51,505)
                                                                                                                 -------------
                                                Net change in unrealized appreciation (depreciation)                37,824,825
                                                                                                                 -------------
                                             Net Gain                                                               38,987,125
                                                                                                                 -------------
                                             Net Increase in Net Assets from Operations                             76,577,330

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                        COLUMBIA TAX-EXEMPT FUND

                                                                                                   (UNAUDITED)
                                                                                                    SIX MONTHS            YEAR
                                                                                                         ENDED           ENDED
                                                                                                       MAY 31,    NOVEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                    2005 ($)        2004 ($)
------------------------------------------   ---------------------------------------------------------------------------------
                                OPERATIONS   Net investment income                                  37,590,205      80,050,718
                                             Net realized gain on investments and
                                              futures contracts                                      1,162,300       4,290,820
                                             Net change in unrealized appreciation
                                              (depreciation) on investments and futures
                                              contracts                                             37,824,825     (19,083,930)
                                                                                                 -----------------------------
                                                Net Increase from Operations                        76,577,330      65,257,608

    DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                              Class A                                              (36,328,841)    (75,823,501)
                                              Class B                                                 (795,346)     (1,944,845)
                                              Class C                                                 (171,199)       (374,983)
                                                                                                 -----------------------------
                                                Total Distributions Declared to Shareholders       (37,295,386)    (78,143,329)

                        SHARE TRANSACTIONS   Class A:
                                              Subscriptions                                         11,735,383      30,982,797
                                              Distributions reinvested                              20,956,719      43,213,100
                                              Redemptions                                          (89,674,858)   (260,973,555)
                                                                                                 -----------------------------
                                                Net Decrease                                       (56,982,756)   (186,777,658)
                                             Class B:
                                              Subscriptions                                            574,112       1,270,167
                                              Distributions reinvested                                 428,831       1,036,642
                                              Redemptions                                           (6,751,741)    (21,715,115)
                                                                                                 -----------------------------
                                                Net Decrease                                        (5,748,798)    (19,408,306)
                                             Class C:
                                              Subscriptions                                            306,870         805,404
                                              Distributions reinvested                                  87,958         212,373
                                              Redemptions                                             (212,065)     (4,684,857)
                                                                                                 -----------------------------
                                                Net Increase (Decrease)                                182,763      (3,667,080)
                                             Net Decrease from Share
                                              Transactions                                         (62,548,791)  (209,853,044)
                                                                                                 -----------------------------
                                                  Total Decrease in Net Assets                     (23,266,847)  (222,738,765)

                                NET ASSETS   Beginning of period                                 1,692,394,107   1,915,132,872
                                             End of period (including undistributed net
                                              investment income of $3,883,086 and $3,588,267,
                                              respectively)                                      1,669,127,260   1,692,394,107

                         CHANGES IN SHARES   Class A:
                                              Subscriptions                                            857,065       2,282,558
                                              Issued for distributions reinvested                    1,530,002       3,192,651
                                              Redemptions                                           (6,557,104)    (19,318,087)
                                                                                                 -----------------------------
                                                Net Decrease                                        (4,170,037)    (13,842,878)
                                             Class B:
                                              Subscriptions                                             41,861          93,697
                                              Issued for distributions reinvested                       31,308          76,564
                                              Redemptions                                             (493,025)     (1,605,803)
                                                                                                 -----------------------------
                                                Net Decrease                                          (419,856)     (1,435,542)
                                             Class C:
                                              Subscriptions                                             22,313          58,706
                                              Issued for distributions reinvested                        6,421          15,662
                                              Redemptions                                              (15,476)       (345,955)
                                                                                                 -----------------------------
                                                Net Increase (Decrease)                                 13,258        (271,587)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2005 (UNAUDITED)                                COLUMBIA TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2004 was as follows:

                                          NOVEMBER 30, 2004
-----------------------------------------------------------
Distributions paid from:
    Tax-exempt income                        $   77,953,063
    Ordinary income                                 190,266
    Long-term capital gains                              --

Unrealized appreciation and depreciation at May 31, 2005, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                  $  171,421,487
    Unrealized depreciation                     (22,447,032)
                                             --------------
     Net unrealized appreciation             $  148,974,455

The following capital loss carryforwards, determined as of November 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                  CAPITAL LOSS
     EXPIRATION                CARRYFORWARD
------------------------------------------------
       2007                   $    8,472,899
       2008                       15,789,577
       2010                        8,857,986
                              $   33,120,462

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund and Columbia Tax-Exempt Insured Fund at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------
         First $500 million               0.55%
      $500 million to $1 billion          0.50%
     $1 billion to $1.5 billion           0.47%
     $1.5 billion to $3 billion           0.44%
      $3 billion to $6 billion            0.43%
           Over $6 billion                0.42%

For the six months ended May 31, 2005, the Fund's annualized effective investment advisory fee rate was 0.49%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended May 31, 2005, the Fund's annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.028%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. For the six months ended May 31, 2005, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.09%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended May 31, 2005, the Distributor has retained net underwriting discounts of $13,382 on sales of the Fund's Class A shares and received net CDSC fees of $0, $31,232 and $20 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended May 31, 2005, the Fund paid $1,593 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended May 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $9,155,924 and $91,206,555, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended May 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Service, Inc. At May 31, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

INSURER                                   % OF TOTAL INVESTMENTS
----------------------------------------------------------------
MBIA Insurance Corp.                                        21.4%
Financial Guaranty Insurance Co.                            14.3
Ambac Assurance Corp.                                       10.6
Financial Security Assurance, Inc.                           6.4

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at May 31, 2005 invested in debt obligations issued by the states of New York, Massachusetts, Illinois, California, Texas, Puerto Rico, New Jersey and Florida, and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended May 31, 2005, Columbia has assumed $21,969 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                                        COLUMBIA TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                    (UNAUDITED)
                               SIX MONTHS ENDED
                                        MAY 31,                                 YEAR ENDED NOVEMBER 30,
CLASS A SHARES                             2005            2004            2003            2002              2001            2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD            $          13.51     $     13.60     $     13.16     $     13.13       $     12.80     $     12.67

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                      0.31(a)         0.61(a)         0.60(a)         0.66(a)(b)        0.67(a)         0.69(c)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                          0.31           (0.11)           0.44            0.02(b)           0.32            0.12
                               ----------------     -----------     -----------     -----------       -----------     -----------
Total from Investment
Operations                                 0.62            0.50            1.04            0.68              0.99            0.81

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                (0.30)          (0.59)          (0.60)          (0.65)            (0.66)          (0.68)

NET ASSET VALUE, END OF PERIOD $          13.83     $     13.51     $     13.60     $     13.16       $     13.13     $     12.80
Total return (d)                           4.67%(e)        3.78%(f)        8.05%(f)        5.26%(f)          7.80%(f)        6.67%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                               0.84%(h)        0.86%           0.94%           0.94%             0.98%           1.00%
Net investment income (g)                  4.51%(h)        4.49%           4.50%           5.01%(b)          5.07%           5.50%
Waiver/reimbursement                         --            0.03%           0.03%           0.03%             0.01%             --
Portfolio turnover rate                       1%(e)           5%             11%             19%               15%             15%
Net assets, end of
period (000's)                 $      1,619,609     $ 1,638,527     $ 1,837,693     $ 1,900,366       $ 1,955,802     $ 1,859,311

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.98% to 5.01%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                    (UNAUDITED)
                               SIX MONTHS ENDED
                                        MAY 31,                                 YEAR ENDED NOVEMBER 30,
CLASS B SHARES                             2005            2004            2003            2002              2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD            $          13.51     $     13.60     $     13.16     $     13.13       $     12.80     $     12.67

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                      0.26(a)         0.50(a)         0.50(a)         0.56(a)(b)        0.57(a)         0.60(c)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                          0.31           (0.10)           0.44            0.02(b)           0.32            0.12
                               ----------------     -----------     -----------     -----------       -----------     -----------
Total from Investment
Operations                                 0.57            0.40            0.94            0.58              0.89            0.72

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                (0.25)          (0.49)          (0.50)          (0.55)            (0.56)          (0.59)

NET ASSET VALUE, END OF PERIOD $          13.83     $     13.51     $     13.60     $     13.16       $     13.13     $     12.80
Total return (d)                           4.28%(e)        3.01%(f)        7.25%(f)        4.47%(f)          7.02%(f)        5.88%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                               1.59%(h)        1.61%           1.69%           1.69%             1.73%           1.75%
Net investment income (g)                  3.76%(h)        3.74%           3.75%           4.26%(b)          4.31%           4.75%
Waiver/reimbursement                         --            0.03%           0.03%           0.03%             0.01%             --
Portfolio turnover rate                       1%(e)           5%             11%             19%               15%             15%
Net assets, end of
period (000's)                 $         40,430     $    45,168     $    64,990     $    81,766       $   128,813     $   184,298

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.23% to 4.26%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                    (UNAUDITED)
                               SIX MONTHS ENDED
                                        MAY 31,                                 YEAR ENDED NOVEMBER 30,
CLASS C SHARES                             2005            2004            2003            2002              2001            2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD            $          13.51     $     13.60     $     13.16     $     13.13       $     12.80     $     12.67

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                      0.27(a)         0.53(a)         0.51(a)         0.58(a)(b)        0.61(a)         0.62(c)
Net realized and
unrealized gain (loss)
on investments and
futures contract                           0.31           (0.11)           0.45            0.02(b)           0.30            0.12
                               ----------------     -----------     -----------     -----------       -----------     -----------
Total from Investment
Operations                                 0.58            0.42            0.96            0.60              0.91            0.74

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                (0.26)          (0.51)          (0.52)          (0.57)            (0.58)          (0.61)

NET ASSET VALUE, END OF PERIOD $          13.83     $     13.51     $     13.60     $     13.16       $     13.13     $     12.80
Total return (d)(e)                        4.36%(f)        3.17%           7.41%           4.63%             7.18%           6.01%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                               1.44%(h)        1.46%           1.54%           1.54%             1.58%           1.60%
Net investment income (g)                  3.91%(h)        3.89%           3.90%           4.41%(b)          4.47%           4.90%
Waiver/reimbursement                       0.15%(h)        0.18%           0.18%           0.18%             0.16%           0.15%
Portfolio turnover rate                       1%(f)           5%             11%             19%               15%             15%
Net assets, end of
period (000's)                 $          9,088     $     8,699     $    12,450     $    13,165       $     8,468     $     5,100

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.38% to 4.41%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                                        COLUMBIA TAX-EXEMPT FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 13, 2004, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds, including the Fund, that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Fund was identified for further review based on poor one-year relative performance against total expenses and actual management fees. Management noted that the relative performance for the Fund for the one-year period ending May 31, 2004 that was included in the Lipper Report had been negatively impacted by the Fund's duration position and interest rate increases during the period but that the relative performance for the Fund had improved for the one-year period ended August 31, 2004. Management also noted the Fund's total expenses were expected to improve due to projected lower transfer agency and fund accounting expenses. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                        COLUMBIA TAX-EXEMPT FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA TAX-EXEMPT FUND SEMIANNUAL REPORT, MAY 31, 2005             PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

COLUMBIA MANAGEMENT(R)

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                               SHC-44/87163-0605 (07/05) 05/6596

[GRAPHIC]

COLUMBIA TAX-EXEMPT INSURED FUND

SEMIANNUAL REPORT

MAY 31, 2005

TABLE OF CONTENTS

Performance Information                                               1

Fund Profile                                                          2

Understanding Your Expenses                                           3

Economic Update                                                       4

Portfolio Manager's Report                                            5

Investment Portfolio                                                  7

Statement of Assets and Liabilities                                  16

Statement of Operations                                              17

Statement of Changes in Net Assets                                   18

Notes to Financial Statements                                        19

Financial Highlights                                                 25

Board Consideration and Approval of
Investment Advisory Agreement                                        28

Columbia Funds                                                       31

Important Information
About This Report                                                    33

The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.


 NOT FDIC     MAY LOSE VALUE
 INSURED   -------------------
            NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                COLUMBIA TAX-EXEMPT INSURED FUND

[PHOTO OF CHRISTOPHER L. WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
PRESIDENT, COLUMBIA FUNDS

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris joined Bank of America in August 2004.

PERFORMANCE INFORMATION

                                                COLUMBIA TAX-EXEMPT INSURED FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 06/01/95 - 05/31/05

              CLASS A SHARES        CLASS A SHARES             LEHMAN BROTHERS
           WITHOUT SALES CHARGE    WITH SALES CHARGE        MUNICIPAL BOND INDEX
6/1/95                $  10,000            $   9,525                   $  10,000
6/30/95               $   9,836            $   9,369                   $   9,913
7/31/95               $   9,879            $   9,410                   $  10,007
8/31/95               $  10,008            $   9,532                   $  10,134
9/30/95               $  10,075            $   9,596                   $  10,198
10/31/95              $  10,279            $   9,791                   $  10,346
11/30/95              $  10,510            $  10,010                   $  10,518
12/31/95              $  10,652            $  10,146                   $  10,619
1/31/96               $  10,721            $  10,211                   $  10,699
2/29/96               $  10,549            $  10,048                   $  10,627
3/31/96               $  10,325            $   9,835                   $  10,491
4/30/96               $  10,292            $   9,804                   $  10,461
5/31/96               $  10,298            $   9,808                   $  10,457
6/30/96               $  10,406            $   9,911                   $  10,571
7/31/96               $  10,489            $   9,991                   $  10,666
8/31/96               $  10,484            $   9,986                   $  10,664
9/30/96               $  10,645            $  10,140                   $  10,813
10/31/96              $  10,755            $  10,244                   $  10,936
11/30/96              $  10,983            $  10,461                   $  11,136
12/31/96              $  10,896            $  10,378                   $  11,089
1/31/97               $  10,887            $  10,370                   $  11,110
2/28/97               $  10,972            $  10,451                   $  11,212
3/31/97               $  10,789            $  10,277                   $  11,063
4/30/97               $  10,887            $  10,370                   $  11,156
5/31/97               $  11,066            $  10,540                   $  11,324
6/30/97               $  11,191            $  10,659                   $  11,446
7/31/97               $  11,614            $  11,062                   $  11,763
8/31/97               $  11,413            $  10,871                   $  11,652
9/30/97               $  11,567            $  11,018                   $  11,791
10/31/97              $  11,639            $  11,086                   $  11,866
11/30/97              $  11,711            $  11,155                   $  11,936
12/31/97              $  11,927            $  11,361                   $  12,110
1/31/98               $  12,042            $  11,470                   $  12,235
2/28/98               $  12,018            $  11,447                   $  12,239
3/31/98               $  11,993            $  11,423                   $  12,250
4/30/98               $  11,897            $  11,332                   $  12,195
5/31/98               $  12,141            $  11,564                   $  12,387
6/30/98               $  12,172            $  11,594                   $  12,436
7/31/98               $  12,164            $  11,586                   $  12,467
8/31/98               $  12,412            $  11,822                   $  12,660
9/30/98               $  12,587            $  11,989                   $  12,818
10/31/98              $  12,518            $  11,923                   $  12,818
11/30/98              $  12,563            $  11,966                   $  12,863
12/31/98              $  12,594            $  11,996                   $  12,895
1/31/99               $  12,760            $  12,154                   $  13,049
2/28/99               $  12,639            $  12,039                   $  12,991
3/31/99               $  12,614            $  12,015                   $  13,010
4/30/99               $  12,659            $  12,058                   $  13,042
5/31/99               $  12,541            $  11,946                   $  12,966
6/30/99               $  12,346            $  11,759                   $  12,780
7/31/99               $  12,378            $  11,790                   $  12,826
8/31/99               $  12,258            $  11,676                   $  12,723
9/30/99               $  12,228            $  11,648                   $  12,728
10/31/99              $  12,047            $  11,475                   $  12,591
11/30/99              $  12,202            $  11,622                   $  12,724
12/31/99              $  12,120            $  11,544                   $  12,629
1/31/2000             $  12,062            $  11,489                   $  12,573
2/29/2000             $  12,249            $  11,667                   $  12,719
3/31/2000             $  12,551            $  11,955                   $  12,996
4/30/2000             $  12,443            $  11,852                   $  12,920
5/31/2000             $  12,337            $  11,751                   $  12,853
6/30/2000             $  12,720            $  12,116                   $  13,193
7/31/2000             $  12,916            $  12,302                   $  13,376
8/31/2000             $  13,143            $  12,519                   $  13,582
9/30/2000             $  13,033            $  12,414                   $  13,512
10/31/2000            $  13,214            $  12,586                   $  13,659
11/30/2000            $  13,362            $  12,727                   $  13,763
12/31/2000            $  13,834            $  13,176                   $  14,103
1/31/2001             $  13,919            $  13,258                   $  14,243
2/28/2001             $  13,967            $  13,303                   $  14,288
3/31/2001             $  14,070            $  13,402                   $  14,417
4/30/2001             $  13,717            $  13,065                   $  14,261
5/31/2001             $  13,921            $  13,260                   $  14,415
6/30/2001             $  14,055            $  13,387                   $  14,512
7/31/2001             $  14,357            $  13,675                   $  14,726
8/31/2001             $  14,679            $  13,981                   $  14,969
9/30/2001             $  14,596            $  13,903                   $  14,918
10/31/2001            $  14,836            $  14,131                   $  15,096
11/30/2001            $  14,584            $  13,891                   $  14,969
12/31/2001            $  14,362            $  13,680                   $  14,827
1/31/2002             $  14,641            $  13,945                   $  15,083
2/28/2002             $  14,901            $  14,193                   $  15,264
3/31/2002             $  14,429            $  13,743                   $  14,965
4/30/2002             $  14,794            $  14,091                   $  15,257
5/31/2002             $  14,914            $  14,205                   $  15,350
6/30/2002             $  15,105            $  14,387                   $  15,513
7/31/2002             $  15,333            $  14,604                   $  15,713
8/31/2002             $  15,524            $  14,787                   $  15,902
9/30/2002             $  15,912            $  15,157                   $  16,250
10/31/2002            $  15,550            $  14,811                   $  15,980
11/30/2002            $  15,400            $  14,669                   $  15,913
12/31/2002            $  15,872            $  15,118                   $  16,249
1/31/2003             $  15,684            $  14,939                   $  16,208
2/28/2003             $  16,061            $  15,298                   $  16,435
3/31/2003             $  16,021            $  15,260                   $  16,445
4/30/2003             $  16,182            $  15,414                   $  16,553
5/31/2003             $  16,729            $  15,935                   $  16,941
6/30/2003             $  16,560            $  15,774                   $  16,870
7/31/2003             $  15,650            $  14,906                   $  16,279
8/31/2003             $  15,830            $  15,078                   $  16,401
9/30/2003             $  16,512            $  15,728                   $  16,883
10/31/2003            $  16,320            $  15,545                   $  16,799
11/30/2003            $  16,539            $  15,753                   $  16,974
12/31/2003            $  16,676            $  15,884                   $  17,115
1/31/2004             $  16,708            $  15,914                   $  17,212
2/29/2004             $  17,064            $  16,253                   $  17,470
3/31/2004             $  16,864            $  16,063                   $  17,409
4/30/2004             $  16,281            $  15,507                   $  16,997
5/31/2004             $  16,253            $  15,481                   $  16,935
6/30/2004             $  16,339            $  15,563                   $  16,996
7/31/2004             $  16,581            $  15,793                   $  17,221
8/31/2004             $  16,997            $  16,190                   $  17,565
9/30/2004             $  17,072            $  16,261                   $  17,658
10/31/2004            $  17,205            $  16,388                   $  17,810
11/30/2004            $  16,945            $  16,140                   $  17,664
12/31/2004            $  17,181            $  16,365                   $  17,880
1/31/2005             $  17,375            $  16,550                   $  18,046
2/28/2005             $  17,210            $  16,392                   $  17,986
3/31/2005             $  16,966            $  16,160                   $  17,873
4/30/2005             $  17,366            $  16,541                   $  18,155
5/31/2005             $  17,580            $  16,745                   $  18,284

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 05/31/05 (%)

SHARE CLASS                    A                  B                  C
-------------------------------------------------------------------------------
INCEPTION                   11/20/85           05/05/92           08/01/97
-------------------------------------------------------------------------------
SALES CHARGE             WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH
6-MONTH (CUMULATIVE)       3.77    -1.16      3.38    -1.62      3.54    2.54
1-YEAR                     8.18     3.04      7.38     2.38      7.70    6.70
5-YEAR                     7.35     6.31      6.55     6.24      6.87    6.87
10-YEAR                    5.80     5.29      5.02     5.02      5.26    5.26

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

SHARE CLASS                     A                   B                  C
-------------------------------------------------------------------------------
SALES CHARGE             WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH
-------------------------------------------------------------------------------
6-MONTH (CUMULATIVE)      -0.62    -5.35     -1.00    -5.81    -0.85     -1.81
1-YEAR                     0.60    -4.18     -0.15    -4.94     0.15     -0.81
5-YEAR                     6.21     5.18      5.43     5.10     5.74      5.74
10-YEAR                    5.71     5.20      4.93     4.93     5.17      5.17

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on November 20, 1985, class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
06/01/95 - 05/31/05 ($)

SALES CHARGE:       WITHOUT          WITH
--------------------------------------------
CLASS A              17,580         16,745
CLASS B              16,315         16,315
CLASS C              16,701         16,701

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

FUND PROFILE

                                                COLUMBIA TAX-EXEMPT INSURED FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 05/31/05 (%)

Local general obligations                      21.4
Joint power authority                          11.8
State appropriated                              9.6
Special non-property tax                        9.3
Refunded/escrowed                               9.3

QUALITY BREAKDOWN AS OF 05/31/05 (%)

AAA                                            95.4
AA                                              2.6
Non-rated                                       0.9
Cash equivalents                                1.1

MATURITY BREAKDOWN AS OF 05/31/05 (%)

1-3 years                                       0.8
3-5 years                                       1.0
5-7 years                                       9.9
7-10 years                                     27.6
10-15 years                                    36.9
15-20 years                                    22.1
20-25 years                                     0.2
25 years and over                               0.4
Cash equivalents                                1.1

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2005, THE FUND'S CLASS A SHARES RETURNED 3.77% WITHOUT SALES CHARGE.

- THE FUND OUTPERFORMED BOTH ITS BENCHMARK, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, AND THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER INSURED MUNICIPAL DEBT FUNDS CATEGORY.

- THE FUND DID BETTER THAN ITS BENCHMARK BECAUSE IT HAD MORE EXPOSURE TO BONDS WITH GOOD CALL PROTECTION AND ZERO-COUPON BONDS.

CLASS A SHARES                                  3.77%
LEHMAN BROTHERS MUNICIPAL BOND INDEX            3.51%

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. It is unmanaged and unavailable for investment.

                                    OBJECTIVE

  Seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation

                                TOTAL NET ASSETS

                                 $150.0 million

MANAGEMENT STYLE

                     FIXED INCOME MATURITY
                  SHORT     INTERM.      LONG
QUALITY
HIGH                                      X
MED
LOW

UNDERSTANDING YOUR EXPENSES

                                                COLUMBIA TAX-EXEMPT INSURED FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

12/01/04 - 05/31/05

                 ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE           EXPENSES PAID
             BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)       DURING THE PERIOD ($)    FUND'S ANNUALIZED
                ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL      ACTUAL    HYPOTHETICAL    EXPENSE RATIO (%)
CLASS A        1,000.00     1,000.00        1,037.70     1,020.49         4.52         4.48               0.89
CLASS B        1,000.00     1,000.00        1,033.86     1,016.75         8.32         8.25               1.64
CLASS C        1,000.00     1,000.00        1,035.40     1,018.25         6.80         6.74               1.34

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived or reimbursed a portion of class C shares' expenses, class C shares' total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                COLUMBIA TAX-EXEMPT INSURED FUND

During the six-month period that began December 1, 2004, and ended May 31, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap between the United States and its trading partners appeared to have been overstated. First quarter 2005 GDP growth was also underestimated at 3.1% in a preliminary report, restated at 3.5%, then finalized at 3.8%. The pattern of growth over the past six months confirmed that the economy remained on solid ground despite occasional subpar job figures.

Job growth dominated US economic news throughout the period as the pace of new job creation picked up and more than two million jobs were created in 2004. In 2005, job additions have been uneven. Yet, nearly one million jobs have been created so far and the unemployment rate has trended lower. A few disappointing job figures early in 2005 put a damper on consumer confidence readings. However, sentiment bounced back near the end of the period and, overall, consumers remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

BOND MARKET DELIVERED MODEST RETURNS

Most of the US bond market delivered modest returns as yields moved higher, then lower in response to mixed economic and market news, including a ratings downgrade of General Motors and Ford bonds to "junk" status. (Bond yields and prices move in opposite directions.) The Lehman Brothers Aggregate Bond Index returned 2.90% for the period. Gains achieved by high-yield bonds early in the period were offset by negative returns late in the period. As a result, the Merrill Lynch US High Yield, Cash Pay Index returned 0.81%. Municipal bonds did better than taxable bonds, as many states enjoyed higher revenues from the expanding economy and legislatures worked to keep budgets balanced. The Lehman Brothers Municipal Bond Index returned 3.51% for the six-month reporting period.

STOCKS RALLIED, THEN LOST MOMENTUM

The stock market rallied in December of 2004, as uncertainty surrounding the US presidential election was resolved and energy prices appeared to stabilize. However, those early gains were offset by a market pullback as investors turned cautious in 2005 at the possibility of higher interest rates, higher inflation and subdued corporate profit growth. Energy prices also picked up again. In this environment, the S&P 500 Index returned 2.42%. Value stocks did better than growth stocks, as measured by the Russell 1000 Value Index, which gained 4.03% over the same period.

HIGHER SHORT-TERM INTEREST RATES

The Federal Reserve (the Fed) made good on its announced intentions to continue to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four increases during this reporting period, the fed funds rate stood at 3.00%.(1) Last year the Fed indicated that it would raise short-term interest rates at a measured pace, and so far each of the eight increases have been in one-quarter percentage point increments. In recent testimony, Fed chairman Greenspan suggested that future increases would likely follow the same gradual course.

(1) On June 30, the federal funds rate was raised to 3.25%.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2005

- BOND RETURNS WERE MODEST AS SHORT-TERM INTEREST RATES ROSE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 2.90%. HOWEVER, MUNICIPAL BONDS GOT A BOOST AS STATE FINANCES IMPROVED. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURNED 3.51%.

LEHMAN AGGREGATE INDEX          2.90%
LEHMAN MUNICIPAL INDEX          3.51%

- THE STOCK MARKET HELD ON TO SOME OF THE RETURNS ACHIEVED EARLY IN THE PERIOD EVEN THOUGH IT LOST MOMENTUM LATE IN THE PERIOD. THE S&P 500 INDEX RETURNED 2.42%. VALUE STOCKS DID BETTER, AS MEASURED BY THE RUSSELL 1000 VALUE INDEX.

S&P 500 INDEX                   2.42%
RUSSELL INDEX                   4.03%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGER'S REPORT

                                                COLUMBIA TAX-EXEMPT INSURED FUND

For the six-month period ended May 31, 2005, Columbia Tax-Exempt Insured Fund class A shares returned 3.77% without sales charge. Fund performance was better than its benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.51% for the period. The fund also exceeded the average return of its peer group, the Lipper Insured Municipal Debt Funds Category, which was 3.19%.(1) The fund's emphasis on call protection and zero-coupon issues aided performance during the period.

MARKETS GAVE A VOTE OF CONFIDENCE TO THE FEDERAL RESERVE

A pickup in traditional inflation indicators--producer and consumer prices--appeared to weigh on the minds of bond investors, who expressed their support of the Federal Reserve's (the Fed) short-term interest rate hikes, in part, by bidding up prices on long-term bonds. High rates of inflation are especially damaging to long-term fixed income values, so favorable performance of longer-term issues reflected investor optimism that the Fed was likely to succeed in quelling inflation with its program of short-term interest rate hikes. Yields rose and prices fell on bonds maturing in five years or less. However, yields fell and prices moved higher on bonds with longer maturities, with the longest-term bonds recording the best gains.

The upbeat performance of intermediate and longer-term issues also reflected investor uncertainty about wavering economic data. The pace of new job creation was satisfactory at times, disappointing at others. Lack of a clear trend left doubts about the true scale of the economy's underlying strength and caused many investors to seek greater stability in bonds.

THE FUND TOOK ADVANTAGE OF DECLINING LONG-TERM RATES

We believe the fund outperformed its peers because it was more sensitive to changing interest rates with its emphasis on intermediate bonds with good call protection. Falling rates also meant solid returns for the fund's zero-coupon issues, among the most rate-sensitive of fixed income securities. Investors favored call-protected bonds because they are more attractive when yields decline and prices rise compared to callable bonds, which may be called in prematurely at terms favorable to the issuers. Had we owned the longest-maturity non-callable issues, fund performance might have benefited further. But such a move would also have been more risky at a time when rates appeared to many to be poised to rise. Therefore we focused on slightly shorter maturities with very good call protection, a positive yet prudent move.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 05/31/05 ($)

CLASS A                        8.66
CLASS B                        8.66
CLASS C                        8.66

DISTRIBUTIONS DECLARED PER SHARE
12/01/04 - 05/31/05 ($)

CLASS A                        0.27
CLASS B                        0.24
CLASS C                        0.25

Distributions include $0.10 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from net investment income and capital gains.

SEC YIELDS AS OF 05/31/05 (%)

CLASS A                        2.95
CLASS B                        2.35
CLASS C                        2.65

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 05/31/05 (%)

CLASS A                        4.54
CLASS B                        3.62
CLASS C                        4.08

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

                                                COLUMBIA TAX-EXEMPT INSURED FUND

INSURANCE SECTOR UPDATE

The bond insurance industry has gained several participants, adding to competition, though the industry remains dominated by the established companies and best characterized by ultraconservative underwriting standards, relatively stable profitability and substantial capital reserves. The industry continues to diversify from traditional municipal and structured books of business as international opportunities continue to mature. MBIA, the world's largest bond insurer, has received subpoena requests from state and federal authorities covering several points of interest. MBIA is fully cooperating with investigators. Based on all available information to date, we remain comfortable in MBIA's underwriting model and claims paying ability and continue to approve their municipal insured bonds for purchase. Despite the investigations and the corresponding media coverage, we believe MBIA municipal bond investors should still expect to receive their full principal and interest payments in a timely manner.

PORTFOLIO POSITIONED FOR CONTINUED MODERATE ECONOMIC GROWTH

In an environment of continued short-term interest rate hikes and slower but solid economic growth, we believe that the fund's focus on intermediate and longer-term municipals is appropriate because yields in these maturity ranges are likely to settle at current levels or decline modestly. However, if the economy starts to heat up and inflation accelerates, we would likely re-evaluate our strategy.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed the Columbia Tax-Exempt Insured Fund since September 1997 and has been with the advisor or its predecessors or affiliate organizations since September 1997.

/s/ Gary Swayze


Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

While insurance reduces credit risk, it does not protect against fluctuations in the value of the fund's shares caused by interest rate changes or other factors. Insurance premiums also reduce the fund's yield.

[SIDENOTE]

WE BELIEVE THAT THE FUND'S FOCUS ON INTERMEDIATE AND LONGER-TERM MUNICIPALS IS APPROPRIATE BECAUSE YIELDS IN THESE MATURITY RANGES ARE LIKELY TO SETTLE AT CURRENT LEVELS OR DECLINE MODESTLY IF THE ECONOMY CONTINUES TO GROW MODESTLY AND SHORT-TERM INTEREST RATES RISE AT A MEASURED PACE.

INVESTMENT PORTFOLIO

MAY 31, 2005 (UNAUDITED)                        COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------    -------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.2%

EDUCATION - 5.6%

EDUCATION - 5.6%

MA HEALTH & EDUCATIONAL FACILITIES AUTHORITY    Harvard University,
                                                 Series 1991 N,
                                                  6.250% 04/01/20                                    2,000,000        2,530,660

              NY DORMITORY AUTHORITY REVENUE    NYU, Series 2004 A,
                                                 Insured: FGIC
                                                  5.000% 07/01/18                                    1,860,000        2,030,041
                                                Upstate Community Colleges,
                                                 Series 2005 B,
                                                 Insured: FGIC
                                                  5.500% 07/01/23                                    2,000,000        2,363,520

                         WV STATE UNIVERSITY    Series 2000 A,
                                                 Insured: AMBAC
                                                  (a) 04/01/17                                       2,480,000        1,506,005
                                                                                               Education Total        8,430,226
                                                                                                                 --------------
                                                                                               EDUCATION TOTAL        8,430,226
HEALTH CARE - 4.6%

HOSPITALS - 4.6%

                     MS HOSPITAL EQUIPMENT &    Rush Medical Foundation Project,
                        FACILITIES AUTHORITY     Series 1992,
                                                 Insured: CON
                                                  6.700% 01/01/18                                      250,000          250,763

        TN KNOX COUNTY HEALTH, EDUCATIONAL &    Series 1993,
                          HOUSING FACILITIES     Insured: MBIA
                                                  5.250% 01/01/15 (b)                                5,000,000        5,552,150

                     WI HEALTH & EDUCATIONAL    Bellin Memorial Hospital,
                        FACILITIES AUTHORITY     Series 1993,
                                                 Insured: AMBAC
                                                  6.625% 02/15/08                                    1,000,000        1,057,390
                                                Waukesha Memorial Hospital,
                                                 Series 1990 B,
                                                 Insured: AMBAC
                                                  7.250% 08/15/19                                       30,000           30,098
                                                                                               Hospitals Total        6,890,401
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL        6,890,401

HOUSING - 0.6%

SINGLE FAMILY - 0.6%

 LA JEFFERSON PARISH HOME MORTGAGE AUTHORITY    Series 1999 B-1, AMT,
                                                 Insured: GNMA
                                                  6.750% 06/01/30                                      600,000          647,892

                   MA HOUSING FINANCE AGENCY    Series 1992, AMT,
                                                 Insured: AMBAC
                                                  7.125% 06/01/25                                      290,000          290,342
                                                                                           Single Family Total          938,234
                                                                                                                 --------------
                                                                                                 HOUSING TOTAL          938,234

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------    -------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - 10.8%

POOL/BOND BANK - 1.5%

                 MI MUNICIPAL BOND AUTHORITY    Local Government Loan Program,
                                                 Series 1991 C,
                                                 Insured: FSA
                                                  (a) 06/15/15                                       3,380,000        2,257,772
                                                                                          Pool/Bond Bank Total        2,257,772
REFUNDED/ESCROWED (c) - 9.3%

  FL TAMPA BAY WATER UTILITY SYSTEMS REVENUE    Series 1999,
                                                 Pre-refunded 10/01/11,
                                                 Insured: FGIC
                                                  8.630% 10/01/23 (d)(e)                             1,000,000        1,289,140


              GA FULTON COUNTY WATER & SEWER    Series 1992,
                                                 Escrowed to Maturity,
                                                 Insured: FGIC
                                                  6.375% 01/01/14                                    5,810,000        6,861,203

       GA STATE MUNICIPAL ELECTRIC AUTHORITY    Series 1997 Y,
                                                 Escrowed to Maturity,
                                                 Insured: AMBAC
                                                  6.400% 01/01/13                                       65,000           76,028

                 OH HILLIARD SCHOOL DISTRICT    Series 2000,
                                                 Insured: FGIC
                                                  5.750% 12/01/24                                    1,000,000        1,139,320

                 PA POTTSTOWN BORO AUTHORITY    Series 1991 7-B,
                                                 Escrowed to Maturity,
                                                 Insured: FGIC
                                                  (a) 11/01/16                                       1,000,000          629,170

          SC PIEDMONT MUNICIPAL POWER AGENCY    Series 1991 A,
                                                 Escrowed to Maturity,
                                                 Insured: FGIC
                                                  6.125% 01/01/07                                       75,000           78,715

             TX HOUSTON WATER & SEWER SYSTEM    Series 1998 A,
                                                 Escrowed to Maturity,
                                                 Insured: FSA
                                                  (a) 12/01/19                                       1,800,000          961,704

                   TX MUNICIPAL POWER AGENCY    Series 1989,
                                                 Escrowed to Maturity,
                                                 Insured: AMBAC
                                                  (a) 09/01/10                                         350,000          292,572
                                                  (a) 09/01/11                                         560,000          448,258
                                                  (a) 09/01/12                                         205,000          156,593
                                                  (a) 09/01/15                                         185,000          122,409

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------    -------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

REFUNDED/ESCROWED (c) - (CONTINUED)

               WA PUBLIC POWER SUPPLY SYSTEM    Nuclear Project No. 2,
                                                 Series 1992 A,
                                                 Escrowed to Maturity,
                                                 Insured: MBIA
                                                  (a) 07/01/11                                       2,315,000        1,864,432
                                                                                       Refunded/Escrowed Total       13,919,544
                                                                                                                 --------------
                                                                                                   OTHER TOTAL       16,177,316
TAX-BACKED - 48.6%

LOCAL APPROPRIATED - 4.7%

               IL CHICAGO BOARD OF EDUCATION    Series 1992 A,
                                                 Insured: MBIA
                                                  6.250% 01/01/15                                    6,000,000        7,057,980
                                                                                      Local Appropriated Total        7,057,980

LOCAL GENERAL OBLIGATIONS - 21.4%

                                   AZ TUCSON    Series 1994 G,
                                                 Insured: FGIC
                                                  7.625% 07/01/14                                    3,140,000        4,120,214

           CA ALVORD UNIFIED SCHOOL DISTRICT    Series 2002 A,
                                                 Insured: MBIA
                                                  5.900% 02/01/19                                    1,975,000        2,394,490

           CA FRESNO UNIFIED SCHOOL DISTRICT    Series 2002 A,
                                                 Insured: MBIA
                                                  6.000% 02/01/19                                    1,000,000        1,221,970

               CA SAN YSIDRO SCHOOL DISTRICT    Series 2005 D,
                                                 Insured: FGIC
                                                  (a) 08/01/23                                       2,330,000        1,012,828

    CO EL PASO COUNTY SCHOOL DISTRICT NO. 11    Series 1996,
                                                  7.100% 12/01/18                                    3,000,000        3,900,840

             CO HIGHLANDS RANCH METROPOLITAN    Series 1996,
                              DISTRICT NO. 2     Insured: CGIC
                                                  6.500% 06/15/12                                    1,000,000        1,193,560

       IL CHICAGO PUBLIC BUILDING COMMISSION    Series 1999 B,
                                                 Insured: FGIC
                                                  5.250% 12/01/18                                    1,000,000        1,140,650

                                  IL CHICAGO    City Colleges,
                                                 Series 1999,
                                                 Insured: FGIC
                                                  (a) 01/01/14                                       2,000,000        1,423,620

      IL DEVELOPMENT FINANCE AUTHORITY ELGIN    Series 2001,
                     SCHOOL DISTRICT NO. U46     Insured: FSA
                                                  (a) 01/01/13                                       2,500,000        1,861,075

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------    -------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

      IL WILL COUNTY SCHOOL DISTRICT NO. 114    Series 2005 C,
                                                 Insured: FGIC
                                                  (a) 12/01/23                                       2,130,000          903,461

          KS WYANDOTTE COUNTY UNIFIED SCHOOL    Series 2005,
                            DISTRICT NO. 500     Insured: FSA
                                                  5.250% 09/01/20                                    1,000,000        1,154,020

             NH MANCHESTER SCHOOL FACILITIES    Series 2004,
                                                 Insured: MBIA
                                                  5.500% 06/01/22                                    2,000,000        2,367,480

         OH GARFIELD HEIGHTS SCHOOL DISTRICT    Series 2001,
                                                 Insured: MBIA
                                                  5.375% 12/15/16                                    1,740,000        2,017,008

  OR CLACKAMAS COUNTY SCHOOL DISTRICT NO.108    Estacada,
                                                 Series 2005,
                                                 Insured: FSA
                                                  5.500% 06/15/24                                    1,130,000        1,344,304

                           TN LINCOLN COUNTY    Series 2001,
                                                 Insured: FGIC
                                                  5.250% 04/01/16                                    1,470,000        1,674,595

                         TX GALVESTON COUNTY    Series 2001,
                                                 Insured: FGIC
                                                  (a) 02/01/20                                       1,510,000          788,431

      WA CLARK COUNTY SCHOOL DISTRICT NO. 37    Series 2001 C,
                                                 Insured: FGIC
                                                  (a) 12/01/16                                       3,000,000        1,859,010

              WA KING COUNTY SCHOOL DISTRICT    Series 2001,
                            ISSAQUAH NO. 411     Insured: FSA
                                                  5.625% 06/01/15                                    1,500,000        1,741,290
                                                                               Local General Obligations Total       32,118,846

SPECIAL NON-PROPERTY TAX - 9.3%

 IL METROPOLITAN PIER & EXPOSITION AUTHORITY    McCormick Place Expansion Project,
                                                 Series 1993 A,
                                                 Insured: FGIC
                                                  (a) 06/15/16                                       3,750,000        2,388,075

                                    MI STATE    Series 2005,
                                                 Insured: FSA
                                                  5.500% 11/01/20                                    2,000,000        2,365,520

           NJ ECONOMIC DEVELOPMENT AUTHORITY    Cigarette Tax,
                                                 Series 2004,
                                                 Insured: FGIC
                                                  5.000% 06/15/13                                    1,000,000        1,097,250

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------    -------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

SPECIAL NON-PROPERTY TAX - (CONTINUED)

    PR COMMONWEALTH OF PUERTO RICO HIGHWAY &    Series 1996 Y,
                    TRANSPORTATION AUTHORITY     Insured: MBIA
                                                  6.250% 07/01/12                                    3,000,000        3,558,990

            TX HOUSTON HOTEL OCCUPANCY TAX &    Series 2001 B,
                             SPECIAL REVENUE     Insured: AMBAC
                                                  (a) 09/01/17                                       2,000,000        1,183,380

             WA CENTRAL PUGET SOUND REGIONAL    Series 1998,
                    TRANSPORTATION AUTHORITY     Insured: FGIC
                                                  5.250% 02/01/21                                    3,000,000        3,418,170
                                                                                Special Non-Property Tax Total       14,011,385

STATE APPROPRIATED - 9.6%

               IN OFFICE BUILDING COMMISSION    Women's Prison,
                                                 Series 1995 B,
                                                 Insured: AMBAC
                                                  6.250% 07/01/16                                    8,000,000        9,664,560

                                    MI STATE    525 Redevco, Inc.,
                                                 Series 2000,
                                                 Insured: AMBAC
                                                  (a) 06/01/21                                       1,000,000          490,650

           NJ ECONOMIC DEVELOPMENT AUTHORITY    School Facilities Construction,
                                                 Series 2005 K,
                                                 Insured: FGIC
                                                  5.250% 12/15/21                                    2,000,000        2,310,860

      NJ TRANSPORTATION TRUST FUND AUTHORITY    Series 2001 C,
                                                 Insured: FSA
                                                  5.500% 12/15/15                                    1,685,000        1,946,411
                                                                                      State Appropriated Total       14,412,481

STATE GENERAL OBLIGATIONS - 3.6%

                                    CA STATE    Series 2002,
                                                 Insured: AMBAC
                                                  6.000% 04/01/17                                    2,500,000        3,030,775

                                    NJ STATE    Series 2005 L,
                                                 Insured: AMBAC
                                                  5.250% 07/15/19                                    2,000,000        2,293,320
                                                                               State General Obligations Total        5,324,095
                                                                                                                 --------------
                                                                                              TAX-BACKED TOTAL       72,924,787

TRANSPORTATION - 8.9%

TOLL FACILITIES - 3.4%

                       NJ TURNPIKE AUTHORITY    Series 2004 C-2,
                                                 Insured: AMBAC
                                                  5.500% 01/01/25                                    2,500,000        2,975,500

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------    -------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TRANSPORTATION - (CONTINUED)

TOLL FACILITIES - (CONTINUED)

     NY TRIBOROUGH BRIDGE & TUNNEL AUTHORITY    Series 2002,
                                                 Insured: MBIA
                                                  5.500% 11/15/20                                      375,000          444,150

                        WV PARKWAYS ECONOMIC    Series 2002,
             DEVELOPMENT & TOURISM AUTHORITY     Insured: FGIC
                                                  5.250% 05/15/14                                    1,500,000        1,697,205
                                                                                         Toll Facilities Total        5,116,855
TRANSPORTATION - 5.5%

            AZ MESA STREET & HIGHWAY REVENUE    Series 2005,
                                                 Insured: FSA
                                                  5.000% 07/01/23                                    1,000,000        1,126,430

        IL REGIONAL TRANSPORTATION AUTHORITY    Series 1996 C,
                                                 Insured: FGIC
                                                  7.750% 06/01/20                                    5,000,000        7,085,600
                                                                                          Transportation Total        8,212,030
                                                                                                                 --------------
                                                                                          TRANSPORTATION TOTAL       13,328,885

UTILITIES - 19.1%

JOINT POWER AUTHORITY - 11.8%

                   TX MUNICIPAL POWER AGENCY    Series 1989,
                                                 Insured: AMBAC
                                                  (a) 09/01/10                                       4,650,000        3,885,028
                                                  (a) 09/01/11                                       7,340,000        5,860,990
                                                  (a) 09/01/12                                       2,795,000        2,126,967
                                                Series 1993,
                                                 Insured: MBIA
                                                  (a) 09/01/15                                       8,790,000        5,792,786
                                                                                   Joint Power Authority Total       17,665,771

MUNICIPAL ELECTRIC - 1.7%

                                AK ANCHORAGE    Series 1993,
                                                 Insured: MBIA
                                                  8.000% 12/01/09                                    1,000,000        1,197,690

             GA MUNICIPAL ELECTRIC AUTHORITY    Series 1997 Y,
                                                 Insured: AMBAC
                                                  6.400% 01/01/13                                      935,000        1,091,379

       SD HEARTLAND CONSUMERS POWER DISTRICT    Electric Revenue,
                                                 Insured: FSA
                                                  6.000% 01/01/09                                      300,000          318,036
                                                                                      Municipal Electric Total        2,607,105

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------    -------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITIES - (CONTINUED)

WATER & SEWER - 5.6%

        FL SAINT JOHN'S COUNTY WATER & SEWER    Saint Augustine Shores System:
                                   AUTHORITY     Series 1991 A,
                                                  Insured: MBIA
                                                  (a) 06/01/13                                       2,600,000        1,927,406
                                                 Series 1999 A,
                                                  Insured: MBIA
                                                  (a) 06/01/14                                       1,500,000        1,060,200

                    GA ATLANTA WATER & SEWER    Series 1993,
                                                 Insured: FGIC
                                                  5.500% 11/01/22                                    1,000,000        1,184,050

              GA FULTON COUNTY WATER & SEWER    Series 1992,
                                                 Insured: FGIC
                                                  6.375% 01/01/14                                      190,000          222,769

              GA MILLEDGEVILLE WATER & SEWER    Series 1996,
                                                 Insured: FSA
                                                  6.000% 12/01/21                                    1,000,000        1,222,180

      NJ CAPE MAY COUNTY MUNICIPAL UTILITIES    Series 2002 A,
                             SEWER AUTHORITY     Insured: FSA
                                                  5.750% 01/01/16                                    1,000,000        1,178,140

                                OH CLEVELAND    Series 1993 G,
                                                 Insured: MBIA
                                                  5.500% 01/01/21                                    1,015,000        1,191,549

             TX HOUSTON WATER & SEWER SYSTEM    Series 1998 A,
                                                 Insured: FSA
                                                  (a) 12/01/19                                         700,000          371,197
                                                                                           Water & Sewer Total        8,357,491
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL       28,630,367

                                                TOTAL MUNICIPAL BONDS
                                                (COST OF $127,840,430)                                              147,320,216

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
--------------------------------------------    -------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.7%

VARIABLE RATE DEMAND NOTES (f) - 0.7%

  FL ORANGE COUNTY SCHOOL BOARD CERTIFICATES    Series 2002 B,
                            OF PARTICIPATION      2.970% 08/01/27                                      100,000          100,000

                   FL PINELLAS COUNTY HEALTH    Series 1985,
                        FACILITIES AUTHORITY     LOC: Wachovia Bank N.A.,
                                                  2.970% 12/01/15                                      200,000          200,000

                  IN INDIANA HEALTH FACILITY    Fayette Memorial Hospital
                         FINANCING AUTHORITY     Association, Inc.,
                                                 Series 2002 A,
                                                  3.020% 10/01/32                                      300,000          300,000

         IN EDUCATIONAL FACILITIES AUTHORITY    DePauw University,
                                                 Series 2002,
                                                 LOC: Northern Trust Company,
                                                  2.970% 07/01/32                                      100,000          100,000

      MO CHESTERFIELD INDUSTRIAL DEVELOPMENT    Gateway Academy Inc.,
            AUTHORITY EDUCATIONAL FACILITIES     Series 2003,
                                                  3.020% 01/01/28                                      200,000          200,000

   WY UINTA COUNTY POLLUTION CONTROL REVENUE    Chevron U.S.A., Inc.,
                                                 Series 1997,
                                                  2.970% 04/01/10                                      100,000          100,000
                                                                                                                 --------------
                                                                              VARIABLE RATE DEMAND NOTES TOTAL        1,000,000


                                                TOTAL SHORT-TERM OBLIGATIONS
                                                (COST OF $1,000,000)                                                  1,000,000

                                                TOTAL INVESTMENTS - 98.9%
                                                (COST OF $128,840,430) (g)                                          148,320,216

                                                OTHER ASSETS & LIABILITIES, NET - 1.1%                                1,714,008

                                                Net Assets - 100.0%                                                 150,034,224

NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

(b) The security or a portion of the security pledged as collateral for open futures contracts. At May 31, 2005, the total market value of securities pledged amounted to $252,068.

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d) The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2005.

(e) Denotes a restricted security which is subject to registration with the SEC or is required to be exempted from such registration prior to resale. At May 31, 2005, the value of this security represents 0.9% of net assets.

                                                  ACQUISITION     ACQUISITION
SECURITY                                              DATE            COST
-----------------------------------------------------------------------------
FL Tampa Bay Water Utility Systems Revenue,
 Series 1999, 8.630% 10/01/23                       09/29/99       $  993,440

See Accompanying Notes to Financial Statements.

(f) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at May 31, 2005.

(g)  Cost for federal income tax purposes is $128,617,680.

At May 31, 2005, the Fund held the following open short futures contract:

                                 NUMBER OF                 AGGREGATE   EXPIRATION    UNREALIZED
         TYPE                    CONTRACTS     VALUE      FACE VALUE      DATE      DEPRECIATION
------------------------------------------------------------------------------------------------
10-Year U.S. Treasury Notes         42      $ 4,757,156   $ 4,738,877   Sep-2005       $ (18,279)
                                                                                       =========

ACRONYM                    NAME
AMBAC                      Ambac Assurance Corp.
AMT                        Alternative Minimum Tax
CGIC                       Capital Guarantee Insurance Co.
CON                        College Construction Loan Insurance Association
FGIC                       Financial Guaranty Insurance Co.
FSA                        Financial Security Assurance, Inc.
GNMA                       Government National Mortgage Association
LOC                        Line of Credit
MBIA                       MBIA Insurance Corp.

At May 31, 2005, the composition of the Fund by revenue source is as follows:

                                                                    % OF
HOLDINGS BY REVENUE SOURCE                                       NET ASSETS
---------------------------------------------------------------------------
Tax-Backed                                                             48.6%
Utilities                                                              19.1
Other                                                                  10.8
Transportation                                                          8.9
Education                                                               5.6
Health Care                                                             4.6
Housing                                                                 0.6
Short-Term Obligations                                                  0.7
Other Assets & Liabilities, Net                                         1.1
                                                                      -----
                                                                      100.0%
                                                                      =====

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2005 (UNAUDITED)                        COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                                                           ($)
----------------------------------------     ---------------------------------------------------------------------------------
                                  ASSETS     Investments, at cost                                                  128,840,430
                                                                                                              ----------------
                                             Investments, at value                                                 148,320,216
                                             Cash                                                                       28,164
                                             Receivable for:
                                               Fund shares sold                                                         58,615
                                               Interest                                                              2,067,151
                                             Deferred Trustees' compensation plan                                       11,427
                                                                                                              ----------------
                                                 Total Assets                                                      150,485,573

                                             ---------------------------------------------------------------------------------
                             LIABILITIES     Payable for:
                                               Fund shares repurchased                                                  94,188
                                               Futures variation margin                                                 18,375
                                               Distributions                                                           176,768
                                               Investment advisory fee                                                  29,418
                                               Transfer agent fee                                                       48,525
                                               Pricing and bookkeeping fees                                              6,236
                                               Audit fee                                                                17,130
                                               Custody fee                                                               1,389
                                               Distribution and service fees                                            42,588
                                             Deferred Trustees' fees                                                    11,427
                                             Other liabilities                                                           5,305
                                                                                                              ----------------
                                                 Total Liabilities                                                     451,349

                                                                                                 NET ASSETS        150,034,224

                                             ---------------------------------------------------------------------------------
               COMPOSITION OF NET ASSETS     Paid-in capital                                                       130,075,253
                                             Undistributed net investment income                                       490,320
                                             Accumulated net realized gain                                               7,144
                                             Net unrealized appreciation (depreciation) on:
                                               Investments                                                          19,479,786
                                               Futures contracts                                                       (18,279)
                                                                                                              ----------------
                                                                                                 NET ASSETS        150,034,224

                                             ---------------------------------------------------------------------------------
                                 CLASS A     Net assets                                                            122,036,040
                                             Shares outstanding                                                     14,095,191
                                             Net asset value per share                                                    8.66(a)
                                             Maximum offering price per share ($8.66/0.9525)                              9.09(b)

                                             ---------------------------------------------------------------------------------
                                 CLASS B     Net assets                                                             17,575,042
                                             Shares outstanding                                                      2,029,930
                                             Net asset value and offering price per share                                 8.66(a)

                                             ---------------------------------------------------------------------------------
                                 CLASS C     Net assets                                                             10,423,142
                                             Shares outstanding                                                      1,203,864
                                             Net asset value and offering price per share                                 8.66(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2005           COLUMBIA TAX-EXEMPT INSURED FUND
(UNAUDITED)

                                                                                                                           ($)
----------------------------------------     ---------------------------------------------------------------------------------
                       INVESTMENT INCOME     Interest                                                                3,676,140

                                             ---------------------------------------------------------------------------------
                                EXPENSES     Investment advisory fee                                                   361,880
                                             Distribution fee:
                                               Class B                                                                  69,830
                                               Class C                                                                  40,220
                                             Service fee:
                                               Class A                                                                 123,133
                                               Class B                                                                  18,621
                                               Class C                                                                  10,730
                                             Transfer agent fee                                                         69,616
                                             Pricing and bookkeeping fees                                               29,789
                                             Trustees' fees                                                              5,867
                                             Custody fee                                                                 5,117
                                             Non-recurring costs (See Note 7)                                            2,000
                                             Other expenses                                                             57,267
                                                                                                              ----------------
                                               Total Expenses                                                          794,070
                                             Fees waived by Distributor - Class C                                      (16,078)
                                             Non-recurring costs assumed by Investment Advisor (See Note 7)             (2,000)
                                             Custody earnings credit                                                      (845)
                                                                                                              ----------------
                                               Net Expenses                                                            775,147
                                                                                                              ----------------
                                             Net Investment Income                                                   2,900,993

                                             ---------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)     Net realized gain (loss) on:
    ON INVESTMENTS AND FUTURES CONTRACTS       Investments                                                           1,941,036
                                               Futures contracts                                                      (221,052)
                                                                                                              ----------------
                                                 Net realized gain                                                   1,719,984
                                             Net change in unrealized appreciation (depreciation) on:
                                               Investments                                                             940,105
                                               Futures contracts                                                        (8,394)
                                                                                                              ----------------
                                                 Net change in unrealized appreciation (depreciation)                  931,711
                                                                                                              ----------------
                                             Net Gain                                                                2,651,695
                                                                                                              ----------------
                                             Net Increase in Net Assets from Operations                              5,552,688

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                               (UNAUDITED)
                                                                                          SIX MONTHS ENDED          YEAR ENDED
                                                                                                   MAY 31,        NOVEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                2005 ($)            2004 ($)
--------------------------------------   -------------------------------------------------------------------------------------
                            OPERATIONS   Net investment income                                   2,900,993           6,208,425
                                         Net realized gain on investments and futures
                                           contracts                                             1,719,984           1,565,470
                                         Net change in unrealized appreciation
                                           (depreciation) on investments and
                                           futures contracts                                       931,711          (4,134,387)
                                                                                          ------------------------------------
                                             Net Increase from Operations                        5,552,688           3,639,508
                                         -------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                           Class A                                              (2,403,636)         (4,901,557)
                                           Class B                                                (293,738)           (651,708)
                                           Class C                                                (185,432)           (392,001)
                                         From net realized gains:
                                           Class A                                              (1,483,103)         (1,574,608)
                                           Class B                                                (228,279)           (286,756)
                                           Class C                                                (130,402)           (135,063)
                                                                                          ------------------------------------
                                             Total Distributions Declared to
                                               Shareholders                                     (4,724,590)         (7,941,693)
                                         -------------------------------------------------------------------------------------

                    SHARE TRANSACTIONS   Class A:
                                           Subscriptions                                         2,055,424           4,389,282
                                           Distributions reinvested                              2,586,089           4,119,955
                                           Redemptions                                          (8,438,752)        (24,035,056)
                                                                                          ------------------------------------
                                             Net Decrease                                       (3,797,239)        (15,525,819)
                                         Class B:
                                           Subscriptions                                           375,565             829,841
                                           Distributions reinvested                                343,739             617,625
                                           Redemptions                                          (3,029,200)         (7,393,716)
                                                                                          ------------------------------------
                                             Net Decrease                                       (2,309,896)         (5,946,250)
                                         Class C:
                                           Subscriptions                                           589,460           4,005,425
                                           Distributions reinvested                                198,418             316,731
                                           Redemptions                                          (1,437,301)         (4,842,204)
                                                                                          ------------------------------------
                                             Net Decrease                                         (649,423)           (520,048)
                                         Net Decrease from Share
                                           Transactions                                         (6,756,558)        (21,992,117)
                                                                                          ------------------------------------
                                             Total Decrease in Net Assets                       (5,928,460)        (26,294,302)
                                         -------------------------------------------------------------------------------------
                            NET ASSETS   Beginning of period                                   155,962,684         182,256,986
                                         End of period (including undistributed net
                                           investment income of $490,320 and
                                           $472,133, respectively)                             150,034,224         155,962,684
                                         -------------------------------------------------------------------------------------
                     CHANGES IN SHARES   Class A:
                                           Subscriptions                                           239,077             504,570
                                           Issued for distributions reinvested                     301,294             474,118
                                           Redemptions                                            (981,686)         (2,783,778)
                                                                                          ------------------------------------
                                             Net Decrease                                         (441,315)         (1,805,090)
                                         Class B:
                                           Subscriptions                                            43,648              94,968
                                           Issued for distributions reinvested                      40,047              71,013
                                           Redemptions                                            (352,851)           (857,211)
                                                                                          ------------------------------------
                                             Net Decrease                                         (269,156)           (691,230)
                                         Class C:
                                           Subscriptions                                            68,302             457,974
                                           Issued for distributions reinvested                      23,118              36,469
                                           Redemptions                                            (167,926)           (567,840)
                                                                                          ------------------------------------
                                             Net Decrease                                          (76,506)            (73,397)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2005 (UNAUDITED)                        COLUMBIA TAX-EXEMPT INSURED FUND

NOTE 1. ORGANIZATION

Columbia Tax-Exempt Insured Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2004 was as follows:

                                         NOVEMBER 30, 2004
Distributions paid from:
  Tax-exempt income                           $  5,857,591
  Ordinary income*                                 242,869
  Long-term capital gains                        1,841,233

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at May 31, 2005, based on cost of investments for federal income tax purposes, was:

  Unrealized appreciation                     $ 19,702,536
  Unrealized depreciation                               --
----------------------------------------------------------
   Net unrealized appreciation                $ 19,702,536

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund and Columbia Tax-Exempt Fund at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------
         First $500 million               0.55%
     $500 million to $1 billion           0.50%
     $1 billion to $1.5 billion           0.47%
     $1.5 billion to $3 billion           0.44%
      $3 billion to $6 billion            0.43%
           Over $6 billion                0.42%

For the six months ended May 31, 2005, the Fund's annualized effective investment advisory fee rate was 0.47%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended May 31, 2005, the Fund's annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.040%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. For the six months ended May 31, 2005, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.09%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended May 31, 2005, the Distributor has retained net underwriting discounts of $6,264 on sales of the Fund's Class A shares and received net CDSC fees of $39,104 and $84 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended May 31, 2005, the Fund paid $827 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended May 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $18,392,985 and $27,975,845, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended May 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Service, Inc. At May 31, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

INSURER                                  % OF TOTAL INVESTMENTS
---------------------------------------------------------------
Financial Guaranty Insurance Corp.                         31.5
MBIA Insurance Corp.                                       25.4
Ambac Assurance Corp.                                      24.7
Financial Security Assurance, Inc.                         12.0

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at May 31, 2005 invested in debt obligations issued by the states of Illinois, Texas, Georgia, Washington, California, Indiana and New Jersey and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended May 31, 2005, Columbia has assumed $2,000 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                                COLUMBIA TAX-EXEMPT INSURED FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      (UNAUDITED)
                                 SIX MONTHS ENDED                                 YEAR ENDED NOVEMBER 30,
                                          MAY 31,     ---------------------------------------------------------------------------
CLASS A SHARES                               2005           2004             2003           2002             2001            2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $           8.61     $     8.81       $     8.56     $     8.55       $     8.24      $     7.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        0.17(a)        0.33(a)          0.34(a)        0.35(a)(b)       0.37(a)         0.38(c)
Net realized and unrealized
gain (loss) on investments and
futures contracts                            0.15          (0.12)            0.28           0.11(b)          0.37            0.35
                                 ----------------     ----------       ----------     ----------       ----------      ----------
Total from Investment
Operations                                   0.32           0.21             0.62           0.46             0.74            0.73
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                  (0.17)         (0.31)           (0.33)         (0.34)           (0.36)          (0.38)
From net realized gains                     (0.10)         (0.10)           (0.04)         (0.11)           (0.07)          (0.03)
                                 ----------------     ----------       ----------     ----------       ----------      ----------
Total Distributions Declared
to Shareholders                             (0.27)         (0.41)           (0.37)         (0.45)           (0.43)          (0.41)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $           8.66     $     8.61       $     8.81     $     8.56       $     8.55      $     8.24
Total return (d)                             3.77%(e)       2.46%            7.39%(f)       5.61%            9.15%           9.51%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                 0.89%(h)       0.98%            1.06%          1.06%            1.09%           1.07%
Net investment income (g)                    3.91%(h)       3.76%            3.88%          4.10%(b)         4.32%           4.81%
Waiver/reimbursement                           --             --             0.02%            --               --              --
Portfolio turnover rate                        12%(e)         14%               5%            11%               9%             15%
Net assets, end of
period (000's)                   $        122,036     $  125,147       $  143,982     $  147,826       $  146,965      $  135,291

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.06% to 4.10%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      (UNAUDITED)
                                 SIX MONTHS ENDED                                 YEAR ENDED NOVEMBER 30,
                                          MAY 31,     ---------------------------------------------------------------------------
CLASS B SHARES                               2005           2004             2003           2002             2001            2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $           8.61     $     8.81       $     8.56     $     8.55       $     8.24      $     7.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        0.14(a)        0.26(a)          0.27(a)        0.28(a)(b)       0.30(a)         0.32(c)
Net realized and unrealized
gain (loss) on investments and
futures contracts                            0.15          (0.11)            0.28           0.12(b)          0.38            0.35
                                 ----------------     ----------       ----------     ----------       ----------      ----------
Total from Investment
Operations                                   0.29           0.15             0.55           0.40             0.68            0.67
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                  (0.14)         (0.25)           (0.26)         (0.28)           (0.30)          (0.32)
From net realized gains                     (0.10)         (0.10)           (0.04)         (0.11)           (0.07)          (0.03)
                                 ----------------     ----------       ----------     ----------       ----------      ----------
Total Distributions Declared
to Shareholders                             (0.24)         (0.35)           (0.30)         (0.39)           (0.37)          (0.35)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $           8.66     $     8.61       $     8.81     $     8.56       $     8.55      $     8.24
Total return (d)                             3.38%(e)       1.69%            6.59%(f)       4.83%            8.36%           8.69%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                 1.64%(h)       1.73%            1.81%          1.81%            1.84%           1.82%
Net investment income (g)                    3.16%(h)       3.04%            3.13%          3.35%(b)         3.57%           4.06%
Waiver/reimbursement                           --             --             0.02%            --               --              --
Portfolio turnover rate                        12%(e)         14%               5%            11%               9%             15%
Net assets, end of
period (000's)                   $         17,575     $   19,793       $   26,347     $   27,120       $   23,954      $   24,417

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.31% to 3.35%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      (UNAUDITED)
                                 SIX MONTHS ENDED                               YEAR ENDED NOVEMBER 30,
                                          MAY 31,     ---------------------------------------------------------------------------
CLASS C SHARES                               2005           2004             2003           2002             2001            2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $           8.61     $     8.81       $     8.56     $     8.55       $     8.24      $     7.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        0.15(a)        0.29(a)          0.30(a)        0.31(a)(b)       0.33(a)         0.34(c)
Net realized and unrealized
gain (loss) on investments and
futures contracts                            0.15          (0.12)            0.28           0.11(b)          0.37            0.35
                                 ----------------     ----------       ----------     ----------       ----------      ----------
Total from Investment
Operations                                   0.30           0.17             0.58           0.42             0.70            0.69
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                  (0.15)         (0.27)           (0.29)         (0.30)           (0.32)          (0.34)
From net realized gains                     (0.10)         (0.10)           (0.04)         (0.11)           (0.07)          (0.03)
                                 ----------------     ----------       ----------     ----------       ----------      ----------
Total Distributions Declared
to Shareholders                             (0.25)         (0.37)           (0.33)         (0.41)           (0.39)          (0.37)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $           8.66     $     8.61       $     8.81     $     8.56       $     8.55      $     8.24
Total return (d)(e)                          3.54%(f)       2.00%            6.91%          5.14%            8.67%           9.02%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                 1.34%(h)       1.43%            1.51%          1.51%            1.54%           1.52%
Net investment income (g)                    3.46%(h)       3.34%            3.42%          3.65%(b)         3.87%           4.36%
Waiver/reimbursement                         0.30%(h)       0.30%            0.32%          0.30%            0.30%           0.30%
Portfolio turnover rate                        12%(f)         14%               5%            11%               9%             15%
Net assets, end of
period (000's)                   $         10,423     $   11,023       $   11,928     $   10,158       $    6,364      $      676

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.61% to 3.65%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor/Distributor not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                                COLUMBIA TAX-EXEMPT INSURED FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 31, 2004, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds, including the Fund, that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Fund was identified for further review based on poor one-year and three-year relative performance against total expenses. Management noted that the relative performance for the Fund for the one-year period ending May 31, 2004 that was included in the Lipper Report had been negatively impacted by the Fund's duration position and interest rate increases during the period but that the relative performance for the Fund had improved for the one-year period ended August 31, 2004. Management also noted the Fund's total expenses were expected to improve due to projected lower transfer agency and fund accounting expenses. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

COLUMBIA FUNDS

                                                COLUMBIA TAX-EXEMPT INSURED FUND

                              LARGE GROWTH        Columbia Growth Stock
                                                  Columbia Large Cap Growth
                                                  Columbia Tax-Managed Growth
                                                  Columbia Tax-Managed Growth II*
                                                  Columbia Young Investor

                               LARGE VALUE        Columbia Disciplined Value
                                                  Columbia Growth & Income*
                                                  Columbia Large Cap Core
                                                  Columbia Tax-Managed Value*

                             MIDCAP GROWTH        Columbia Acorn Select
                                                  Columbia Mid Cap Growth

                              MIDCAP VALUE        Columbia Dividend Income
                                                  Columbia Mid Cap Value*
                                                  Columbia Strategic Investor

                              SMALL GROWTH        Columbia Acorn
                                                  Columbia Acorn USA
                                                  Columbia Small Company Equity

                               SMALL VALUE        Columbia Small Cap Value

                                  BALANCED        Columbia Asset Allocation
                                                  Columbia Balanced
                                                  Columbia Liberty Fund
                                                  Columbia Thermostat

                                 SPECIALTY        Columbia Real Estate Equity
                                                  Columbia Technology
                                                  Columbia Utilities

                      TAXABLE FIXED-INCOME        Columbia Federal Securities
                                                  Columbia Fixed Income Securities*
                                                  Columbia High Yield
                                                  Columbia High Yield Opportunity
                                                  Columbia Income*
                                                  Columbia Intermediate Bond
                                                  Columbia Intermediate Government Income*
                                                  Columbia Quality Plus Bond
                                                  Columbia Short Term Bond*
                                                  Columbia Strategic Income

                                TAX EXEMPT        Columbia High Yield Municipal
                                                  Columbia Intermediate Tax-Exempt Bond
                                                  Columbia Managed Municipals*
                                                  Columbia Tax-Exempt
                                                  Columbia Tax-Exempt Insured

                   SINGLE STATE TAX EXEMPT        Columbia California Tax-Exempt
                                                  Columbia Connecticut Intermediate Municipal Bond
                                                  Columbia Connecticut Tax-Exempt
                                                  Columbia Florida Intermediate Municipal Bond*
                                                  Columbia Massachusetts Intermediate Municipal Bond
                                                  Columbia Massachusetts Tax-Exempt
                                                  Columbia New Jersey Intermediate Municipal Bond
                                                  Columbia New York Intermediate Municipal Bond
                                                  Columbia New York Tax-Exempt
                                                  Columbia Oregon Municipal Bond
                                                  Columbia Pennsylvania Intermediate Municipal Bond*
                                                  Columbia Rhode Island Intermediate Municipal Bond

                              MONEY MARKET        Columbia Money Market*
                                                  Columbia Municipal Money Market*

                      INTERNATIONAL/GLOBAL        Columbia Acorn International
                                                  Columbia Acorn International Select
                                                  Columbia Global Equity
                                                  Columbia International Stock
                                                  Columbia Newport Greater China
                                                  Columbia Newport Tiger*

                                     INDEX        Columbia Large Company Index*
                                                  Columbia Small Company Index*
                                                  Columbia U.S. Treasury Index

* The fund's trustees have approved the merger of this fund, which is scheduled to occur before the end of 2005.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                COLUMBIA TAX-EXEMPT INSURED FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA TAX-EXEMPT INSURED FUND SEMIANNUAL REPORT, MAY 31, 2005     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIA MANAGEMENT(R) LOGO]


(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                               SHC-44/87164-0605 (07/05) 05/6488

[GRAPHIC]

COLUMBIA UTILITIES FUND

SEMIANNUAL REPORT

MAY 31, 2005

TABLE OF CONTENTS

PERFORMANCE INFORMATION                                                        1

FUND PROFILE                                                                   2

UNDERSTANDING YOUR EXPENSES                                                    3

ECONOMIC UPDATE                                                                4

PORTFOLIO MANAGER'S REPORT                                                     5

INVESTMENT PORTFOLIO                                                           7

STATEMENT OF ASSETS AND LIABILITIES                                           10

STATEMENT OF OPERATIONS                                                       11

STATEMENT OF CHANGES IN NET ASSETS                                            12

NOTES TO FINANCIAL STATEMENTS                                                 13

FINANCIAL HIGHLIGHTS                                                          18

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT             22

IMPORTANT INFORMATION ABOUT THIS REPORT                                       25

The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                         COLUMBIA UTILITIES FUND

[PHOTO OF CHRISTOPHER L. WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
PRESIDENT, COLUMBIA FUNDS

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris joined Bank of America in August 2004.

PERFORMANCE INFORMATION

                                                         COLUMBIA UTILITIES FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 06/01/95 - 05/31/05

                  CLASS A SHARES        CLASS A SHARES
               WITHOUT SALES CHARGE    WITH SALES CHARGE    S&P UTILITIES INDEX    S&P TELECOM INDEX
----------------------------------------------------------------------------------------------------
 06/1/1995               $   10,000           $    9,525             $   10,000           $   10,000
 6/30/1995               $   10,033           $    9,556             $    9,903           $   10,313
 7/31/1995               $   10,097           $    9,618             $    9,890           $   10,713
 8/31/1995               $   10,332           $    9,842             $    9,846           $   11,215
 9/30/1995               $   10,905           $   10,387             $   10,483           $   12,142
10/31/1995               $   11,142           $   10,612             $   10,635           $   12,284
11/30/1995               $   11,340           $   10,801             $   10,754           $   12,578
12/31/1995               $   11,886           $   11,322             $   11,380           $   13,106
 1/31/1996               $   12,116           $   11,540             $   11,602           $   13,376
 2/29/1996               $   11,821           $   11,260             $   11,242           $   12,878
 3/31/1996               $   11,702           $   11,146             $   11,155           $   12,552
 4/30/1996               $   11,574           $   11,025             $   10,930           $   12,895
 5/31/1996               $   11,591           $   11,040             $   11,095           $   12,838
 6/30/1996               $   12,025           $   11,454             $   11,703           $   12,948
 7/31/1996               $   11,556           $   11,007             $   10,955           $   11,954
 8/31/1996               $   11,613           $   11,061             $   11,201           $   11,570
 9/30/1996               $   11,637           $   11,085             $   11,301           $   11,704
10/31/1996               $   12,111           $   11,536             $   11,865           $   11,990
11/30/1996               $   12,505           $   11,911             $   12,105           $   12,799
12/31/1996               $   12,603           $   12,005             $   12,025           $   13,247
 1/31/1997               $   12,867           $   12,256             $   12,089           $   13,604
 2/28/1997               $   13,091           $   12,469             $   12,002           $   14,155
 3/31/1997               $   12,601           $   12,003             $   11,613           $   13,044
 4/30/1997               $   12,701           $   12,097             $   11,417           $   13,503
 5/31/1997               $   13,135           $   12,511             $   11,922           $   14,276
 6/30/1997               $   13,521           $   12,879             $   12,283           $   14,692
 7/31/1997               $   13,715           $   13,063             $   12,550           $   14,847
 8/31/1997               $   13,402           $   12,765             $   12,313           $   14,198
 9/30/1997               $   14,104           $   13,434             $   12,838           $   15,507
10/31/1997               $   14,173           $   13,500             $   12,960           $   15,998
11/30/1997               $   15,416           $   14,684             $   13,934           $   18,158
12/31/1997               $   16,167           $   15,399             $   14,989           $   18,712
 1/31/1998               $   16,149           $   15,382             $   14,380           $   19,777
 2/28/1998               $   16,534           $   15,748             $   14,868           $   19,834
 3/31/1998               $   17,873           $   17,024             $   15,834           $   21,984
 4/30/1998               $   17,378           $   16,552             $   15,469           $   20,909
 5/31/1998               $   17,122           $   16,309             $   15,413           $   20,773
 6/30/1998               $   17,360           $   16,536             $   16,002           $   21,172
 7/31/1998               $   17,279           $   16,458             $   15,194           $   22,072
 8/31/1998               $   16,314           $   15,540             $   15,549           $   20,004
 9/30/1998               $   17,416           $   16,588             $   16,779           $   22,246
10/31/1998               $   17,917           $   17,066             $   16,459           $   23,968
11/30/1998               $   18,548           $   17,667             $   16,702           $   25,073
12/31/1998               $   19,759           $   18,821             $   17,213           $   28,513
 1/31/1999               $   19,518           $   18,591             $   16,459           $   30,917
 2/28/1999               $   19,050           $   18,145             $   15,830           $   30,110
 3/31/1999               $   18,692           $   17,804             $   15,580           $   29,474
 4/30/1999               $   20,239           $   19,278             $   16,912           $   30,650
 5/31/1999               $   20,703           $   19,719             $   17,980           $   31,245
 6/30/1999               $   21,113           $   20,110             $   17,350           $   33,404
 7/31/1999               $   20,893           $   19,901             $   17,137           $   32,689
 8/31/1999               $   20,197           $   19,238             $   17,312           $   29,531
 9/30/1999               $   20,050           $   19,097             $   16,479           $   30,967
10/31/1999               $   20,655           $   19,674             $   16,718           $   33,432
11/30/1999               $   20,986           $   19,989             $   15,478           $   34,759
12/31/1999               $   22,396           $   21,332             $   15,631           $   33,970
 1/31/2000               $   22,387           $   21,324             $   17,327           $   32,808
 2/29/2000               $   21,384           $   20,368             $   16,258           $   30,177
 3/31/2000               $   22,550           $   21,478             $   16,799           $   33,511
 4/30/2000               $   22,730           $   21,650             $   18,106           $   31,491
 5/31/2000               $   23,230           $   22,127             $   18,897           $   28,360
 6/30/2000               $   22,398           $   21,334             $   17,773           $   28,848
 7/31/2000               $   22,389           $   21,326             $   19,033           $   26,555
 8/31/2000               $   23,995           $   22,855             $   21,639           $   25,920
 9/30/2000               $   25,343           $   24,139             $   23,625           $   25,700
10/31/2000               $   25,848           $   24,620             $   22,715           $   26,337
11/30/2000               $   25,687           $   24,467             $   22,454           $   22,571
12/31/2000               $   26,522           $   25,262             $   24,567           $   20,786
 1/31/2001               $   26,021           $   24,785             $   22,179           $   23,839
 2/28/2001               $   25,919           $   24,688             $   22,987           $   21,698
 3/31/2001               $   25,300           $   24,098             $   22,833           $   20,620
 4/30/2001               $   26,006           $   24,771             $   24,161           $   21,494
 5/31/2001               $   25,993           $   24,758             $   23,391           $   21,152
 6/30/2001               $   24,834           $   23,654             $   21,526           $   20,237
 7/31/2001               $   25,402           $   24,196             $   20,534           $   21,157
 8/31/2001               $   25,136           $   23,942             $   19,975           $   19,194
 9/30/2001               $   24,100           $   22,955             $   17,662           $   20,294
10/31/2001               $   23,910           $   22,774             $   17,599           $   17,611
11/30/2001               $   23,821           $   22,690             $   16,654           $   17,928
12/31/2001               $   24,226           $   23,075             $   17,088           $   18,240
 1/31/2002               $   22,760           $   21,679             $   16,104           $   16,819
 2/28/2002               $   21,672           $   20,643             $   15,750           $   15,737
 3/31/2002               $   23,833           $   22,701             $   17,667           $   15,405
 4/30/2002               $   21,927           $   20,885             $   17,338           $   13,014
 5/31/2002               $   20,238           $   19,277             $   15,798           $   13,488
 6/30/2002               $   17,192           $   16,376             $   14,677           $   11,805
 7/31/2002               $   14,440           $   13,754             $   12,625           $   10,335
 8/31/2002               $   14,688           $   13,991             $   13,098           $   10,153
 9/30/2002               $   12,225           $   11,644             $   11,406           $    8,728
10/31/2002               $   13,199           $   12,572             $   11,200           $   11,603
11/30/2002               $   14,012           $   13,347             $   11,495           $   12,981
12/31/2002               $   13,899           $   13,239             $   11,962           $   12,017
 1/31/2003               $   13,379           $   12,744             $   11,596           $   11,248
 2/28/2003               $   12,517           $   11,923             $   11,046           $   10,311
 3/31/2003               $   12,813           $   12,204             $   11,587           $   10,282
 4/30/2003               $   13,561           $   12,917             $   12,590           $   11,303
 5/31/2003               $   14,893           $   14,185             $   13,904           $   12,060
 6/30/2003               $   15,162           $   14,442             $   14,061           $   12,505
 7/31/2003               $   14,350           $   13,668             $   13,143           $   11,828
 8/31/2003               $   14,635           $   13,940             $   13,395           $   11,828
 9/30/2003               $   14,872           $   14,166             $   13,992           $   11,345
10/31/2003               $   15,115           $   14,397             $   14,140           $   11,954
11/30/2003               $   15,085           $   14,368             $   14,154           $   11,803
12/31/2003               $   16,112           $   15,346             $   15,104           $   12,863
 1/31/2004               $   16,553           $   15,767             $   15,424           $   13,431
 2/29/2004               $   16,843           $   16,043             $   15,726           $   13,702
 3/31/2004               $   16,922           $   16,118             $   15,883           $   13,507
 4/30/2004               $   16,555           $   15,769             $   15,299           $   13,521
 5/31/2004               $   16,631           $   15,841             $   15,440           $   12,965
 6/30/2004               $   16,890           $   16,088             $   15,679           $   13,376
 7/31/2004               $   17,168           $   16,352             $   15,938           $   13,894
 8/31/2004               $   17,691           $   16,851             $   16,591           $   14,055
 9/30/2004               $   17,879           $   17,029             $   16,734           $   14,235
10/31/2004               $   18,513           $   17,634             $   17,550           $   14,455
11/30/2004               $   19,163           $   18,253             $   18,291           $   15,029
12/31/2004               $   19,612           $   18,680             $   18,772           $   15,416
 1/31/2005               $   19,690           $   18,755             $   19,155           $   14,353
 2/28/2005               $   20,080           $   19,126             $   19,567           $   14,451
 3/31/2005               $   20,140           $   19,183             $   19,788           $   14,221
 4/30/2005               $   20,501           $   19,527             $   20,405           $   14,355
05/31/2005               $   20,650           $   19,670             $   20,434           $   14,527

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) Utilities Index is an unmanaged market capitalization weighted index of natural gas and electric companies. The Standard & Poor's (S&P) Telecom Index is an unmanaged market capitalization weighted index that tracks the performance of telecommunications companies. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 05/31/05 (%)

SHARE CLASS                    A                  B                  C               Z
------------------------------------------------------------------------------------------
INCEPTION                   08/03/81           05/05/92           08/01/97       01/29/99
------------------------------------------------------------------------------------------
SALES CHARGE             WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
------------------------------------------------------------------------------------------
6-MONTH (CUMULATIVE)       7.79     2.67      7.41     2.41      7.40     6.40      7.94
1-YEAR                    24.21    18.31     23.23    18.23     23.21    22.21     24.57
5-YEAR                    -2.32    -3.27     -3.06    -3.32     -3.04    -3.04     -2.10
10-YEAR                    7.52     7.00      6.72     6.72      6.73     6.73      7.68

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

SHARE CLASS                    A                  B                  C               Z
------------------------------------------------------------------------------------------
SALES CHARGE             WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
------------------------------------------------------------------------------------------
6-MONTH (CUMULATIVE)       12.65    7.30     12.32     7.32     12.31    11.31     12.81
1-YEAR                     19.03   13.37     18.24    13.24     18.23    17.23     19.36
5-YEAR                     -2.24   -3.18     -2.94    -3.20     -2.93    -2.93     -2.00
10-YEAR                     7.94    7.42      7.15     7.15      7.16     7.16      8.10

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have had substantially similar annual returns because class B and class C shares generally have similar expense structures. Class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997. Class Z is a newer class of shares. Its performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for the period prior to the inception of the new class of shares would have been higher. Class A shares were initially offered on August 3, 1981, and class Z shares were initially offered on January 29, 1999.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
06/01/95 - 05/31/05 ($)

SALES CHARGE:       WITHOUT          WITH
------------------------------------------
CLASS A             20,650          19,670
CLASS B             19,160          19,160
CLASS C             19,174          19,174
CLASS Z             20,948             N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

FUND PROFILE

                                                         COLUMBIA UTILITIES FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 05/31/05 (%)

ELECTRIC UTILITIES                             41.9
MULTI-UTILITIES & UNREGULATED POWER            18.1
DIVERSIFIED TELECOMMUNICATION SERVICES         18.1
WIRELESS TELECOMMUNICATION SERVICES             4.3
GAS UTILITIES                                   1.1

TOP 10 HOLDINGS AS OF 05/31/05 (%)

VERIZON COMMUNICATIONS                          5.8
PUBLIC SERVICE ENTERPRISE GROUP                 5.4
SBC COMMUNICATIONS                              4.9
SOUTHERN                                        4.9
BELLSOUTH                                       4.3
EXELON                                          3.8
TXU                                             3.7
PG&E                                            3.7
FPL GROUP                                       3.6
DOMINION RESOURCES                              3.5

Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2005, THE FUND'S CLASS A SHARES RETURNED 7.79% WITHOUT SALES CHARGE.

- THE FUND'S STAKE IN TRADITIONAL UTILITIES ACCOUNTED FOR THE BULK OF THE PERIOD'S GAIN.

- A DECISION TO TAKE PROFITS ON SELECTED TRADITIONAL UTILITY HOLDINGS AND TO INCREASE EXPOSURE TO TELECOMMUNICATIONS STOCKS HAMPERED PERFORMANCE. HOWEVER, WE BELIEVE OUR STRATEGY IS PRUDENT IN LIGHT OF HIGH VALUATIONS WITHIN THE UTILITIES INDUSTRY.

CLASS A SHARES                  7.79%
S&P UTILITIES INDEX            11.75%
S&P TELECOM INDEX              -3.35%

The Standard & Poor's (S&P) Utilities Index is an unmanaged market capitalization weighted index of natural gas and electric companies. It is unmanaged and unavailable for investment.

The Standard & Poor's (S&P) Telecom Index is an unmanaged market capitalization weighted index that tracks the performance of telecommunications companies. It is unmanaged and unavailable for investment.

                                    OBJECTIVE

                    Seeks current income and long-term growth

                                TOTAL NET ASSETS

                                 $405.3 million

UNDERSTANDING YOUR EXPENSES

                                                         COLUMBIA UTILITIES FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

12/01/04 - 05/31/05

                 ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE           EXPENSES PAID
             BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)       DURING THE PERIOD ($)    FUND'S ANNUALIZED
                ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL      ACTUAL    HYPOTHETICAL    EXPENSE RATIO (%)
CLASS A        1,000.00     1,000.00        1,077.89     1,018.70         6.48         6.29               1.25
CLASS B        1,000.00     1,000.00        1,074.05     1,014.96        10.34        10.05               2.00
CLASS C        1,000.00     1,000.00        1,074.00     1,014.96        10.34        10.05               2.00
CLASS Z        1,000.00     1,000.00        1,079.38     1,019.95         5.18         5.04               1.00

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                         COLUMBIA UTILITIES FUND

During the six-month period that began December 1, 2004, and ended May 31, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap between the United States and its trading partners appeared to have been overstated. First quarter 2005 GDP growth was also underestimated at 3.1% in a preliminary report, restated at 3.5%, then finalized at 3.8%. The pattern of growth over the past six months confirmed that the economy remained on solid ground despite occasional subpar job figures.

Job growth dominated US economic news throughout the period as the pace of new job creation picked up and more than two million jobs were created in 2004. In 2005, job additions have been uneven. Yet, nearly one million jobs have been created so far and the unemployment rate has trended lower. A few disappointing job figures early in 2005 put a damper on consumer confidence readings. However, sentiment bounced back near the end of the period and, overall, consumers remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

STOCKS RALLIED, THEN LOST MOMENTUM

The stock market rallied in December of 2004, as uncertainty surrounding the US presidential election was resolved and energy prices appeared to stabilize. However, those early gains were offset by a market pullback as investors turned cautious in 2005 at the possibility of higher interest rates, higher inflation and subdued corporate profit growth. Energy prices also picked up again. In this environment, the S&P 500 Index returned 2.42%. Value stocks did better than growth stocks, as measured by the Russell 1000 Value Index, which gained 4.03% over the same period.

BOND MARKET DELIVERED MODEST RETURNS

Most of the US bond market delivered modest returns as yields moved higher, then lower in response to mixed economic and market news, including a ratings downgrade of General Motors and Ford bonds to "junk" status. (Bond yields and prices move in opposite directions.) The Lehman Brothers Aggregate Bond Index returned 2.90% for the period. Gains achieved by high-yield bonds early in the period were offset by negative returns late in the period. As a result, the Merrill Lynch US High Yield, Cash Pay Index returned 0.81%. Municipal bonds did better than taxable bonds, as many states enjoyed higher revenues from the expanding economy and legislatures worked to keep budgets balanced.

HIGHER SHORT-TERM INTEREST RATES

The Federal Reserve (the Fed) made good on its announced intentions to continue to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four increases during this reporting period, the fed funds rate stood at 3.00%(1). Last year the Fed indicated that it would raise short-term interest rates at a measured pace, and so far each of the eight increases have been in one-quarter percentage point increments. However, a slower pace of growth makes it less likely that the Fed would exercise that option. In recent testimony, Fed chairman Greenspan suggested that future increases would likely follow the same gradual course.

(1) On June 30, the federal funds rate was raised to 3.25%.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED
MAY 31, 2005

- THE STOCK MARKET HELD ON TO SOME OF THE RETURNS ACHIEVED EARLY IN THE PERIOD EVEN THOUGH IT LOST MOMENTUM LATE IN THE PERIOD. THE S&P 500 INDEX RETURNED 2.42%. VALUE STOCKS DID BETTER, AS MEASURED BY THE RUSSELL 1000 VALUE INDEX.

S&P 500 INDEX       2.42%
RUSSELL INDEX       4.03%

- BOND RETURNS WERE MODEST AS SHORT-TERM INTEREST RATES ROSE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 2.90%. HIGH-YIELD BONDS LOST GROUND AS ECONOMIC GROWTH SLOWED AND AUTO INDUSTRY BONDS WERE DOWNGRADED. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 0.81%.

MERRILL LYNCH INDEX         0.81%
LEHMAN INDEX                2.90%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PORTFOLIO MANAGER'S REPORT

                                                         COLUMBIA UTILITIES FUND

For the six-month period ended May 31, 2005, Columbia Utilities Fund class A shares returned 7.79% without sales charge. That was less than the S&P Utilities Index, which returned 11.75% and more than the S&P Telecom Index, which returned negative 3.35% for the same period. The fund's return reflects ongoing strength in the utilities sector. However, our decision to take profits among selected traditional utilities, which include electric, gas, water and other types of energy services, and to increase the fund's stake in the underperforming telecom sector hurt relative performance.

LOW INTEREST RATES AIDED UTILITIES INDUSTRY

Two core trends--a constructive regulatory environment and low interest rates--benefited traditional utilities stocks during the period. Interest rates played the larger role, as the dividends paid by utilities companies attracted investors in search of higher yields. Dividends have also become more attractive because they are taxed at a maximum of 15% compared to interest payments on fixed income securities, which are taxed as regular income at rates that go as high as 35%. Meanwhile, growing competition between cable and telecommunications companies weighed on some of the fund's largest telecom holdings.

We took profits selectively among traditional utility holdings when prices rose and the risk of decline appeared to outweigh prospects for further gains. This cautious approach hurt performance relative to the fund's utility benchmark when prices moved higher. New Jersey's Public Service Enterprise Group was the strongest contributor over this period, while Edison International continued to thrive under California's accommodative regulatory policies. We trimmed the fund's large position in Texas-based TXU when its valuation rose beyond our comfort level.

BOOSTED EXPOSURE TO TELECOM

As we pared exposure to traditional utilities, we shifted the proceeds into telecommunications companies where valuations are low and expectations are modest. This strategy has yet to be rewarded. Some large holdings, including Verizon Communications, the period's sharpest decliner, as well as SBC Communications and BellSouth, continued to lose ground to the Electric Utility group. All three companies have performed below expectations as they retool their infrastructure and expand their wireless and broadband offerings. Shares of Centennial Communications rose sharply as company revenues expanded. Centennial, a relatively unknown small wireless company when we

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 05/31/05 ($)

CLASS A         13.20
CLASS B         13.18
CLASS C         13.19
CLASS Z         13.18

DISTRIBUTIONS DECLARED PER SHARE
12/01/04 - 05/31/05 ($)

CLASS A         0.14
CLASS B         0.09
CLASS C         0.09
CLASS Z         0.15

HOLDINGS DISCUSSED IN THIS REPORT AS OF
05/31/05 (%)

PUBLIC SERVICE ENTERPRISE GROUP         5.4
EDISON INTERNATIONAL                    3.0
TXU                                     3.7
VERIZON COMMUNICATIONS                  5.8
SBC COMMUNICATIONS                      4.9
BELLSOUTH                               4.3
CENTENNIAL COMMUNICATIONS               2.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

purchased it two years ago, operates in Michigan as well as in several parts of the Caribbean.

We continue to believe the long-term prospects for telecom are more favorable than for traditional utilities, given current high valuations in the utilities sector amidst an extreme optimism toward their exposure to high commodity prices, low interest rates and benign regulatory treatment. Many wireless companies are coming out of a period of intensive capital expenditures. As capital outlays diminish, we believe that cash flows have the potential to turn positive. We also believe that the competition that has characterized the industry for many years may also have a diminished impact on earnings going forward. In addition, higher interest rates or a slowdown in the economy is likely to hurt high-priced traditional utility stocks more than modestly valued telecom issues.

CONTINUING OUR FOCUS ON DIVIDEND-PAYING STOCKS

Recognizing that most trends run their course, we plan to continue to take steps to reduce the fund's vulnerability to a downturn in the traditional utility industries by adding exposure to the telecom industry, where we have found more compelling valuations and greater potential for appreciation and dividend increases over the next several years. We have also built up the fund's cash position so that we can continue to add attractively valued dividend-paying companies to the portfolio going forward.

[PHOTO OF EDWARD PAIK]

Edward Paik has managed or co-managed Columbia Utilities Fund since May 2002 and has been with the advisor or its predecessors or affiliate organizations since March 2000.

/s/ Edward Paik

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

The value of your investments may be affected by fluctuations in utility stock prices, which may occur in response to changes in interest rates and regulatory, economic and business developments.

[SIDENOTE]

WE PLAN TO CONTINUE TO TAKE STEPS TO REDUCE THE FUND'S VULNERABILITY TO A DOWNTURN IN THE UTILITY SECTOR BY ADDING EXPOSURE TO THE TELECOM INDUSTRY.

INVESTMENT PORTFOLIO

MAY 31, 2005 (UNAUDITED)                                 COLUMBIA UTILITIES FUND

                                                                                                        SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 82.8%
UTILITIES - 82.8%

                   DIVERSIFIED
             TELECOMMUNICATION
              SERVICES - 18.1%   ALLTEL Corp.                                                              5,000       290,850
                                 AT&T Corp.                                                              237,200     4,456,988
                                 BellSouth Corp.                                                         653,950    17,499,702
                                 CenturyTel, Inc.                                                         30,000       983,700
                                 Citizens Communications Co.                                              72,200       984,808
                                 New Skies Satellites Holdings Ltd. (a)                                   75,000     1,327,500
                                 Qwest Communications International, Inc. (a)                            420,800     1,649,536
                                 SBC Communications, Inc.                                                845,200    19,760,776
                                 Sprint Corp.                                                            116,500     2,759,885
                                 Verizon Communications, Inc.                                            666,800    23,591,384
                                                                                                     Diversified
                                                                                Telecommunication Services Total    73,305,129

    ELECTRIC UTILITIES - 41.2%   Allegheny Energy, Inc. (a)                                               65,000     1,571,700
                                 Ameren Corp.                                                             45,800     2,499,764
                                 American Electric Power Co., Inc.                                       271,500     9,689,835
                                 CenterPoint Energy, Inc.                                                202,500     2,482,650
                                 Cinergy Corp.                                                           140,900     5,809,307
                                 Consolidated Edison, Inc.                                               203,000     9,238,530
                                 DTE Energy Co.                                                           46,100     2,191,594
                                 Edison International                                                    326,500    11,998,875
                                 Entergy Corp.                                                           150,800    10,831,964
                                 Exelon Corp.                                                            330,500    15,483,925
                                 FirstEnergy Corp.                                                       142,800     6,326,040
                                 FPL Group, Inc.                                                         357,100    14,516,115
                                 PG&E Corp.                                                              417,100    14,919,667
                                 Pinnacle West Capital Corp.                                              90,200     3,979,624
                                 PPL Corp.                                                               118,600     6,820,686
                                 Progress Energy, Inc.                                                   131,000     5,794,130
                                 Southern Co.                                                            579,100    19,660,445
                                 TECO Energy, Inc.                                                       183,400     3,242,512
                                 TXU Corp.                                                               187,300    15,036,444
                                 Xcel Energy, Inc.                                                       263,500     4,856,305
                                                                                        Electric Utilities Total   166,950,112

          GAS UTILITIES - 1.1%   KeySpan Corp.                                                               100         3,974
                                 Nicor, Inc.                                                                 100         3,950
                                 NiSource, Inc.                                                          177,700     4,282,570
                                 Peoples Energy Corp.                                                        100         4,275
                                                                                             Gas Utilities Total     4,294,769

             MULTI-UTILITIES &
     UNREGULATED POWER - 18.1%   AES Corp. (a)                                                           275,200     4,097,728
                                 Calpine Corp. (a)                                                     1,255,600     3,741,688
                                 CMS Energy Corp. (a)                                                    168,300     2,226,609
                                 Constellation Energy Group                                              153,400     8,199,230
                                 Dominion Resources, Inc.                                                204,060    14,347,459
                                 Duke Energy Corp.                                                       396,700    10,901,316
                                 Dynegy Holdings, Inc., Class A (a)                                      365,100     1,697,715
                                 Public Service Enterprise Group, Inc.                                   392,100    21,761,550
                                 Sempra Energy                                                           165,300     6,557,451
                                                                                   Multi-Utilities & Unregulated
                                                                                                     Power Total    73,530,746

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
UTILITIES -  (CONTINUED)

    WIRELESS TELECOMMUNICATION
               SERVICES - 4.3%   Centennial Communications Corp. (a)                                     699,500     9,156,455
                                 Nextel Communications, Inc., Class A (a)                                209,300     6,316,674
                                 Western Wireless Corp., Class A (a)                                      50,000     1,990,500
                                                                                      Wireless Telecommunication
                                                                                                  Services Total    17,463,629
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL   335,544,385
                                 TOTAL COMMON STOCKS
                                 (COST OF $281,816,138)                                                            335,544,385

PREFERRED STOCKS - 0.6%
UTILITIES - 0.6%

     ELECTRIC UTILITIES - 0.6%   Entergy Arkansas, Inc., 7.880%                                            4,400       440,000
                                 Entergy Gulf States, Inc., 7.560%                                        10,000       990,000
                                 Northern Indiana Public Service Co., 7.440%                               9,000       908,100
                                                                                        Electric Utilities Total     2,338,100
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL     2,338,100
                                 TOTAL PREFERRED STOCKS
                                 (COST OF $2,324,562)                                                                2,338,100

ADJUSTABLE RATE PREFERRED STOCKS - 0.1%
UTILITIES - 0.1%

     ELECTRIC UTILITIES - 0.1%   Entergy Gulf States Inc., Series A, 7.000% (b)                            5,245       524,500
                                                                                        Electric Utilities Total       524,500
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL       524,500
                                 TOTAL ADJUSTABLE RATE PREFERRED STOCKS
                                 (COST OF $543,513)                                                                    524,500

                                                                                                           UNITS
-------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.0%
UTILITIES - 0.0%

                   DIVERSIFIED
             TELECOMMUNICATION
               SERVICES - 0.0%   Lucent Technologies, Inc. (a)                                            10,439         7,306
                                                                                   Diversified Telecommunication
                                                                                                  Services Total         7,306
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL         7,306

                                 TOTAL WARRANTS
                                 (COST OF $16,389)                                                                       7,306

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)       VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 16.3%

                                 Repurchase agreement with State
                                 Street Bank & Trust Co., dated
                                 05/31/05, due 06/01/05 at 2.900%,
                                 collateralized by a U.S. Treasury
                                 Note maturing 05/15/08, market
                                 value of $67,582,488 (repurchase
                                 proceeds $66,258,337)                                                66,253,000    66,253,000

                                 TOTAL SHORT-TERM OBLIGATION
                                 (COST OF $66,253,000)                                                              66,253,000

                                 TOTAL INVESTMENTS - 99.8%
                                 (COST OF $350,953,602) (c)                                                        404,667,291

                                 OTHER ASSETS & LIABILITIES, NET - 0.2%                                                679,046

                                 NET ASSETS - 100.0%                                                               405,346,337

    NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Adjustable rate preferred stock. The interest rate shown reflects the rate as of May 31, 2005.
(c) Cost for federal income tax purposes is $350,953,602.

At May 31, 2005, the Fund held investments in the following sectors:

                                 SECTOR                                                                        % OF NET ASSETS
                                 ----------------------------------------------------------------------------------------------
                                 Utilities                                                                                83.5%
                                 Short-Term Obligation                                                                    16.3
                                 Other Assets & Liabilities, Net                                                           0.2
                                                                                                                  ------------
                                                                                                                         100.0%
                                                                                                                  ============

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2005 (UNAUDITED)                                 COLUMBIA UTILITIES FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS     Investments, at cost                                                  350,953,602
                                                                                                              ----------------
                                             Investments, at value                                                 338,414,291
                                             Repurchase agreement                                                   66,253,000
                                                                                                              ----------------
                                             Total investments, at value                                           404,667,291
                                             Cash                                                                          338
                                             Receivable for:
                                               Investments sold                                                        730,468
                                               Fund shares sold                                                         98,518
                                               Interest                                                                  5,337
                                               Dividends                                                             1,054,233
                                             Deferred Trustees' compensation plan                                       35,335
                                                                                                              ----------------
                                                  Total Assets                                                     406,591,520

                             LIABILITIES     Payable for:
                                               Fund shares repurchased                                                 589,978
                                               Investment advisory fee                                                 222,929
                                               Transfer agent fee                                                      194,089
                                               Pricing and bookkeeping fees                                              9,994
                                               Trustees' fees                                                              654
                                               Custody fee                                                               2,232
                                               Distribution and service fees                                           116,844
                                             Deferred Trustees' fees                                                    35,335
                                             Other liabilities                                                          73,128
                                                                                                              ----------------
                                                 Total Liabilities                                                   1,245,183

                                                                                                    NET ASSETS     405,346,337

               COMPOSITION OF NET ASSETS     Paid-in capital                                                       642,681,838
                                             Undistributed net investment income                                     1,454,965
                                             Accumulated net realized loss                                        (292,504,155)
                                             Net unrealized appreciation on investments                             53,713,689

                                                                                                    NET ASSETS     405,346,337

                                 CLASS A     Net assets                                                            314,160,341
                                             Shares outstanding                                                     23,801,988
                                             Net asset value per share                                                   13.20(a)
                                             Maximum offering price per share ($13.20/0.9525)                            13.86(b)

                                 CLASS B     Net assets                                                             52,947,479
                                             Shares outstanding                                                      4,016,051
                                             Net asset value and offering price per share                                13.18(a)

                                 CLASS C     Net assets                                                              6,653,318
                                             Shares outstanding                                                        504,275
                                             Net asset value and offering price per share                                13.19(a)

                                 CLASS Z     Net assets                                                             31,585,199
                                             Shares outstanding                                                      2,396,359
                                             Net asset value, offering and redemption price per share                    13.18

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2005 (UNAUDITED)        COLUMBIA UTILITIES FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                       INVESTMENT INCOME     Dividends                                                               6,185,627
                                             Interest                                                                  724,066
                                                                                                              ----------------
                                               Total Investment Income                                               6,909,693

                                EXPENSES     Investment advisory fee                                                 1,322,963
                                             Distribution fee:
                                               Class B                                                                 206,725
                                               Class C                                                                  24,628
                                             Service fee:
                                               Class A                                                                 393,396
                                               Class B                                                                  68,908
                                               Class C                                                                   8,210
                                             Transfer agent fee                                                        533,457
                                             Pricing and bookkeeping fees                                               57,472
                                             Trustees' fees                                                             12,322
                                             Custody fee                                                                 6,905
                                             Non-recurring costs (See Note 7)                                            5,332
                                             Other expenses                                                            110,384
                                                                                                              ----------------
                                               Total Expenses                                                        2,750,702
                                             Non-recurring costs assumed by Investment Advisor (See Note 7)             (5,332)
                                             Custody earnings credit                                                      (869)
                                                                                                              ----------------
                                               Net Expenses                                                          2,744,501
                                                                                                              ----------------
                                             Net Investment Income                                                   4,165,192

     NET REALIZED AND UNREALIZED GAIN ON     Net realized gain on investments                                       20,008,546
                             INVESTMENTS     Net change in unrealized appreciation on investments                    6,294,983
                                                                                                              ----------------
                                             Net Gain                                                               26,303,529
                                                                                                              ----------------
                                             Net Increase in Net Assets from Operations                             30,468,721

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                         COLUMBIA UTILITIES FUND

                                                                                                   (UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                                       MAY 31,     NOVEMBER 30,
                                                                                                      2005 ($)         2004 ($)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                                 OPERATIONS    Net investment income                                 4,165,192       8,833,557
                                               Net realized gain on investments                     20,008,546      27,350,598
                                               Net change in unrealized appreciation
                                                 (depreciation) on investments                       6,294,983      60,463,177
                                                                                                ------------------------------
                                               Net Increase from Operations                         30,468,721      96,647,332

     DISTRIBUTIONS DECLARED TO SHAREHOLDERS    From net investment income:
                                                 Class A                                            (3,417,369)     (7,026,244)
                                                 Class B                                              (404,025)       (957,962)
                                                 Class C                                               (47,552)       (101,604)
                                                 Class Z                                              (366,449)       (695,843)
                                                                                                ------------------------------
                                               Total Distributions Declared to Shareholders         (4,235,395)     (8,781,653)

                         SHARE TRANSACTIONS    Class A:
                                                 Subscriptions                                       6,133,055      15,451,647
                                                 Distributions reinvested                            2,658,147       5,404,348
                                                 Redemptions                                       (31,728,578)    (75,498,972)
                                                                                                ------------------------------
                                                   Net Decrease                                    (22,937,376)    (54,642,977)
                                               Class B:
                                                 Subscriptions                                       1,990,845       3,184,483
                                                 Distributions reinvested                              308,069         719,310
                                                 Redemptions                                       (10,366,824)    (27,336,899)
                                                                                                ------------------------------
                                                   Net Decrease                                     (8,067,910)    (23,433,106)
                                               Class C:
                                                 Subscriptions                                         330,337         469,015
                                                 Distributions reinvested                               31,581          63,779
                                                 Redemptions                                          (804,658)     (2,001,872)
                                                                                                ------------------------------
                                                   Net Decrease                                       (442,740)     (1,469,078)
                                               Class Z:
                                                 Subscriptions                                         969,446       1,110,251
                                                 Distributions reinvested                              330,838         624,597
                                                 Redemptions                                        (1,676,085)     (4,010,523)
                                                                                                ------------------------------
                                                   Net Decrease                                       (375,801)     (2,275,675)
                                               Net Decrease from Share Transactions                (31,823,827)    (81,820,836)
                                                                                                ------------------------------
                                                     Total Increase (Decrease) in Net Assets        (5,590,501)      6,044,843

                                 NET ASSETS    Beginning of period                                 410,936,838     404,891,995
                                               End of period                                       405,346,337     410,936,838
                                               Undistributed net investment income at end of
                                                 period                                              1,454,965       1,525,168

                          CHANGES IN SHARES    Class A:
                                                 Subscriptions                                         479,134       1,402,638
                                                 Issued for distributions reinvested                   212,098         496,697
                                                 Redemptions                                        (2,483,426)     (6,847,100)
                                                                                                ------------------------------
                                                   Net Decrease                                     (1,792,194)     (4,947,765)
                                               Class B:
                                                 Subscriptions                                         155,260         288,769
                                                 Issued for distributions reinvested                    24,610          66,208
                                                 Redemptions                                          (812,056)     (2,488,843)
                                                                                                ------------------------------
                                                   Net Decrease                                       (632,186)     (2,133,866)
                                               Class C:
                                                 Subscriptions                                          25,629          42,340
                                                 Issued for distributions reinvested                     2,520           5,851
                                                 Redemptions                                           (63,245)       (182,482)
                                                                                                ------------------------------
                                                   Net Decrease                                        (35,096)       (134,291)
                                               Class Z:
                                                 Subscriptions                                          75,178          97,780
                                                 Issued for distributions reinvested                    26,441          57,472
                                                 Redemptions                                          (130,840)       (365,818)
                                                                                                ------------------------------
                                                   Net Decrease                                        (29,221)       (210,566)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2005 (UNAUDITED)                                 COLUMBIA UTILITIES FUND

NOTE 1. ORGANIZATION

Columbia Utilities Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks current income and long-term growth.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2004 was as follows:

                                                         NOVEMBER 30, 2004
----------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
    ORDINARY INCOME                                           $  8,781,653
    LONG-TERM CAPITAL GAINS                                             --

Unrealized appreciation and depreciation at May 31, 2005, based on cost of investments for federal income tax purposes, was:

    UNREALIZED APPRECIATION                                     $ 74,812,861
    UNREALIZED DEPRECIATION                                      (21,099,172)
                                                                ------------
      NET UNREALIZED APPRECIATION                               $ 53,713,689

The following capital loss carryforwards, determined as of November 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

             YEAR OF                                           CAPITAL LOSS
           EXPIRATION                                          CARRYFORWARD
--------------------------------------------------------------------------------
             2009                                             $    6,330,550
             2010                                                185,315,588
             2011                                                117,698,057
             2012                                                  1,266,110
                                                              $  310,610,305

Of the capital loss carryforwards attributable to the Fund, $6,330,550 (expiring 11/30/09) remain from the Galaxy II Utilities Index Fund's merger with the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

           AVERAGE DAILY NET ASSETS                        ANNUAL FEE RATE
------------------------------------------------------------------------------
               FIRST $1 BILLION                                 0.65%
               OVER $1 BILLION                                  0.60%

For the six months ended May 31, 2005, the Fund's annualized effective investment advisory fee rate was 0.65%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the

Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended May 31, 2005, the Fund's annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.028%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. For the six months ended May 31, 2005, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.26%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended May 31, 2005, the Distributor has retained net underwriting discounts of $3,647 on sales of the Fund's Class A shares and received net CDSC fees of $88, $88,884 and $180 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended May 31, 2005, the Fund paid $955 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended May 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $36,537,087 and $106,257,147, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended

May 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended May 31, 2005, Columbia has assumed $5,332 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                                         COLUMBIA UTILITIES FUND

SELECTED DATA FOR A SHARE THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                     (UNAUDITED)
                                SIX MONTHS ENDED
                                          MAY 31,                                 YEAR ENDED NOVEMBER 30,
CLASS A SHARES                              2005              2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $    12.38        $     9.97     $     9.46     $    18.75     $    25.49     $    22.85
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)                   0.14              0.25           0.23           0.26           0.29           0.50
Net realized and unrealized
gain (loss) on investments and
foreign currency                            0.82              2.41           0.48          (7.04)         (1.74)          4.23
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total from Investment
Operations                                  0.96              2.66           0.71          (6.78)         (1.45)          4.73
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                 (0.14)            (0.25)         (0.20)         (0.30)         (0.38)         (0.42)
From net realized gains                       --                --             --          (2.21)         (4.91)         (1.67)
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total Distributions Declared
to Shareholders                            (0.14)            (0.25)         (0.20)         (2.51)         (5.29)         (2.09)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $    13.20        $    12.38     $     9.97     $     9.46     $    18.75     $    25.49
Total return (b)                            7.79%(c)         27.05%          7.65%        (41.18)%        (7.25)%        22.37%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (d)                      1.25%(e)          1.25%          1.41%          1.30%          1.19%          1.15%
Interest expense                              --                --             --%(f)         --%(f)         --             --
Expenses (d)                                1.25%(e)          1.25%          1.41%          1.30%          1.19%          1.15%
Net investment income (d)                   2.14%(e)          2.29%          2.45%          2.03%          1.44%          2.13%
Portfolio turnover rate                       10%(c)            31%            75%            61%            60%           102%
Net assets, end of
period (000's)                        $  314,160        $  316,809     $  304,413     $  346,352     $  680,675     $  449,081

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e) Annualized.
(f) Rounds to less than 0.01%.

                                     (UNAUDITED)
                                SIX MONTHS ENDED
                                         MAY 31,                                 YEAR ENDED NOVEMBER 30,
CLASS B SHARES                              2005              2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $    12.36        $     9.96     $     9.46     $    18.73     $    25.45     $    22.82
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)                   0.09              0.17           0.16           0.17           0.14           0.33
Net realized and unrealized
gain (loss) on investments and
foreign currency                            0.82              2.40           0.48          (7.05)         (1.73)          4.22
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total from Investment
Operations                                  0.91              2.57           0.64          (6.88)         (1.59)          4.55
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                 (0.09)            (0.17)         (0.14)         (0.18)         (0.22)         (0.25)
From net realized gains                       --                --             --          (2.21)         (4.91)         (1.67)
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total Distributions Declared
to Shareholders                            (0.09)            (0.17)         (0.14)         (2.39)         (5.13)         (1.92)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $    13.18        $    12.36     $     9.96     $     9.46     $    18.73     $    25.45
Total return (b)                            7.41%(c)         26.03%          6.84%        (41.63)%        (7.90)%        21.43%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (d)                      2.00%(e)          2.00%          2.16%          2.05%          1.94%          1.90%
Interest expense                              --                --             --%(f)         --%(f)         --             --
Expenses (d)                                2.00%(e)          2.00%          2.16%          2.05%          1.94%          1.90%
Net investment income (d)                   1.39%(e)          1.54%          1.70%          1.28%          0.69%          1.38%
Portfolio turnover rate                       10%(c)            31%            75%            61%            60%           102%
Net assets, end of
period (000's)                        $   52,947        $   57,473     $   67,530     $   87,051     $  265,004     $  691,943

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e) Annualized.
(f) Rounds to less than 0.01%.

                                     (UNAUDITED)
                                SIX MONTHS ENDED
                                         MAY 31,                                  YEAR ENDED NOVEMBER 30,
CLASS C SHARES                              2005              2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $    12.37        $     9.96     $     9.47     $    18.74     $    25.44     $    22.81
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)                   0.09              0.17           0.16           0.17           0.14           0.33
Net realized and unrealized
gain (loss) on investments and
foreign currency                            0.82              2.41           0.47          (7.05)         (1.71)          4.22
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total from Investment
Operations                                  0.91              2.58           0.63          (6.88)         (1.57)          4.55
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                 (0.09)            (0.17)         (0.14)         (0.18)         (0.22)         (0.25)
From net realized gains                       --                --             --          (2.21)         (4.91)         (1.67)
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total Distributions Declared
to Shareholders                            (0.09)            (0.17)         (0.14)         (2.39)         (5.13)         (1.92)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $    13.19        $    12.37     $     9.96     $     9.47     $    18.74     $    25.44
Total return (b)                            7.40%(c)         26.13%          6.73%        (41.61)%        (7.81)%        21.44%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (d)                      2.00%(e)          2.00%          2.16%          2.05%          1.94%          1.90%
Interest expense                              --                --             --%(f)         --%(f)         --             --
Expenses (d)                                2.00%(e)          2.00%          2.16%          2.05%          1.94%          1.90%
Net investment income (d)                   1.39%(e)          1.54%          1.70%          1.28%          0.69%          1.38%
Portfolio turnover rate                       10%(c)            31%            75%            61%            60%           102%
Net assets, end of
period (000's)                        $    6,653        $    6,674     $    6,712     $    7,501     $   11,558     $    7,185

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e) Annualized.
(f) Rounds to less than 0.01%.

                                     (UNAUDITED)
                                SIX MONTHS ENDED
                                         MAY 31,                                  YEAR ENDED NOVEMBER 30,
CLASS Z SHARES                              2005              2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $    12.36        $     9.95     $     9.44     $    18.74     $    25.49     $    22.87
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)                   0.15              0.28           0.25           0.28           0.36           0.56
Net realized and unrealized
gain (loss) on investments and
foreign currency                            0.82              2.41           0.48          (7.03)         (1.77)          4.21
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total from Investment
Operations                                  0.97              2.69           0.73          (6.75)         (1.41)          4.77
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                 (0.15)            (0.28)         (0.22)         (0.34)         (0.43)         (0.48)
From net realized gains                       --                --             --          (2.21)         (4.91)         (1.67)
                                      ----------        ----------     ----------     ----------     ----------     ----------
Total Distributions Declared
to Shareholders                            (0.15)            (0.28)         (0.22)         (2.55)         (5.34)         (2.15)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $    13.18        $    12.36     $     9.95     $     9.44     $    18.74     $    25.49
Total return (b)                            7.94%(c)         27.42%          7.90%        (41.09)%        (7.06)%        22.57%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (d)                      1.00%(e)          1.00%          1.16%          1.05%          0.94%          0.90%
Interest expense                              --                --             --%(f)         --%(f)         --             --
Expenses (d)                                1.00%(e)          1.00%          1.16%          1.05%          0.94%          0.90%
Net investment income (d)                   2.39%(e)          2.54%          2.70%          2.28%          1.69%          2.38%
Portfolio turnover rate                       10%(c)            31%            75%            61%            60%           102%
Net assets, end of
period (000's)                        $   31,585        $   29,981     $   26,237     $   28,565     $       32     $      321

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e) Annualized.
(f) Rounds to less than 0.01%.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                                         COLUMBIA UTILITIES FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 13, 2004, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                         COLUMBIA UTILITIES FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


Columbia Utilities Fund SEMIANNUAL REPORT, MAY 31, 2005              PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

COLUMBIA MANAGEMENT(R)


(C)2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.611 www.columbiafunds.com


                                               SHC-44/87165-0605 (07/05) 05/6489

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

  (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust IV
            -------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        -------------------------------------------------
                                    Christopher L. Wilson, President


Date                                July 28, 2005
    ---------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)            /S/ Christopher L. Wilson
                        -------------------------------------------------
                                    Christopher L. Wilson, President


Date                                July 28, 2005
    ---------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        -------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                July 28, 2005
    ---------------------------------------------------------------------